As filed with the Securities and Exchange Commission on April 30, 2007

                                                    Registration Nos. 033-05033
                                                                      811-04642
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       PRE-EFFECTIVE AMENDMENT NO.                                         [ ]

       POST-EFFECTIVE AMENDMENT NO. 55                                     |X|
                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       AMENDMENT NO. 57                                                    |X|


                        (CHECK APPROPRIATE BOX OR BOXES)
                                 ---------------
                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 ---------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                          VARIABLE PRODUCTS OPERATIONS
                         PHOENIX LIFE INSURANCE COMPANY
                                  800/541-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                 ---------------
                              JOHN R. FLORES, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                 ---------------

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

|X| on May 1, 2007 pursuant to paragraph (b), or [ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on ( ) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------

================================================================================

                                     PART A

                          THE PHOENIX EDGE SERIES FUND

PROSPECTUS                                                          MAY 1, 2007


    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with eighteen separate series. Generally, each series operates as if it were a separate fund.

    Shares of the Fund are not directly offered to the public and are currently offered through certain separate accounts ("separate accounts") to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC") (collectively, the "companies"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the investment option(s) (sometimes known as subaccounts) corresponding to the series in which you wish to invest. The investment options, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.


[diamond]   Phoenix Capital Growth Series(1)
            (fka, Phoenix-Engemann Capital Growth Series)
[diamond]   Phoenix Growth and Income Series(2)
            (fka, Phoenix-Engemann Growth and Income Series)
[diamond]   Phoenix Mid-Cap Growth Series(3)
[diamond]   Phoenix Money Market Series
            (fka, Phoenix-Goodwin Money Market Series)
[diamond]   Phoenix Multi-Sector Fixed Income Series
            (fka, Phoenix-Goodwin Multi-Sector Fixed Income Series)
[diamond]   Phoenix Multi-Sector Short Term Bond Series
            (fka, Phoenix-Goodwin Multi-Sector Short Term Bond Series)
[diamond]   Phoenix Strategic Allocation Series
            (fka, Phoenix-Engemann Strategic Allocation Series)
[diamond]   Phoenix-Aberdeen International Series(4)
[diamond]   Phoenix-Alger Small-Cap Growth Series(5)
[diamond]   Phoenix-Duff & Phelps Real Estate Securities Series
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth*
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Growth*
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Moderate*
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth*
[diamond]   Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond]   Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond]   Phoenix-Van Kampen Comstock Series(6)
            (fka Phoenix-Engemann Value Equity Series)
[diamond]   Phoenix-Van Kampen Equity 500 Index Series(7)
            (fka, Phoenix-Alliance/Bernstein Enhanced Index Series)

* "S&P," "S&P 500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc. The four Phoenix-S&P Dynamic Asset Allocation Series are referred to in this prospectus collectively as the "Phoenix-S&P Series."

(1) Harris Investment Management, Inc. became the subadvisor of the series on June 23, 2006. The Phoenix-AIM Growth Series merged into the series on October 27, 2006.

(2) Phoenix Investment Counsel, Inc. became the investment manager of the series on May 1, 2006. The Phoenix-Kayne Rising Dividends Series merged into the series on October 20, 2006.

(3) The Phoenix Strategic Theme Series merged into the series on October 27,
    2006.

(4) The Phoenix-Lazard International Equity Select Series merged into the series on October 20, 2006.

(5) The Phoenix-Kayne Small-Cap Quality Value Series and The Phoenix-Engemann Small-Cap Growth Series merged into the series on October 27, 2006.

(6) Van Kampen became the subadvisor of the series on May 1, 2006.

(7) Van Kampen became the subadvisor of the series on May 1, 2006. The Phoenix-Northern Dow 30 Series and the Phoenix-Northern NASDAQ(R) 100 Series merged into the series on October 27, 2006.


    Shares of the Fund is offered only where they may lawfully be offered. You should rely only on the information contained in this document or in one that this document refers you to. The Fund has not authorized anyone to provide you with information that is different.

    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.


    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:       PHOENIX LIFE INSURANCE COMPANY
                                                 PO Box 8027
                                                 Boston, MA 02266-8027

                                                 TEL. 800/541-0171

                                                  The Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS

Heading                                                    Page
-----------------------------------------------------------------

THE SERIES:


Phoenix Capital Growth Series .............................   3
Phoenix Growth and Income Series...........................   5
Phoenix Mid-Cap Growth Series .............................   7
Phoenix Money Market Series ...............................   9
Phoenix Multi-Sector Fixed Income Series...................  11
Phoenix Multi-Sector Short Term Bond Series................  13
Phoenix Strategic Allocation Series........................  15
Phoenix-Aberdeen International Series......................  17
Phoenix-Alger Small-Cap Growth Series......................  19
Phoenix-Duff & Phelps Real Estate Securities Series .......  21
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive
   Growth..................................................  23
Phoenix-S&P Dynamic Asset Allocation Series: Growth........  25
Phoenix-S&P Dynamic Asset Allocation Series: Moderate .....  27
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
   Growth..................................................  29
Phoenix-Sanford Bernstein Mid-Cap Value Series.............  31
Phoenix-Sanford Bernstein Small-Cap Value Series...........  33
Phoenix-Van Kampen Comstock Series.........................  35
Phoenix-Van Kampen Equity 500 Index Series.................  37
MORE ABOUT PRINCIPAL AND OTHER INVESTMENT STRATEGIES.......  39
INVESTMENT STRATEGIES FOR THE PHOENIX-S&P SERIES...........  41
MORE ABOUT THE PHOENIX-S&P SERIES..........................  41
DESCRIPTION OF PRINCIPAL RISKS.............................  43
MANAGEMENT OF THE FUND.....................................  48
The Advisors...............................................  48
The Subadvisors............................................  49
Fees and Expenses Paid by the Fund.........................  50
Portfolio Management.......................................  50
MORE ABOUT THE FUND........................................  53
Organization of the Fund...................................  53
Shares of Beneficial Interest..............................  53
Taxes......................................................  54
Disruptive Trading and Market Timing.......................  54
INVESTING IN THE FUND......................................  55
Sales Charge and Surrender Charges.........................  55
Determination of Net Asset Value...........................  55
Fair Valuation ............................................  56
LITIGATION MATTERS.........................................  56
FINANCIAL HIGHLIGHTS.......................................  65



2 The Phoenix Edge Series Fund

PHOENIX CAPITAL GROWTH SERIES

(FKA, PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Intermediate and long-term capital appreciation, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES


[diamond]    The series normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase which invest their profits into the companies for growth rather than pay dividends to shareholders.


[diamond]    The advisor supervises the series' investment program and general operations of the series, including oversight of the subadvisor.
             The subadvisor manages the investments of the series. The subadvisor selects stocks that are representative of the companies found within the Russell 1000 Growth Index in an effort to:


             o Provide greater returns, over the long-term, than the equity securities comprising the Russell 1000 Growth Index


             o Maintain a risk level approximating that of the Russell 1000 Growth Index

[diamond]    The subadvisors' approach to equity management is process driven with the application of quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the subadvisor focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.


[diamond]    The Russell 1000 Growth Index measures the performance of the common stock (equity securities) of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and was comprised at December 31, 2006 of stocks with market capitalization ranging from $1.18 billion to $447 billion.


[diamond]    The subadvisor's buy/sell discipline is a by-product of the quantitative investment process. After stocks are ranked by the multi-factor model and evaluated by the portfolio management team, an optimal portfolio is constructed.


[diamond]    Stocks are sold by the subadvisor for one of two reasons. First, if the ranking in the multi-factor model deteriorates, and the subadvisor wants to replace it with a more attractive company to maintain the optimal portfolios, it is sold. Second, if there is deterioration in the company fundamentals and outlook, the stock is reviewed and possibly sold.


PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Risk

[diamond]   Growth Stock Investment Risk

[diamond]   Larger Market Capitalization Risk

[diamond]   Market Risk

[diamond]   Portfolio Turnover Risk

[diamond]   Securities Selection Risk

[diamond]   Volatility Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December
1999) and the lowest return for a quarter was -29.19% (quarter ended September
2001).



                                                 Phoenix Capital Growth Series 3

Calendar Year     Annual Return (%)

1997                21.07
1998                30.01
1999                29.67
2000               -17.77
2001               -34.57
2002               -24.81
2003                26.49
2004                4.97
2005                3.71
2006                3.22

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


-----------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIOD
  ENDED 12/31/06)                      1 YEAR      5 YEARS      10 YEARS

-----------------------------------------------------------------------------
  Phoenix Capital Growth Series         3.22%       1.34%         1.61%
-----------------------------------------------------------------------------

  Russell 1000 Growth Index(1)          9.07%       2.69%         5.44%
-----------------------------------------------------------------------------
  S&P 500(R) Index(2)                  15.78%       6.19%         8.44%
-----------------------------------------------------------------------------
(1) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(2) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                           0.68%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                            0.24%
                                                           -----
 Total Annual Series Operating Expenses                    0.92%
                                                           =====
 Expense Reimbursements(1)                                 0.00%
                                                           -----
 Net Annual Series Operating Expenses(1)                   0.92%
                                                           =====



(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.


-------------------------------------------------------------------------------
                              1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------

    Phoenix Capital             $94         $293         $508        $1,129
    Growth Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PIC is the investment advisor to the series. Harris Investment Management, Inc. (Harris), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Harris in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


4 Phoenix Capital Growth Series

PHOENIX GROWTH AND INCOME SERIES
(FKA, PHOENIX-ENGEMANN GROWTH AND INCOME SERIES)
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series will invest in equity securities, primarily common stocks. Under normal circumstances, the series will invest at least
            65% of its assets in equity securities.

[diamond]   The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities. Under normal circumstances, the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

[diamond]   The series seeks to outperform the S&P 500(R) Index (S&P 500) in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of shares would likely decline rather than increase. The series may also fail to outperform the S&P 500.

[diamond]   The advisor uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The advisor seeks a desired balance of risk return potential, including a targeted yield greater than that of the S&P 500. As of December 31, 2006, the market capitalization of the equity issuers in which the fund was invested ranged from $1.3 billion to $447 billion.


[diamond]   The series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers, which may be denominated in foreign currencies. However, under normal circumstances, the series will not invest more than 10% of its total assets in securities of foreign issuers.


PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    This series intends to be "fully invested" in equity securities. The net asset value of a series that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a series that holds larger cash positions.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Foreign Investment Risk
            o  Foreign Currency Risk


[diamond]   Index Investment Risk


[diamond]    Larger Market Capitalization Risk


[diamond]   Market Risk

[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' returns in the chart and table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.98% (quarter ended June 2003) and the lowest return for a quarter was -17.67% (quarter ended September 2002).


Calendar Year       Annual Return (%)
1999                     17.00
2000                     -6.61
2001                     -8.17
2002                    -22.51
2003                     27.46
2004                     10.48
2005                      4.80
2006                     17.18


Phoenix Growth and Income Series 5

                                                                     LIFE OF
   AVERAGE ANNUAL TOTAL RETURNS                                        THE
   (FOR THE PERIOD ENDED 12/31/06)         1 YEAR        5 YEARS    SERIES(1)

 -------------------------------------------------------------------------------
                                            17.18%        6.03%       5.61%
   Phoenix Growth and Income Series
 -------------------------------------------------------------------------------

   S&P 500(R) Index(2)                      15.78%        6.19%       5.14%

 -------------------------------------------------------------------------------

(1) Since March 2, 1998.

(2) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The index is unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM SERIES'
 ASSETS)

 Management Fees                                             0.70%
 Distribution and/or Service (12b-1) Fees                     None
 Other Expenses                                              0.27%
                                                             -----
 Total Annual Series Operating Expenses                      0.97%
                                                             =====
 Expense Reimbursements(1)                                 (0.06%)
                                                           -------
 Net Annual Series Operating Expenses                        0.91%
                                                             =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.15% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------


  Phoenix Growth and Income          $94        $293        $508       $1,129
  Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

6 Phoenix Growth and Income Series

PHOENIX MID-CAP GROWTH SERIES
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 80% of its assets in equity securities of companies with market capitalizations between $500 million and $10 billion.
            The series may at times have investments in companies with higher or lower market capitalizations. At December 31, 2006, the market capitalization of the issuers in which the series was invested ranged from $812 million to $20 billion. The series' policy of investing 80% of its assets in mid-capitalization equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.

[diamond]   The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the Russell Midcap Growth(R) Index. The strategy is based on the subadvisor's view that growth in a company's earnings will correlate with growth in the price of its stock.

[diamond]   The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

[diamond]   Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains. This practice may increase the series' overall trading volume, especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series, which may affect the series' performance.


[diamond]   The series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers, which may be denominated in foreign currencies. Foreign investment will be primarily through American
            Depositary Receipts (ADRs).


[diamond]   The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect series performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series may buy securities that it anticipates will rise in price over a short period of time with the expectation that the securities will then be sold. If the securities do not perform as expected, gains will not be as high as anticipated. Each time a security is bought or sold, the series incurs transaction costs, which may result in higher overall costs to the series.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Foreign Investment Risk
            o  Foreign Currency Risk

[diamond]   Growth Stock Investment Risk


[diamond]   Market Risk

[diamond]   Market Trading Risk


[diamond]   Smaller and Medium Market Capitalization Risk


[diamond]   Portfolio Turnover Risk

[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December 1999) and the lowest return for a quarter was -27.20% (quarter ended September 2001).


                                                 Phoenix Mid-Cap Growth Series 7

Calendar Year                 Annual return (%)
1999                               45.62
2000                               13.75
2001                              -25.28
2002                              -32.50
2003                               28.83
2004                                6.72
2005                                4.18
2006                                4.13

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


-------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                      LIFE OF THE
 (FOR THE PERIODS ENDED 12/31/06)         1 YEAR       5 YEARS      SERIES(1)

-------------------------------------------------------------------------------
 Phoenix Mid-Cap Growth Series            4.13%         0.14%          4.83%
-------------------------------------------------------------------------------

 Russell Midcap Growth(R) Index(2)       10.66%         8.22%          6.46%
-------------------------------------------------------------------------------
 S&P 500(R) Index(3)                     15.78%         6.19%          5.14%
-------------------------------------------------------------------------------
(1) Since March 2, 1998.

(2) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM SERIES'
 ASSETS)

 Management Fees                                            0.80%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                             0.34%
                                                            -----
 Total Annual Series Operating Expenses                     1.14%
                                                            =====
 Expense Reimbursements(1)                                 (0.04)%
                                                           -------
 Net Annual Series Operating Expenses                       1.10%
                                                            =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.30% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------------------------
                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------

 Phoenix Mid-Cap Growth       $117         $365         $633         $1,397
 Series

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR

    PVA as investment advisor to the series, is responsible for managing the series' investment programs. Bennett Lawrence Management, LLC (BLM) is responsible for the day-to-day management of the series. You will find more information about PVA and BLM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

8 Phoenix Mid-Cap Growth Series

PHOENIX MONEY MARKET SERIES
(FKA, PHOENIX-GOODWIN MONEY MARKET SERIES)
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series seeks to maintain a stable $10.00 per share price.

[diamond]   The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days' or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond]   At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond]   The series may invest more than 25% of its assets in the domestic banking industry.

[diamond]   The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond]   The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond]   The series will invest exclusively in the following instruments:

            o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:
               - the Government National Mortgage Association (GNMA),
               - the Federal Home Loan Mortgage Corporation (FHLMC),
               - the Federal National Mortgage Association (FNMA),
               - Student Loan Marketing Association (SLMA),
               - other federal agencies;

            o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;
            o Dollar-denominated obligations guaranteed by banks or savings and loan associations;
            o Federally insured obligations of other banks or savings and loan associations;
            o  Commercial paper;
            o  Short-term corporate obligations; and
            o  Repurchase agreements.

[diamond]   The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series which may negatively affect the series' performance.

PRINCIPAL RISKS

    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series.

    Neither the series nor the advisor can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of the series' investments and substantial redemptions may all negatively affect the series.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Concentration Risk


[diamond]   Fixed Income Securities Investment Risk
            o  Interest Rate Risk
            o  Credit Risk


[diamond]   Government Securities Investment Risk
[diamond]   Market Risk
[diamond]   Repurchase Agreement Investment Risk

[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

                                                   Phoenix Money Market Series 9

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.12% (quarter ended June, 2004).


Calendar Year            Annual Return (%)
1997                          5.18
1998                          5.09
1999                          4.82
2000                          6.03
2001                          3.82
2002                          1.42
2003                          0.68
2004                          0.79
2005                          2.58
2006                          4.41


    The series' 7-day yield on December 31, 2006 was 4.57%. The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.



-------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED 12/31/06)             1 YEAR      5 YEARS      10 YEARS

-------------------------------------------------------------------------------
 Phoenix Money Market Series                 4.41%        1.97%        3.47%
-------------------------------------------------------------------------------

 Citigroup 90-Day Treasury Bill Index(1)     4.76%        2.35%        3.67%
-------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)     4.33%        5.06%        6.24%
-------------------------------------------------------------------------------

(1) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index is an average of the last three three-month Treasury bill issues.

(2) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                           0.40%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                            0.26%
                                                           -----
 Total Annual Series Operating Expenses                    0.66%
                                                           =====
 Expense Reimbursements(1)                                 0.01%
                                                           -----
 Net Annual Series Operating Expenses                      0.65%
                                                           =====


(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------

  Phoenix Money Market           $67          $210          $366         $818
  Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series investment program, the general operations of the series and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

10 Phoenix Money Market Series

PHOENIX MULTI-SECTOR FIXED INCOME SERIES
(FKA, PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES)
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series invests primarily in a portfolio of fixed-income securities. Under normal circumstances, the series will invest at least 80% of its assets in various sectors of the fixed-income securities market. The series' policy of investing 80% of its assets in fixed income securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond]   The advisor will invest in any of several sectors of the
            fixed-income securities market:
            o high-yield (high-risk) fixed-income securities (sometimes referred to as "junk-bonds");
            o high quality fixed-income securities;
            o preferred stock;
            o convertible securities;
            o U.S. and foreign-debt obligations;
            o certificates of deposit;
            o commercial paper;
            o bankers' acceptances; and
            o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities
            o mortgage-backed and asset-backed securities.


[diamond]   Securities are selected using a sector-rotation approach. The advisor seeks to adjust the proportion of series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability.
            Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond]   The series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk-bond and foreign-debt limits shown below) in any one sector and may choose not to invest in certain sectors.


[diamond]   The series may invest up to 50% of its assets in high-yield
            (high-risk) corporate fixed-income securities (Junk Bonds).


[diamond]   The series may invest up to 50% of its assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established- and emerging-market countries.

[diamond]   The advisor seeks to match the average duration and adjusted maturity of the series' portfolio to those of the Lehman Brothers
            Aggregate Bond Index. On December 31, 2006 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.46 years and the maturity was 6.96 years.

[diamond]   The advisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, which may negatively affect series' performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Concentration Risk
[diamond]   Convertible Securities Investment Risk
[diamond]   Fixed Income Securities Investment Risk

            o  Interest Rate Risk
            o  Credit Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

[diamond]   Government Securities Investment Risk

[diamond]   Junk Bond Investment Risk


[diamond]   Market Risk


[diamond]   Mortgaged-Backed and Asset-Backed Securities Investment Risk


[diamond]   Portfolio Turnover Risk

[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the changes in the series' performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 5.57% (quarter ended June 2003) and the lowest return for a quarter was -8.25% (quarter ended September 1998).


                                     Phoenix Multi-Sector Fixed Income Series 11

Calendar Year            Annual Return (%)
1997                          10.92
1998                          -4.02
1999                           5.46
2000                           6.47
2001                           6.09
2002                          10.00
2003                          14.58
2004                           6.84
2005                           1.78
2006                           6.84

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

-------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED 12/31/06)            1 YEAR      5 YEARS     10 YEARS

-------------------------------------------------------------------------------
 Phoenix Multi-Sector Fixed Income Series     6.84%       7.93%        6.39%
-------------------------------------------------------------------------------

 Lehman Brothers Aggregate Bond Index(1)      4.33%       5.06%        6.24%
-------------------------------------------------------------------------------
(1) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.



The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                           0.50%

 Distribution and/or Service (12b-1) Fees                   None
 Other Operating Expenses                                  0.24%
                                                           -----
 Total Annual Series Operating Expenses                    0.74%
                                                           =====
 Expense Reimbursements(1)                                 0.00%
                                                           -----
 Net Annual Series Operating Expenses                      0.74%
                                                           =====



(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------------

 Phoenix Multi-Sector Fixed       $76          $236        $411         $918
 Income Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

12 Phoenix Multi-Sector Fixed Income Series

PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
(FKA, PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES)
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Phoenix Multi-Sector Short Term Bond Series has a primary objective to provide high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]   Under normal circumstances, the series invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the series invests in investment-grade securities which are rated at the time of investment BBB or above by Standard and Poor's Corporation (S&P) or Duff & Phelps Credit Rating Company (D&P) or Baa or above by Moody's
            Investor's Services, Inc. (Moody's) or unrated securities determined by the advisor to be of the same comparable, limited quality. The series may continue to hold securities whose credit quality falls below investment grade. The series' policy of investing 80% of its assets in bonds is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.

[diamond]   The series seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected weighted average maturity of three years or less and that are in one of the following market sectors:
            o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;
            o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;
            o Investment-grade securities; and
            o High yield-high risk securities.

[diamond]   The series may invest in any of these sectors or may not invest in a sector at all.

[diamond]   Securities are selected using a sector rotation approach. The advisor seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability.
            Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond]   Interest rate risk is managed by a duration neutral strategy.
            Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the series at a level similar to that of its benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the advisor believes that the series' exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On
            December 31, 2006 the modified adjusted duration of the Merrill
            Lynch Medium Quality Corporate Short-Term Bond Index was 1.890 years.


[diamond]   The series may invest up to 35% of its assets in high-yield
            (high-risk) corporate fixed income securities (Junk Bonds).


[diamond]   The advisor's investment strategies may result in a higher portfolio turnover rate for the series. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS

    The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for series investment. Neither the series nor the advisor can assure you that a particular level of income will consistently be achieved or that the value of the series investments that supports your share value will increase. If the value of the series' investments decreases, your share value will decrease.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:


[diamond]   Concentration Risk


[diamond]   Fixed Income Securities Investment Risk
            o  Credit Risk
            o  Interest Rate Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

[diamond]   Government Securities Investment Risk

[diamond]   Junk Bond Investment Risk


[diamond]   Market Risk


[diamond]   Mortgage-Backed and Asset-Backed Securities
            Investment Risk


[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


                                  Phoenix Multi-Sector Short Term Bond Series 13

CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 3.36% (quarter ended September 2004) and the lowest return for a quarter was -2.10% (quarter ended June 2004).


Calendar Year            Annual Return(%)
2004                          5.34
2005                          1.36
2006                          5.71

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


-------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                          1 YEAR     LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/06)                                   Series(1)

-------------------------------------------------------------------------------
  Phoenix Multi-Sector Short Term Bond Series           5.71%         4.29%
-------------------------------------------------------------------------------

  Merrill Lynch 1-2.99 Year Medium Quality              4.80%         2.87%
  Corporate Bonds Index(2)
-------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(3)               4.33%         3.14%
-------------------------------------------------------------------------------
(1) Since June 2, 2003.

(2) The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. corporate bond issues rated "BBB" and "A" by Standard and Poor's with maturities between one and three years. The index is calculated on a total return basis.

(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


 Management Fees                                           0.50%
 Distribution and/or Service (12b-1) Fees                  None
 Other Expenses                                            0.38%
                                                           -----
 Total Annual Series Operating Expenses                    0.88%
                                                           =====
 Expense Reimbursements(1)                                 (0.18%)
                                                           -------
 Net Annual Series Operating Expenses                      0.70%
                                                           =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.20% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                  1 YEAR      3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------------

 Phoenix Multi-Sector Short        $90         $280        $487         $1,083
 Term Bond Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

14 Phoenix Multi-Sector Short Term Bond Series

PHOENIX STRATEGIC ALLOCATION SERIES
(FKA, PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES)
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    High total return over an extended period of time consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The advisor will allocate investments of the series among three market segments -- stock, bond and money market. The types of securities in each of these three market segments in which the series will invest are listed in the SAI.

[diamond]   The advisor will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

[diamond]   The advisor may invest 0-100% in any one market segment.

[diamond]   The advisor uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The advisor seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500. As of December 31, 2006, the market capitalization of the equity issuers in which the fund was invested ranged from $1.04 billion to $447 billion. As part of the equity segment, the series may invest in common stocks and other equity-type securities such as preferred stocks, securities convertible into common stocks and warrants.

[diamond]   Fixed income securities are selected using a sector-rotation approach. The advisor seeks to adjust the portion of the series' investment in various sectors and the selections within sectors to obtain higher relative returns. The advisor selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff. The series generally invests in highly rated debt securities, although it may invest up to 10% of its total assets in junk bonds.

[diamond]   Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The advisor and subadvisor for the series may engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's and subadvisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's and subadvisor's ability to obtain relevant information, evaluate the information properly and take advantage of their evaluations by completing transactions on a favorable basis. If the advisor's and subadvisors's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Concentration Risk


[diamond]   Equity Securities Investment Risk

[diamond]   Fixed Income Securities Investment Risk
            o  Interest Rate Risk
            o  Credit Risk

[diamond]   Derivative Investment Risk


[diamond]   Junk Bond Investment Risk

[diamond]   Market Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of two broad-based securities market indices and to a balanced benchmark. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -9.25% (quarter ended September 2002).


                                          Phoenix Strategic Allocation Series 15

Calendar Year            Annual Return(%)
1997                          20.73
1998                          20.79
1999                          11.26
2000                           0.58
2001                           1.87
2002                         -11.58
2003                          19.87
2004                           7.46
2005                           1.79
2006                          12.69

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

-------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED 12/31/06)               1 YEAR       5 YEARS    10 YEARS

-------------------------------------------------------------------------------
 Phoenix Strategic Allocation Series           12.69%        5.49%       8.07%
-------------------------------------------------------------------------------

 Composite: 60% S&P 500(R) Index / 40%         11.11%        5.99%       7.89%
 Lehman Brothers Aggregate Bond Index(1)
-------------------------------------------------------------------------------
 S&P 500(R) Index(2)                           15.78%        6.19%       8.44%
-------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)        4.33%         5.06%       6.24%
-------------------------------------------------------------------------------
(1) A composite index consisting of 60% of the S&P 500(R) Index and 40% of the Lehman Brothers Aggregate Bond Index.

(2) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)


 Management Fees                                             0.59%
 Distribution and/or Service (12b-1) Fees                     None
 Other Expenses                                              0.25%
                                                             -----
 Total Annual Series Operating Expenses                      0.84%
                                                             =====
 Expense Reimbursements(1)                                 (0.01%)
                                                           -------
 Net Annual Series Operating Expenses                        0.83%
                                                             =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------------

  Phoenix Strategic Allocation     $85        $267         $464        $1,033
  Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

16 Phoenix Strategic Allocation Series

PHOENIX-ABERDEEN INTERNATIONAL SERIES
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    High total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES


[diamond]   The series invests in a diversified portfolio of securities of
            non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The series may invest in any region of the world. Under normal circumstances, the series will invest at least
            80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the series may have more than 25% of its assets invested in any major industrial or developed country.


[diamond]   The series will invest primarily in common stocks of established
            non-U.S. companies believed to have potential for capital growth, income or both. The series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the subadvisor will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond]   Country and geographic allocations are based on such economic, monetary and political factors as:
            o  prospects for relative economic growth among countries;
            o  expected levels of inflation;
            o  government policies influencing business decisions;
            o  relative price levels of the various capital markets;
            o  the outlook for currency relationships; and
            o  the range of individual investment opportunities available.


[diamond]   Although the series intends to invest primarily in established companies, it may invest in securities of issuers of any size, and in countries with either developed or emerging markets. As of December 31, 2006, the market capitalization range for the series' equity securities was $2.1 billion to $241 billion.


[diamond]   Within the designated country allocations, the subadvisor uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.


[diamond]   The series may invest up to 20% of its assets in high-yield
            (high-risk) corporate fixed-income securities (Junk Bonds).


PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Concentration Risk
[diamond]   Foreign Investment Risk

            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

[diamond]   Growth Stock Investment Risk

[diamond]   Equity Securities Investment Risk

[diamond]   Fixed Income Securities Investment Risk
            o  Interest Rate Risk
            o  Credit Risk

[diamond]   Junk Bond Investment Risk


[diamond]   Market Risk

[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March 1998) and the lowest return for a quarter was -22.03% (quarter ended September 2002).


Calendar Year       Annual Return (%)
1997                     12.04
1998                     27.92
1999                     29.49
2000                    -15.81
2001                    -24.04
2002                    -14.81
2003                     31.86
2004                     20.78
2005                     18.57
2006                     27.37



                                        Phoenix-Aberdeen International Series 17

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

-------------------------------------------------------------------------------

  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/06)                  1 YEAR           5 YEARS          10 YEARS

-------------------------------------------------------------------------------
  Phoenix-Aberdeen
  International Series             27.37%            15.43%           9.30%
-------------------------------------------------------------------------------

  MSCI EAFE(R) Index(1)            26.86%            15.43%           8.06%
-------------------------------------------------------------------------------
  S&P 500(R) Index(2)              15.78%            6.19%            8.44%
-------------------------------------------------------------------------------
(1) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

(2) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                           0.75%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                            0.26%
                                                           -----
 Total Annual Series Operating Expenses                    1.01%
                                                           =====
 Expense Reimbursements(1)                                 0.00%
                                                           -----
 Net Annual Series Operating Expenses                      1.01%
                                                           =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.30% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.


-------------------------------------------------------------------------------
                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------------

  Phoenix-Aberdeen              $103        $323         $560         $1,242
  International Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PIC is the investment advisor to the series. Aberdeen Asset Management Inc. (Aberdeen), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Aberdeen in the "Management of the Fund" section of the prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

18 Phoenix-Aberdeen International Series

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES


[diamond]   The series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the series will invest at least 80% of its assets in companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index or the S&P SmallCap 600 Index.
            Because these companies are defined by reference to an index, the market capitalizations of companies in which the series may invest may vary with market conditions. As of December 31, 2006, the market capitalization range for the series' equity securities was $70 million to $3.7 billion. The series' policy of investing 80% of its assets in small capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond]   The series favors stocks of entrepreneurial companies that appear to be reasonably valued. The series uses research to identify potential investments by examining such features as a company's financial condition, business prospects, competitive position and business strategy. The series looks for companies that have good current or prospective earnings and strong management teams.


[diamond]   The series may invest in common and preferred stocks and convertible securities.


[diamond]   The series reserves the right to invest up to 20% of total assets in other securities, such as value or dividend stocks, bonds rated investment-grade at the time of purchase and their unrated equivalents and U.S. government securities.


[diamond]   The series may invest up to 35% of its total assets in securities of foreign (non-U.S.) issuers, which may be denominated in foreign currency. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries or emerging-market countries.


[diamond]   The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond]   Equity Securities Investment Risk
            o  Initial Public Offering Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Growth Stock Investment Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk


[diamond]   Market Risk


[diamond]   Portfolio Turnover Risk


[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. On January 7, 2005, Fred Alger Management, Inc. succeeded State Street Research & Management Company as subadvisor to the series. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 27.79% (quarter ended June 2003) and the lowest return for a quarter was -12.77% (quarter ended September 2004).


                                        Phoenix-Alger Small-Cap Growth Series 19

Calendar Year            Annual Return (%)
2003                          53.38
2004                           2.12
2005                          15.64
2006                          19.45


The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

-------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                      LIFE OF
  (FOR THE PERIOD ENDED 12/31/06)                      1 YEAR     THE SERIES(1)

-------------------------------------------------------------------------------
  Phoenix-Alger Small-Cap Growth Series                19.45%       19.48%
-------------------------------------------------------------------------------

  Russell 2000(R) Growth Index(2)                      13.35%       17.83%
-------------------------------------------------------------------------------
  S&P 500(R) Index(3)                                  15.78%       12.87%
-------------------------------------------------------------------------------
(1) Since August 12, 2002.

(2) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


 Management Fees                                           0.85%
 Distribution and/or Service (12b-1) Fees                  None
 Other Expenses                                            0.42%
                                                           -----
 Total Annual Series Operating Expenses                    1.27%
                                                           =====
 Expense Reimbursements(1)                                 (0.27%)
                                                           -------
 Net Annual Series Operating Expenses                      1.00%
                                                           =====

(5) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.15% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------

  Phoenix-Alger Small-Cap          $129        $402         $696       $1,532
  Growth Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. Fred Alger Management, Inc. (Alger) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alger in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

20 Phoenix-Alger Small-Cap Growth Series

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    Capital appreciation and income with approximately equal emphasis.

PRINCIPAL INVESTMENT STRATEGIES


[diamond]   Under normal circumstances, the series invests at least 80% of its assets in publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry.
            REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans.
            Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. The series intends to emphasize investment in equity REITs. The series' policy of investing 80% of its assets in REITs and other real estate related securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders. The REITs and other real estate related securities that the series may invest in may be of any market capitalization and the series is not subject to any limitation regarding the market capitalization of its investments.


[diamond]   In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

[diamond]   The advisor uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the advisor screens the universe of eligible securities for those that it believes offer the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

[diamond]   A security is evaluated for sale if its market value exceeds the advisor's estimated value, its financial performance is expected to decline or if the advisor believes the security's issuer fails to adjust its strategy to the real estate market cycle.

[diamond]   The series is non-diversified under federal securities laws.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    Because the series invests in real estate securities, the value of its shares will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Concentration Risk


[diamond]   REIT Investment Risk

[diamond]   Equity Securities Investment Risk


[diamond]   Larger Market Capitalization Risk

[diamond]   Small and Medium Market Capitalization Risk

[diamond]   Market Risk


[diamond]   Non-Diversification Risk


[diamond]   Securities Selection Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 16.65% (quarter ended December 2004 and the lowest return for a quarter was -13.12% (quarter ended September 1998).


                          Phoenix-Duff & Phelps Real Estate Securities Series 21

Calendar Year                 Annual Return (%)
1997                               22.05
1998                              -21.19
1999                                4.78
2000                               30.78
2001                                6.62
2002                               12.08
2003                               38.27
2004                               34.69
2005                               15.1
2006                               37.07

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

-------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED 12/31/06)            1 YEAR      5 YEARS      10 YEARS

-------------------------------------------------------------------------------
 Phoenix-Duff & Phelps                      37.07%       26.92%        16.55%
 Real Estate Securities
 Series
-------------------------------------------------------------------------------

 FTSE NAREIT Equity Index(1)                35.05%      23.19%        14.48%
-------------------------------------------------------------------------------
 S&P 500(R) Index(2)                        15.78%       6.19%         8.44%
-------------------------------------------------------------------------------

(1) The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

(2) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                           0.75%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                            0.27%
                                                           -----
 Total Annual Series Operating Expenses                    1.02%
                                                           =====
 Expense Reimbursements(1)                                 0.00%
                                                           -----
 Net Annual Series Operating Expenses                      1.02%
                                                           =====


(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.35% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
-------------------------------------------------------------------------------

 Phoenix-Duff & Phelps Real     $104          $324         $562        $1,246
 Estate Securities Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR


    Duff & Phelps Investment Management Company (DPIM) is the investment advisor to the series and is responsible for its day-to-day portfolio management. You will find more information about DPIM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


22 Phoenix-Duff & Phelps Real Estate Securities Series

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth (Aggressive Growth Series) seeks long-term capital growth. This investment objective may be changed without a shareholder vote.


    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. On June 5, 2006, the SEC issued an exemptive order to permit the series to invest in affiliated or unaffiliated underlying mutual funds and ETFs ("underlying funds"), in excess of certain limitations of the Investment Company Act of 1940 (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series seeks to achieve its objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 75% to equity securities, 8% to fixed-income securities, and 17% to international equity securities. The target asset allocation is subject to change as market and economic conditions change.

[diamond]   The series seeks to provide investors, whose investment goal is overwhelmingly geared toward equity capital appreciation, with a predominant exposure to domestic and international equities. Equity investments are managed more aggressively, with disproportionately greater exposures in U.S. and international equities than those in any of the other series, as fixed-income investments are expected to be minimal.

[diamond]   The series seeks to achieve capital growth through its investments in underlying funds that invest primarily in equity securities.
            These investments may include underlying funds that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

[diamond]   The series seeks to achieve its goal through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on Investments in
            Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series. The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendation. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.

[diamond]   The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS

    The principal risks of investing in the series are:

[diamond]   PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the main risks of the underlying funds, please refer to "Description of Principal Risks."

[diamond]   ALLOCATION RISK. The series is also subject to allocation risk.
            Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

[diamond]   NON-DIVERSIFICATION RISK. The series is classified as a
            "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.

               Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth 23

[diamond]   INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Index
            Investment Risk, Concentration Risk, Non-Diversification Risk,
            Market Trading Risk, Interest Rate Risk, Credit Risk, Junk Bond
            Investment Risk, Foreign Investment Risk, Larger Market
            Capitalization Risk, Small and Medium Market Capitalization Risk,
            Growth Stock Investment Risk and Value Investing Risk. Each of these indirect risks are described in "Description of Principal Risks."


[diamond]   PORTFOLIO TURNOVER RISK

            See "Description of Principal Risks" for a discussion of each of these asset class risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full calendar year of investment returns. Therefore, performance information is not currently available.

SERIES FEES AND EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example do include any fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


 Management Fees                                           0.40%
 Distribution and/or Service (12b-1) Fees                  0.25%
 Other Expenses                                            1.02%
 Acquired Fund Fees and Expenses(1)                        0.31%
                                                           -----
 Total Annual Series Operating Expenses                    1.98%
                                                           =====
 Expense Reimbursements(2)                                 0.97%
                                                           -----
 Net Annual Series Operating Expenses                      1.01%
                                                           =====

(1) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.77%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.

(2) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
                                               1 YEAR          3 YEARS
----------------------------------------------------------------------------

 Phoenix-S&P Dynamic Asset Allocation           $201             $621
 Series: Aggressive Growth

----------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the investment advisor to the series. Standard & Poor's Investment Advisory Services LLC is the subadvisor to the series. You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


24 Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Growth (Growth Series) seeks long-term capital growth as its primary objective with current income as a secondary consideration. This investment objective may be changed without a shareholder vote.


    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. On June 5, 2006, the SEC issued an exemptive order to permit the series to invest in affiliated or unaffiliated underlying mutual funds and ETFs ("underlying funds"), in excess of certain limitations of the Investment Company Act of 1940 (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series seeks to achieve its investment objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 60% to U.S. equity securities, 27% to fixed-income securities, and 13% to international equity securities.
            The target asset allocation is subject to change as market and economic conditions change.

[diamond]   The series seeks to provide investors, whose investment goal is heavily directed toward capital appreciation, with a substantial exposure to domestic and international equities cushioned by limited exposure in duration-managed, high-quality U.S. debt obligations.

[diamond]   The series seeks to achieve capital growth primarily through its investments in underlying funds that invest primarily in equity securities. These investments may include underlying funds that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S.
            companies with above-average growth potential. To a lesser extent, the series also seeks to invest in underlying funds that invest primarily in fixed-income securities, which may include U.S.
            government securities as well as underlying funds that invest in investment grade bonds.

[diamond]   The series seeks to achieve its goal through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on Investments in
            Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series. The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendations. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.

[diamond]   The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS

    The principal risks of investing in the series are:


[diamond]   PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the primary risks of the underlying funds, please refer to "Description of Principal Risks."


[diamond]   ALLOCATION RISK. The series is also subject to allocation risk.
            Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

[diamond]   NON-DIVERSIFICATION RISK. The series is classified as a
            "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political

                          Phoenix-S&P Dynamic Asset Allocation Series: Growth 25
            or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.


[diamond]   INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Index
            Investment Risk, Concentration Risk, Non-Diversification Risk,
            Market Trading Risk, Interest Rate Risk, Credit Risk, Junk Bond
            Investment Risk, Foreign Investment Risk, Larger Market
            Capitalization Risk, Small and Medium Market Capitalization Risk,
            Growth Stock Investment Risk and Value Investing Risk. Each of these indirect risks are described in "Description of Principal Risks."


[diamond]   PORTFOLIO TURNOVER RISK


            Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.


TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full calendar year of investment returns. Therefore, performance information is not currently available.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example include fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


 Management Fees                                            0.40%
 Distribution and/or Service (12b-1) Fees                   0.25%
 Other Expenses                                             0.93%
 Acquired Fund Fees and Expenses(1)                         0.14%
                                                            -----
 Total Annual Series Operating Expenses                     1.72%
                                                            =====
 Expense Reimbursements(2)                                  0.88%
                                                            -----
 Net Annual Series Operating Expenses                       0.84%
                                                            =====

(1) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.77%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series

(2) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
                                              1 YEAR            3 YEARS
------------------------------------------------------------------------------

 Phoenix-S&P Dynamic Asset Allocation          $175              $543
 Series: Growth

 ------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the advisor to the series. Standard & Poor's Investment Advisory Services LLC is the subadvisor to the series. You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


26 Phoenix-S&P Dynamic Asset Allocation Series: Growth

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Moderate (Moderate Series) seeks current income with capital growth as a secondary consideration. This investment objective may be changed without a shareholder vote.


    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. On June 5, 2006, the SEC issued an exemptive order to permit the series to invest in affiliated or unaffiliated underlying mutual funds and ETFs ("underlying funds"), in excess of certain limitations of the Investment Company Act of 1940 (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series seeks to achieve its investment objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 65% fixed-income securities, 30% U.S.
            equity securities, and 5% international equity securities. The target asset allocation is subject to change as market and economic conditions change.

[diamond]   The series seeks to provide investors whose investment goal is directed mainly toward interest and dividend income with a predominant allocation to interest-generating, investment-grade debt securities. The series also seeks capital growth through a top-down investment program that allocates investments among U.S. equity sectors as well as through a fundamentally-grounded exposure in non-U.S. stock markets.

[diamond]   The series seeks to achieve its primary investment objective of current income through its investments in underlying funds that invest primarily in fixed-income securities. These investments may include underlying funds that invest exclusively in the corporate debt obligations of U.S. issuers. The series may also invest in underlying funds that invest in U.S. investment-grade debt securities, as well as underlying funds that invest in high yield, high-risk bonds (commonly known as "junk bonds").

[diamond]   The series seeks to achieve its secondary investment objective of capital growth through its investments in underlying funds that invest primarily in equity securities. These investments may include underlying funds that invest mainly in stocks of large, established
            U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

[diamond]   The series seeks to achieve its investment objective through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on
            Investments in Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see
            "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series.
            The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendations. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.

[diamond]   The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS

    The principal risks of investing in the series are:

[diamond]   PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the primary risks of the underlying funds, please refer to "Description of Principal Risks."

[diamond]   ALLOCATION RISK. The series is also subject to allocation risk.
            Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds


                        Phoenix-S&P Dynamic Asset Allocation Series: Moderate 27
            represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

[diamond]   NON-DIVERSIFICATION RISK. The series is classified as a
            "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.

[diamond]   INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Index
            Investment Risk, Concentration Risk, Non-Diversification Risk,
            Market Trading Risk, Interest Rate Risk, Credit Risk, Junk Bond
            Investment Risk, Foreign Investment Risk, Larger Market
            Capitalization Risk, and Small and Medium Market Capitalization
            Risk, Growth Stock Investment Risk and Value Investing Risk. Each of these indirect risks are described in "Description of Principal
            Risks."


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full calendar year of investment returns. Therefore, performance information is not currently available.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example include fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)


 Management Fees                                           0.40%
 Distribution and/or Service (12b-1) Fees                  0.25%
 Other Expenses                                            2.45%
 Acquired Fund Fees and Expenses                           0.19%
                                                           -----
 Total Annual Series Operating Expenses                    3.29%
                                                           =====
 Expense Reimbursements(2)                                 2.40%
                                                           -----
 Net Annual Series Operating Expenses                      0.89%
                                                           =====

(1) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.77%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.

(2) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                                1 YEAR           3 YEARS
-------------------------------------------------------------------------------

 Phoenix-S&P Dynamic Asset Allocation             $332            $1,012
 Series: Moderate

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the advisor to the series. Standard & Poor's Investment Advisory Services LLC is the subadvisor to the series. You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.



28 Phoenix-S&P Dynamic Asset Allocation Series: Moderate

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth (Moderate Growth Series) seeks long-term capital growth and current income, with a greater emphasis on capital growth. This investment objective may be changed without a shareholder vote.


    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. On June 5, 2006, the SEC issued exemptive order to permit the series to invest in affiliated or unaffiliated underlying mutual funds and ETFs ("underlying funds"), in excess of certain limitations of the Investment Company Act of 1940 (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES

[diamond]   The series seeks to achieve its investment objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 50% to U.S. equity securities, 40% to fixed-income securities, and 10% to international equity securities.
            The target asset allocation is subject to change as market and economic conditions change.

[diamond]   The series seeks to provide investors, whose investment goal is geared principally toward capital growth, with a significant allocation to U.S. and foreign equities, but also pursues interest income through an exposure to investment-grade U.S. fixed income securities.

[diamond]   The series seeks to achieve capital growth through its investments in underlying funds that invest primarily in equity securities.
            These investments may include underlying funds that invest mainly in stocks of large established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

[diamond]   The series seeks to achieve current income through its investments in underlying funds that invest primarily in fixed-income securities. These investments may include underlying funds that invest exclusively in bonds of U.S. issuers. The series may invest in underlying funds that invest in U.S. investment-grade debt securities, as well as in underlying funds that invest in high yield, high-risk bonds (commonly known as "junk bonds").

[diamond]   The series seeks to achieve its investment objective through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on
            Investments in Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see
            "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series.
            The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendations. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.

[diamond]   The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS

    The principal risks of investing in the series are:

[diamond]   PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the primary risks of the underlying funds, please refer to "Description of Principal Risks."

                 Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth 29

[diamond]   ALLOCATION RISK. The series is also subject to allocation risk.
            Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

[diamond]   NON-DIVERSIFICATION RISK. The series is classified as a
            "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.


[diamond]   INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Index
            Investment Risk, Concentration Risk, Non-Diversification Risk,
            Market Trading Risk, Interest Rate Risk, Credit Risk, Junk Bond
            Investment Risk, Foreign Investment Risk, Larger Market
            Capitalization Risk, Small and Medium Market Capitalization Risk,
            Growth Stock Investment Risk and Value Investing Risk. Each of these indirect risks are described in "Description of Principal Risks."


[diamond]   PORTFOLIO TURNOVER RISK


            Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full calendar year of investment returns. Therefore, performance information is not currently available.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example include fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.


 ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                           0.40%
 Distribution and/or Service (12b-1) Fees                  0.25%
 Other Expenses                                            1.34%
 Acquired Fund Fees and Expenses(1)                        0.15%
                                                           -----
 Total Annual Series Operating Expense                     2.14%
                                                           =====
 Expense Reimbursements(2)                                 1.29%
                                                           -----
 Net Annual Series Operating Expenses                      0.85%
                                                           =====

(1) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.77%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.

(2) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.05% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------
                                                   1 YEAR           3 YEARS
-------------------------------------------------------------------------------

  Phoenix-S&P Dynamic Asset Allocation              $217              $669
  Series: Moderate Growth

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the advisor to the series. Standard & Poor's Investment Advisory Services LLC is the subadvisor to the series. You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


30 Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    Long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES


[diamond]   The series will, under normal circumstances, invest at least 80% of its assets in equity securities of companies with medium market capitalizations that the subadvisor believes offer the possibility of increase in value. For purposes of the series, medium capitalization companies are those with market capitalizations between $681 million and $14 billion. The series' policy of investing 80% of its assets in mid-cap equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond]   Investments will primarily be in common stocks of established companies having:
            o a strong financial position;
            o price/earnings ratio below major market indexes, such as the S&P
              500(R) Index;
            o an above average prospective earnings (relative to price) and dividend growth rate; and
            o total market capitalization of under $13.9 billion.

[diamond]   The series may invest in convertible securities.


[diamond]   The series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers, which may be denominated in foreign currencies. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.


PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Asset Class Risk


[diamond]   Equity Securities Investment Risk

[diamond]   Convertible Securities Investment Risk


[diamond]   Small and Medium Market Capitalization Risk


[diamond]   Value Investing Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk


[diamond]   Market Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.08% (quarter ended June 2003) and the lowest return for a quarter was -21.84% (quarter ended September 2002).


Calendar Year            Annual Return (%)
1999                         -10.28
2000                          16.89
2001                          22.98
2002                          -8.55
2003                          40.97
2004                          20.41
2005                           7.73
2006                          14.91


    The series' average returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

-------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/06)         1 YEAR       5 YEARS     THE SERIES(1)
-------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap       14.91%        13.96%         9.32%
  Value Series
-------------------------------------------------------------------------------
  Russell 2500(R) Value Index(2)          20.18%        15.51%        11.39%
-------------------------------------------------------------------------------
  S&P 500(R) Index(3)                     15.78%         6.19%         5.14%
-------------------------------------------------------------------------------

(1) Since March 2, 1998.

(2) The Russell 2500(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

                               Phoenix-Sanford Bernstein Mid-Cap Value Series 31

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

    The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                              1.05%
Distribution and/or Service (12b-1) Fees                      None
Other Expenses                                               0.28%
                                                             -----
Total Annual Series Operating Expenses                       1.33%
                                                             =====
Expense Reimbursements(1)                                  (0.02%)
                                                           -------
Net Annual Series Operating Expenses                         1.31%
                                                             =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------

  Phoenix-Sanford Bernstein
  Mid-Cap Value Series           $135        $421         $728        $1,600

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the investment advisor to the series. AllianceBernstein
L.P. ("AllianceBernstein"), through its Bernstein Equities Unit is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AllianceBernstein in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


32 Phoenix-Sanford Bernstein Mid-Cap Value Series

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

 [diamond]    The series will, under normal circumstances, invest at least 80%
              of its assets in common stocks having a total market capitalization under $8.1 billion and with favorable prospects for capital appreciation. The subadvisor will use a value-oriented approach to stock selection. The series' policy of investing 80% of its assets in small capitalization stocks is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.

 [diamond]    The series will invest in the stock of companies whose current market prices do not appear to adequately reflect their underlying value, measured by price/book and price/earnings ratios or dividend yield, as determined through in-depth research carried out by the subadvisor.

 [diamond]    The series will generally invest in 80-100 stocks diversified over
              30 industries that have been targeted as having a potential high anticipated return relative to risk.

 [diamond]    The subadvisor will monitor earnings-estimate revisions and tends to delay purchase while negative revisions are being reflected in the market. A security generally will be sold when the subadvisor determines it no longer ranks in the top half of the subadvisor's choices based on valuation and risk criteria. Sale of a stock that has reached the market target may be delayed when earnings expectations are rising.

 [diamond]    The subadvisor chooses the stocks by screening 2,000 stocks to identify the most attractive classic value measures. The subadvisor will work to reduce volatility by subjecting the securities to reliability tests and will assess the risk by evaluating sector concentration, company size, leverage, and degree of undervaluation.

 [diamond]    The series may invest in convertible securities.

 [diamond]    The series may invest in securities of foreign issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Asset Class Risk


[diamond]   Convertible Securities Risk

[diamond]   Equity Securities Investment Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Value Investing Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk


[diamond]   Market Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.15% (quarter ended June 2003) and the lowest return for a quarter was -22.21% (quarter ended September 2002).


Calendar Year            Annual Return (%)
2001                          15.76
2002                          -8.54
2003                          43.86
2004                          22.67
2005                           7.46
2006                          16.75

                             Phoenix-Sanford Bernstein Small-Cap Value Series 33

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS (FOR                                  LIFE OF
  THE PERIOD ENDED 12/31/06)            1 YEAR        5 YEARS      THE SERIES(1)
--------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein             16.75%         15.16%        16.14%
  Small-Cap Value Series
--------------------------------------------------------------------------------

  Russell 2000(R) Value Index(2)        23.48%         15.37%        16.57%
--------------------------------------------------------------------------------
  S&P 500(R) Index(3)                   15.78%          6.19%         2.63%
--------------------------------------------------------------------------------
(1) Since November 20, 2000.

(2) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)


 Management Fees                                             1.05%
 Distribution and/or Service (12b-1) Fees                     None
 Other Expenses                                              0.30%
                                                             -----
 Total Annual Series Operating Expenses                      1.35%
                                                             =====
 Expense Reimbursements(1)                                 (0.05%)
                                                           -------
 Net Annual Series Operating Expenses                        1.30%
                                                             =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------

 Phoenix-Sanford                    $139       $431         $746       $1,638
 Bernstein Small-Cap
 Value Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the investment advisor to the series. AllianceBernstein, through its Bernstein Equities Unit is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AllianceBernstein in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.



34 Phoenix-Sanford Bernstein Small-Cap Value Series

PHOENIX-VAN KAMPEN COMSTOCK SERIES
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    Long-term capital appreciation. The series has a secondary investment objective to seek current income.

PRINCIPAL INVESTMENT STRATEGIES


 [diamond]    Under normal circumstances the series will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, consisting principally of common stocks, preferred stocks and securities convertible into common and preferred stocks. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


 [diamond]    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. The series may invest up to 25% of its assets in securities of foreign issuers, including depositary receipts and emerging market companies. Generally, the series will invest in securities traded on the New York Stock
              Exchange, or the American Stock Exchange, and in over-the-counter markets.

 [diamond]    The subadvisor applies a security selection process that selects stocks meeting certain investment criteria relating to valuation, profitability, long term growth and financial stability. The subadvisor focuses primarily on a security's potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies.

 [diamond]    Portfolio securities are typically sold when the subadvisor's assessment of the capital growth and income potential of such securities materially changes.


 [diamond]    The series may purchase and sell certain derivative instruments, such as options (up to 5% of its total assets), futures contracts and options on futures contracts (up to 100% of its total assets), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

 [diamond]    The series may invest up to 10% of its total assets in real estate investment trusts (REITs).

 [diamond]    The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect series' performance.


PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

 [diamond]   Derivative Investment Risk
 [diamond]   Equity Securities Investment Risk
 [diamond]   Foreign Investment Risk

             o  Emerging Market Investment Risk

 [diamond]   Interest Rate Risk

 [diamond]   REIT Investment Risk

 [diamond]   Portfolio Turnover Risk

 [diamond]   Value Investing Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series. The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December 1999) and the lowest return for a quarter was -19.27% (quarter ended September 2002).


Calendar Year            Annual Return (%)
1999                          24.33
2000                          32.16
2001                         -17.96
2002                         -21.93
2003                          23.87
2004                          12.91
2005                           5.43
2006                          20.90


                                           Phoenix-Van Kampen Comstock Series 35

    The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


-------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/06)           1 YEAR       5 YEARS   THE SERIES(1)

-------------------------------------------------------------------------------
  Phoenix-Van Kampen Comstock Series        20.90%        6.84%        8.64%
-------------------------------------------------------------------------------

  Russell 1000(R) Value Index(2)            22.25%       10.86%        8.11%
-------------------------------------------------------------------------------
  S&P 500(R) Index(3)                       15.78%        6.19%        5.14%
-------------------------------------------------------------------------------
(1) Since March 2, 1998.

(2) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                             0.70%


 Distribution and/or Service (12b-1) Fees                     None
 Other Expenses                                              0.30%
                                                             -----
 Total Annual Series Operating Expenses                      1.00%
                                                             =====
 Expense Reimbursements(1)                                 (0.05%)
                                                           -------
 Net Annual Series Operating Expenses                        0.95%
                                                             =====


(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------

  Phoenix-Van Kampen Comstock      $102        $318         $551       $1,222
  Series

-------------------------------------------------------------------------------


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. Morgan Stanley Investment Management Inc. (Van Kampen), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Van Kampen in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

36 Phoenix-Van Kampen Comstock Series

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
(FKA, PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    High total return.

PRINCIPAL INVESTMENT STRATEGIES

 [diamond]    Under normal conditions, the series will invest at least 80% of its assets in common stocks and other equity securities. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


 [diamond]    The subadvisor "passively" manages the series assets by investing in securities in approximately the same proportions they are represented in the S&P 500(R) Index (S&P 500). The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, telecom services and utilities. As of December 31, 2006, the market capitalization range for the series' equity securities was $1 billion to $447 billion.


 [diamond]    The subadvisor seeks a correlation between the performance of the series, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

 [diamond]    The series may invest in foreign companies, including those that are in emerging market countries, that are included in the S&P 500
              Index. In addition, the series may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts
              ("SPDRs").

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]  Asset Class Risk


[diamond]  Equity Securities Investment Risk

[diamond]  Foreign Investment Risk
           o  Emerging Market Investment Risk

[diamond]   Index Investment Risk


[diamond]   Market Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN


    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over the life of the series. The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December 1998) and the lowest return for a quarter was -17.39% (quarter ended September 2002).


Calendar Year            Annual Return (%)
1998                          31.68
1999                          18.86
2000                         -11.47
2001                         -11.90
2002                         -23.68
2003                          26.23
2004                           9.84
2005                           3.69
2006                          14.21

    The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


-------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS (FOR                                  LIFE OF
  THE PERIOD ENDED 12/31/06)            1 YEAR        5 YEARS      THE SERIES(1)
--------------------------------------------------------------------------------
  Phoenix-Van Kampen Equity 500 Index      14.21%        4.61%        5.22%
  Series(3)
-------------------------------------------------------------------------------
  S&P 500(R) Index(2)                      15.78%        6.19%        6.29%
-------------------------------------------------------------------------------
(1) Since July 15, 1997.

(2) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The index is unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

                                   Phoenix-Van Kampen Equity 500 Index Series 37

SERIES FEES AND EXPENSES


    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                             0.45%
 Distribution and/or Service (12b-1) Fees                     None
 Other Expenses                                              0.32%
                                                             -----
 Total Annual Series Operating Expenses                      0.77%
                                                             =====
 Expense Reimbursements(1)                                 (0.14%)
                                                           -------
 Net Annual Series Operating Expenses                        0.63%
                                                             =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.15% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------------------
                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
-------------------------------------------------------------------------------

  Phoenix-Van Kampen Equity      $79          $246         $428         $955
  500 Index Series

-------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PVA is the investment advisor to the series. Van Kampen, is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Van Kampen in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


38 Phoenix-Van Kampen Equity 500 Index Series

MORE ABOUT PRINCIPAL AND OTHER INVESTMENT STRATEGIES

-------------------------------------------------------------------------------

    Information about each series' principal investment strategies appear at the beginning of the description of each individual series of the prospectus. ("See Principal Investment Strategies"). The information below describes all investment strategies, whether principal or not, that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in a strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.


    Further descriptions of these investment strategies and practices can be found in the SAI.

CONVERTIBLE SECURITIES

    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock. These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES

    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.

    Unless stated otherwise in the description of the series, each series engages in derivatives transactions primarily for hedging purposes.

    Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indexes and foreign currencies.

    With respect to each series, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of that series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

    The Phoenix Money Market Series will not invest in derivatives.


    The Fund is an open end investment company regulated by the SEC. It is subject to federal securities laws including the Investment Company Act of 1940 and related rules, various SEC and SEC staff positions. Further, in accordance, with respect to certain derivatives, the Fund must set aside (referred to sometimes as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are open. For example, with respect to forward commitments and futures contracts that are not contractually required to "cash settle", the Fund must cover its open positions by setting aside liquid assets equal to the contracts full notional value. With respect to forward commitments futures contracts that are required to "cash settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily mark to market (net) obligations if any (i.e., the Fund's daily liability if any) rather than the notional value.


EMERGING MARKET INVESTING

    Some series may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EQUITY EQUIVALENT INVESTMENTS

    Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an equity equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES

    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

    The Phoenix Money Market Series will not invest in illiquid securities.

                                                 The Phoenix Edge Series Fund 39

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES (ALL SERIES, EXCEPT THE PHOENIX-S&P SERIES)

    Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

    The Phoenix-Aberdeen International Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS

    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk-bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LEVERAGING (BORROWING) (ALL SERIES)

    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES

    Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS (ALL SERIES)

    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING (ALL SERIES)

    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)

    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.


    The Fund is an open end investment company regulated by the SEC. It is subject to federal securities laws including the Investment Company Act of 1940 and related rules, various SEC

40 The Phoenix Edge Series Fund
and SEC staff positions. Further, in accordance, with respect to certain derivatives, the Fund must set aside (referred to sometimes as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are open. For example, with respect to forward commitments and futures contracts that are not contractually required to "cash settle", the Fund must cover its open positions by setting aside liquid assets equal to the contracts full notional value. With respect to forward commitments futures contracts that are required to "cash settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily mark to market (net) obligations if any (i.e., the Fund's daily liability if any) rather than the notional value.


INVESTMENT STRATEGIES FOR THE PHOENIX-S&P SERIES
-------------------------------------------------------------------------------

    In addition to the principal investment strategies discussed in each series' investment summary, a series or an underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these investment strategies and techniques and other securities. These strategies and techniques may involve risks. The series and the underlying ETFs are not limited by investing in these strategies and techniques and may invest in other types of securities not precluded by the policies discussed elsewhere in this prospectus. The strategies listed below supplement the principal investment strategies of the series, and you should refer back to the summary for each series, and the Principal Risks section for more information on the principal investment techniques.

    Repurchase Agreements. A series or an underlying ETF may invest in repurchase agreements. A repurchase agreement is a transaction where the series or an underlying ETF buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series or the underlying ETF may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the underlying fund may never receive the purchase price or it may be delayed or limited.

    High Quality Short-Term Debt Obligations. A series or an underlying ETF may invest in high quality short-term debt obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

    An underlying ETF may at times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days' issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

    Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an underlying ETF will be generally regarded as an illiquid security.

    These instruments are subject to credit risk, interest rate risk and foreign investment risk.

    Government Securities. A series or an underlying ETF may invest in government securities. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series or an underlying ETF's shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk.

MORE ABOUT THE PHOENIX-S&P SERIES
-------------------------------------------------------------------------------

DISTRIBUTION PLAN


    Each Phoenix-S&P Series has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Distribution Plan"). Pursuant to the Distribution Plan, each Phoenix-S&P Series has entered into a Distribution Agreement relating to the Distribution Plan with Phoenix Equity Planning Corporation (the "Distributor") located at One American Row, Hartford, CT 06102. The Distributor is an affiliate of the advisor, and serves as principal underwriter for the Fund. The Distribution Plan permits the use of Fund assets to help finance the distribution of the shares of the Phoenix-S&P Series.


    Under the Distribution Plan, the Fund, on behalf of each Phoenix-S&P Series, is permitted to pay to various service providers up to 0.25% of the average daily net assets of the series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING
FUNDS

    Because each series invests in the underlying funds, investors in each series will be affected by the underlying funds' investment strategies in direct proportion to the amount of assets each series allocates to the underlying fund pursuing such strategies. The underlying funds may have investment objectives that may be changed without approval of the shareholders of the underlying fund. An underlying fund may not be able to achieve its objective.

                                                 The Phoenix Edge Series Fund 41

UNDERLYING FUNDS

    For each of the risk profiles for the four Phoenix-S&P Series, the subadvisor develops model portfolios based on an analysis of historical asset class data and the subadvisor's forecasts of financial markets and economic trends globally. The subadvisor then recommends underlying funds that correspond to the asset classes represented in the model portfolios.

    The following lists the universe of underlying funds, as recommended by the subadvisor to the advisor, that the Phoenix-S&P Series may invest in and is subject to change:

-------------------------------------------------------------------------------
Equities - U.S.
-------------------------------------------------------------------------------
iShares Cohen & Steers Realty Majors Index Fund
-------------------------------------------------------------------------------
iShares COMEX Gold Trust
-------------------------------------------------------------------------------
iShares Dow Jones Transportation Average Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones U.S. Technology Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones U.S. Telecommunications Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Basic Materials Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Consumer Goods Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Consumer Services Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Energy Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Financial Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Financial Services Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Healthcare Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Industrial Sector Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Real Estate Index Fund
-------------------------------------------------------------------------------
iShares Dow Jones US Utilities Sector Index Fund
-------------------------------------------------------------------------------
iShares Goldman Sachs Natural Resources Fund
-------------------------------------------------------------------------------
iShares Goldman Sachs Networking Index Fund
-------------------------------------------------------------------------------
iShares Goldman Sachs Semiconductor Index Fund
-------------------------------------------------------------------------------
iShares Goldman Sachs Software Index Fund
-------------------------------------------------------------------------------
iShares Goldman Sachs Technology Index Fund
-------------------------------------------------------------------------------
iShares Nasdaq Biotechnology Index Fund
-------------------------------------------------------------------------------
PowerShares Dynamic Biotechnology & Genome Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Food & Beverage Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Leisure & Entertainment Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Media Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Networking Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Pharmaceuticals Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Semiconductors Portfolio
-------------------------------------------------------------------------------
PowerShares Dynamic Software Portfolio
-------------------------------------------------------------------------------
streetTracks Gold Trust
-------------------------------------------------------------------------------
streetTracks Morgan Stanley High Tech 35 Index Fund
-------------------------------------------------------------------------------
streetTracks Wilshire REIT Index Fund
-------------------------------------------------------------------------------
Technology Select Sector SPDR
-------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Consumer Staples Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Energy Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Financial Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Health Care Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Industrial Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Materials Select Sector SPDR Fund
-------------------------------------------------------------------------------
The Utilities Select Sector SPDR Fund
-------------------------------------------------------------------------------
Vanguard Consumer Discretionary VIPERs
-------------------------------------------------------------------------------
Vanguard Consumer Staples VIPERs
-------------------------------------------------------------------------------
Vanguard Energy VIPERs
-------------------------------------------------------------------------------
Vanguard Financials VIPERs
-------------------------------------------------------------------------------
Vanguard Health Care VIPERs
-------------------------------------------------------------------------------
Vanguard Industrial VIPERs
-------------------------------------------------------------------------------
Vanguard Information Technology VIPERs
-------------------------------------------------------------------------------
Vanguard Materials VIPERs
-------------------------------------------------------------------------------
Vanguard REIT VIPERs
-------------------------------------------------------------------------------
Vanguard Telecommunications Services VIPERs
-------------------------------------------------------------------------------
Vanguard Utilities VIPERs
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Equities - International
-------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------------------
iShares GS $ InvestTop Corporate Bond Fund
-------------------------------------------------------------------------------
iShares Lehman 1-3 Year Treasury Bond Fund
-------------------------------------------------------------------------------
iShares Lehman 20+ Year Treasury Bond Fund
-------------------------------------------------------------------------------
iShares Lehman 7-10 Year Treasury Bond Fund
-------------------------------------------------------------------------------
iShares Lehman TIPS Bond Fund


-------------------------------------------------------------------------------
Cash/Cash Equivalents
-------------------------------------------------------------------------------
The Phoenix Money Market Series
-------------------------------------------------------------------------------

EXCHANGE-TRADED FUNDS

    In general, the underlying funds are exchange-traded funds (ETFs). An ETF is a type of pooled investment vehicle that invests in the securities of other issuers, which unlike a mutual fund is traded on an exchange in secondary markets.

    An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices hold either:

 [diamond]    shares of all of the companies (or, for a fixed income ETF, bonds)
              that are represented by a particular index in the same proportion that is represented in the index itself; or

 [diamond]    shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

    ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETFs net asset value), together with a cash payment generally equal to accumulated dividends as of the date of the redemption. Conversely, a creation unit may be purchased from the underlying ETF by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g.,

42 The Phoenix Edge Series Fund
the American Stock Exchange), and the shares may be purchased and sold throughout the trading day based on their market price. The advisor anticipates purchasing and selling ETF shares for the series on the exchanges on which the ETF's shares are traded.

    As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF investors, such as the Phoenix-S&P Series pay their proportionate share of these expenses, and, as an investor in the Phoenix-S&P Series, contract owners indirectly bear the expenses of the underlying ETFs. Standard & Poor's, an affiliate of the subadvisor, earns licensing fees from some of the ETFs in which the Phoenix-S&P Series may invest. For more information on this inherent conflict of interest, please see "Management of the Fund."

    The ETFs invested in by the Phoenix-S&P Series may include series of the following ETFs:

 [diamond]    iShares(R) Trust - iShares(R) is a registered trademark of
              Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in the Phoenix-S&P Series.

 [diamond]    PowerShares Exchange-Traded Fund Trust - PowerShares is a
              trademark of PowerShares Capital Management LLC.

 [diamond]    SPDR(R) Trust - SPDR(R) is a trademark of The McGraw-Hill
              Companies, Inc., and has been licensed for use by PDR Services LLC
              ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The
              McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The S&P series are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations and warranties to shareholders of the S&P series or any member of the public regarding the advisability of investing in the S&P series or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing or trading of the portfolios.

 [diamond]    streetTRACKS(R) Series Trust - streetTRACKS(R) is a registered trademark of State Street Corporation ("State Street"). The
              Phoenix-S&P Series are not sponsored, endorsed, sold, or promoted by State Street. State Street makes no representations or warranties to the shareholders of the series or any member of the public regarding the advisability of investing in the S&P series or the streetTRACKS(R) Series Trust. State Street has no obligation or liability in connection with the operation, marketing, or trading of the S&P series.

 [diamond]    Vanguard(R) Index Funds - Vanguard Index Participation Receipts
              (VIPERs(R)). Vanguard and VIPERs are trademarks of The Vanguard
              Group, Inc. ("Vanguard"). The Phoenix-S&P Series are not sponsored, endorsed, sold or promoted by Vanguard. Vanguard makes no representations or warranties to shareholders of the series or any member of the public regarding the advisability of investing in the series or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing or trading of the series.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS


    Each Phoenix S&P Series may invest in any type of ETF, including ETFs based on broad equity market indexes, sector-based ETFs and fixed-income ETFs. Each such series may hold underlying ETFs with portfolio comprised of domestic or foreign stocks or bonds or any combination thereof. In general, absent exemptive relief from the SEC, the 1940 Act prohibits funds such as the Phoenix S&P Series from owning more than 3% of the total outstanding shares of another investment company (including an ETF), from investing more than 5% of its total assets in any one other investment company, and from investing more than 10% of its total assets in other investment companies in the aggregate. However, the Fund has obtained an exemptive order from the SEC under which each Phoenix S&P Series may, subject to certain conditions, invest in other affiliated and unaffiliated investment companies (including ETFs) notwithstanding the limitations of the 1940 Act. The following are among the conditions of the Fund's order: (1) a Phoenix-S&P Series or an affiliate of a Phoenix-S&P Series may not receive any payments from an unaffiliated underlying fund in connection with the Series' investment in the underlying fund; and (2) the Fund's Board of Trustees must determine before approving any investment advisory agreement for a Phoenix-S&P Series that the advisory fees charged under the agreement are based on services that are in addition to, rather than duplicative of, services provided under the investment advisory agreement of an underlying fund. In addition, the SEC has issued exemptive orders to certain ETFs that permit other investment companies to invest in the ETFs in excess of the limitations of the 1940 Act, and it may be possible for the Phoenix-S&P Series to rely on those orders.



DESCRIPTION OF PRINCIPAL RISKS
-------------------------------------------------------------------------------

    The following is a description of each principal risk associated with investing in the series, listed in alphabetical order for easy reference. The principal risks applicable to each series are listed in the individual series' description at the beginning of the prospectus. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series. In addition, one or more of the following principal risks may apply to a series' investments in other investment companies or ETFs ("underlying funds"). The greater an investment in a particular asset class by a series (or an underlying fund), the greater the impact to the series of the risks related to the class.

ASSET CLASS RISK (ALL SERIES)

    There is a possibility that the returns from the types of securities in which a series (or underlying fund) invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in

                                                 The Phoenix Edge Series Fund 43
comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)

    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONCENTRATION RISK

    Another area of risk involves the potential concentration of a series' (or underlying fund's) assets in securities of a particular industry, group of industries, or sector. A series (or underlying fund) that concentrates in a single industry, group of industries or sector may be more susceptible to any single economic, market, political or regulatory occurrence that specifically affects that industry, group of industries or sector. The investment portfolio of a series' (or underlying fund) shares may be especially sensitive to economic and market factors and risks that specifically affect an industry or sector. Additionally, some industries or sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those industries or sectors may have a material effect on the value of securities issued by companies in those industries or sectors. Furthermore, a series (or underlying fund) that invests a substantial portion of its assets in related industries or sectors may have greater risk because companies in these industries or sectors may share common characteristics and may react similarly to market developments. As a result, the value of the share price of a series (or underlying fund) may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. The industries or sectors in which the series may invest in more heavily will vary.

CONVERTIBLE SECURITIES INVESTMENT RISK

    Some of the series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

DERIVATIVE INVESTMENT RISK

    The series may use various instruments that derive their values from those of specific securities, indexes, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited. A series' performance may be worse than if it did not make such investments.

    If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.

EQUITY SECURITIES INVESTMENT RISK

    In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

    INITIAL PUBLIC OFFERINGS RISK. Some of the series (and underlying funds) may invest in Initial Public Offerings (IPOs), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series (or underlying fund) may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs, which may negatively affect series performance.

FIXED INCOME SECURITIES INVESTMENT RISK

    Some of the series (and underlying funds) may invest in fixed-income securities. The primary risks associated with investments in fixed-income securities include interest rate risk and credit risk.

44 The Phoenix Edge Series Fund

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN INVESTMENT RISK

    Some of the series (and underlying funds) may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject a series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

EMERGING MARKET INVESTMENT RISK

    Some of the series (and underlying funds) may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

FOREIGN CURRENCY RISK

    Some of the series (and underlying funds) may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

GOVERNMENT SECURITIES INVESTMENT RISK

    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series' shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

GROWTH STOCK INVESTMENT RISK

    Some of the series (and underlying funds) may invest in growth stocks. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on

                                                 The Phoenix Edge Series Fund 45
market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall. Growth investing will typically underperform when value investing is in favor.

INDEX INVESTMENT RISK

    An investment in a series (or underlying fund) that attempts to track an index, is subject to the risk of losing money on the investment and the risk that the series (or underlying fund) could under-perform other investments, if the value of the index goes down. Unlike other funds that do not attempt to track an index, the series (or underlying fund) may not use certain techniques to reduce the risk of loss. For example, the series (or underlying fund) generally will not keep any significant portion of its assets in cash. As a result, the series (or underlying fund) may go down in value more than an actively managed fund in the event of a general market decline.

    In addition, such investments are subject to tracking error risk whereby the returns of the series (or underlying fund) deviate from those of its index. Because the series (or underlying fund) incurs fees expenses, such as brokerage commissions, whereas the index does not, the series (or underlying fund) will tend to underperform the performance of the index. Other factors that may cause the returns of a series (or underlying fund) to deviate from its index include the imperfect correlation between the securities held by the series (or underlying fund) and those in its index, rounding of prices, and general changes to the index and to regulatory policies that may affect the ability of a series (or underlying fund) to achieve close correlation with its index.

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)

    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

INVESTMENT COMPANY INVESTMENT RISK

    The series may invest in other investment companies, including ETFs. Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that investors in the series will indirectly bear.

JUNK BOND INVESTMENT RISK

    High-yield, high-risk securities (so-called "junk-bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series (or underlying fund) would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

LARGER MARKET CAPITALIZATION RISK

    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a series (or underlying fund) may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK (ALL SERIES)

    The value of your shares is based on the market value of the series' investments which may include investments in underlying funds. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MARKET TRADING RISK

    The shares of an underlying fund may trade at a premium or discount to their net asset value. The market value of underlying fund shares may differ from the shares' net asset value. The net asset value of underlying fund shares fluctuates with the changes in the market value of the fund's holdings, while the trading price of underlying fund shares fluctuates in accordance with changes in net asset value as well as market supply and demand.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK

    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to

46 The Phoenix Edge Series Fund
accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

NON-DIVERSIFICATION RISK

    A series (or underlying fund) that is non-diversified may invest in securities of a limited number of issuers, and therefore hold fewer securities than a series (or underlying fund) that is diversified. To the extent that the series (or underlying fund) is non-diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. As a result, the net asset value of the series may fluctuate substantially. Therefore, such series may not be appropriate for short-term investors.

OVER-THE-COUNTER RISK

    Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

PORTFOLIO TURNOVER RISK

    A series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable short-term capital gains to shareholders which are taxable as ordinary income.

REIT INVESTMENT RISK

    Some series and underlying funds may invest in Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of management skills, are not diversified, and are subject to the risks of financing projects.

    If a series (or underlying fund) invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series (or underlying fund) to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)

    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)

    There is the possibility that the specific securities held by the series (or underlying fund) will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

SMALL AND MEDIUM MARKET CAPITALIZATION RISK

    Some of the series (and underlying funds) invest in companies with small and medium capitalizations, which make the series (and underlying funds) more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger

                                                 The Phoenix Edge Series Fund 47
companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

THEME INVESTING RISK

    Theme investing is dependent upon the ability of the advisor or subadvisor to anticipate emerging market trends, exploit such investment opportunities and to, thereafter, sell securities once the theme is saturated.

    There is no assurance that the themes selected will increase as the market increases.

    If a limited number of themes are selected for series investment, adverse economic, political or regulatory developments may have a greater adverse effect on the series than if the series invested in a larger number of themes.

    Themes not selected for investment may prove more profitable than themes selected for investment by the advisor or subadvisor.

UNRATED SECURITIES INVESTMENT RISK

    Some fixed-income securities may be unrated. Analysis of unrated securities is more complex, making it more difficult to accurately predict risk. Unrated securities may not have as broad a market as rated securities, making them more difficult to sell. This could cause the security to lose value.

VALUE INVESTING RISK

    Some of the series (and underlying funds) may invest in value stocks. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. The value approach to investing involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and the risk that the security judged to be undervalued may actually be appropriately priced or even undervalued due to fundamental problems not yet apparent. Value oriented funds will typically underperform when growth investing is in favor.

VOLATILITY RISK

    The risk that performance will be affected by unanticipated events (e.g., significant earnings, shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
THE ADVISORS

    The Fund has retained three investment advisors to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.


    PIC is the investment advisor to the following series:


 [diamond]   Phoenix Capital Growth
 [diamond]   Phoenix Growth and Income
 [diamond]   Phoenix Money Market
 [diamond]   Phoenix Multi-Sector Fixed Income
 [diamond]   Phoenix Multi-Sector Short Term Bond
 [diamond]   Phoenix Strategic Allocation
 [diamond]   Phoenix-Aberdeen International

    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the following series:

 [diamond]   Phoenix Money Market
 [diamond]   Phoenix Multi-Sector Fixed Income
 [diamond]   Phoenix Multi-Sector Short Term Bond

    PIC has retained subadvisors to perform the day-to-day management for the other series.


    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2006, PIC had $33.4 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.


PHOENIX VARIABLE ADVISORS, INC.


    PVA is the investment advisor to following series:


 [diamond]   Phoenix Mid-Cap Growth
 [diamond]   Phoenix-Alger Small-Cap Growth
 [diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
 [diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Growth
 [diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Moderate
 [diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
 [diamond]   Phoenix-Sanford Bernstein Mid-Cap Value
 [diamond]   Phoenix-Sanford Bernstein Small-Cap Value
 [diamond]   Phoenix-Van Kampen Comstock
 [diamond]   Phoenix-Van Kampen Equity 500 Index

    Pursuant to the Investment Advisory Agreements with each series and subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing these series'

48 The Phoenix Edge Series Fund
investment programs in conformity with the stated policies of each series as described in this prospectus. PVA, with the approval of the Fund's Board of Trustees, has selected and employed unaffiliated subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PVA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions.

    PVA serves as a manager of managers of these subadvisors. In this capacity, PVA (i) sets the series' overall investment strategies; (ii) evaluates, selects, and recommends to the Board subadvisors needed to manage all or part of the assets within the series; (iii) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indexes; and (iv) reviews the series' compliance with their investment objectives, policies and restrictions.


    The Fund, PVA and PIC have received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable accounts of the Fund. The Fund, PVA and PIC will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA and PIC will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA was established to serve as manager of managers for those series of the Fund with unaffiliated subadvisors. This remains PVA's sole business activity. As of December 31, 2006, PVA had $686 million in assets under management. PVA is located at One American Row, Hartford, Connecticut 06102-5056.


DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    Duff & Phelps Investment Management Co. (DPIM) is the investment advisor to the following series:

 [diamond]  Phoenix-Duff & Phelps Real Estate Securities Series

    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus.


    DPIM provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor for other funds. DPIM had approximately $7.6 billion in assets under management as of December 31, 2006. DPIM is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


THE SUBADVISORS

    The advisors have retained the following subadvisors to perform the day-to-day management of their respective series. The subadvisors, subject to the supervision of the advisors, are generally responsible for deciding which securities to purchase and sell for their respective series, placing those series' transactions, and providing related advisory services.

ABERDEEN ASSET MANAGEMENT INC.


    Aberdeen is the subadvisor to the Phoenix-Aberdeen International Series. Aberdeen is a subadvisor to other funds. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC which was founded in 1983 and through subsidiaries operating worldwide, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2006, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $147.6 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.


ALLIANCEBERNSTEIN L.P.


    AllianceBernstein serves as subadvisor for the Phoenix-Alliance/Bernstein Enhanced Index Series. AllianceBernstein, through its Bernstein Equities Unit, serves as the subadvisor to the Phoenix-Sanford Bernstein Mid-Cap Value Series, and the Phoenix-Sanford Bernstein Small-Cap Value Series. AllianceBernstein is a leading investment advisor supervising client accounts with assets as of December 31, 2006 totaling approximately $717 billion. AllianceBernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by AllianceBernstein in October 2000, that managed value-oriented investment portfolios since 1967. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.


BENNETT LAWRENCE MANAGEMENT, LLC


    BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth and Phoenix Strategic Theme Series. BLM's principal place of business is located at The Lincoln Building, 60 East 42nd Street, 43rd Floor, New York, New York 10165. As of December 31, 2006, BLM had approximately $1.8 billion in assets under management.


FRED ALGER MANAGEMENT, INC.


    Alger is the subadvisor to the Phoenix-Alger Small-Cap Growth Series. Alger advises over 130 mutual funds and other accounts with over $9 billion in assets as of December 31, 2006. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.


HARRIS INVESTMENT MANAGEMENT, INC.


    Harris is the subadvisor to the Phoenix Capital Growth Series and is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603.
Harris has been an investment advisor since 1989. HIM is a wholly owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly owned

                                                 The Phoenix Edge SEries Fund 49
subsidiary of Harris Financial Corp., which is a wholly owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2006, Harris had approximately $16.4 billion in assets under management.


MORGAN STANLEY INVESTMENT MANAGEMENT INC.


    Van Kampen serves as subadvisor to the Phoenix-Van Kampen Comstock Series. Van Kampen's principal place of business is located at 1221 Avenue of the Americas, New York, NY 10020. As of December 31, 2006, Van Kampen together with its affiliated asset management companies had assets under management of approximately $492 billion.


STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC


    The subadvisor for the Phoenix-S&P Series is SPIAS, located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. As of December 31, 2006, SPIAS had approximately $18 billion in assets under advisement. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent credit ratings indices, risk evaluations, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


FEES AND EXPENSES PAID BY THE FUND

    For the fiscal year ended December 31, 2006, the Fund, on behalf of each series that has operated for a full fiscal year, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk, and reflect the fee rate in the advisory agreement.

--------------------------------------------------------------------------
                        PHOENIX INVESTMENT COUNSEL, INC.
--------------------------------------------------------------------------
                              SERIES                     ANNUAL RATE
--------------------------------------------------------------------------

 Phoenix Capital Growth                                     0.68%

--------------------------------------------------------------------------
 Phoenix Growth and Income                                  0.70%
--------------------------------------------------------------------------
 Phoenix Money Market                                       0.40%
--------------------------------------------------------------------------
 Phoenix Multi-Sector Fixed Income                          0.50%
--------------------------------------------------------------------------
 Phoenix Multi-Sector Short Term Bond                       0.50%
--------------------------------------------------------------------------

 Phoenix Strategic Allocation                               0.59%

--------------------------------------------------------------------------
 Phoenix-Aberdeen International                             0.75%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                          PHOENIX VARIABLE ADVISORS, INC.

--------------------------------------------------------------------------
                              SERIES                     ANNUAL FEE

--------------------------------------------------------------------------
 Phoenix Mid-Cap Growth                                     0.80%
--------------------------------------------------------------------------
 Phoenix-Alger Small-Cap Growth                             0.85%
--------------------------------------------------------------------------
 Phoenix-S&P Series                                         0.40%*
--------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value                    1.05%
--------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value                  1.05%
--------------------------------------------------------------------------
 Phoenix-Van Kampen Comstock                                0.70%
--------------------------------------------------------------------------
 Phoenix-Van Kampen Equity 500 Index                        0.45%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
-------------------------------------------------------------------------
                              SERIES                     ANNUAL FEE
-------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                0.75%
-------------------------------------------------------------------------

    From these fees, the advisors, not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the SAI for the breakdown of the subadvisory fees.)

    The Fund has entered into an expense limitation agreement with each series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed the rate (expressed as a percentage of the series' average net assets) set forth in the table below. These expense limitation agreements are effective through April 30, 2008.

----------------------------------------------------------------------------
                              SERIES                           EXPENSE
                                                              LIMITATION
----------------------------------------------------------------------------
 Phoenix Capital Growth                                          0.25%
----------------------------------------------------------------------------
 Phoenix Growth and Income                                       0.15%
----------------------------------------------------------------------------
 Phoenix Mid-Cap Growth                                          0.30%
----------------------------------------------------------------------------
 Phoenix Money Market                                            0.25%
----------------------------------------------------------------------------
 Phoenix Multi-Sector Fixed Income                               0.25%
----------------------------------------------------------------------------
 Phoenix Multi-Sector Short Term Bond                            0.20%
----------------------------------------------------------------------------
 Phoenix Strategic Allocation                                    0.25%
----------------------------------------------------------------------------
 Phoenix-Aberdeen International                                  0.30%
----------------------------------------------------------------------------
 Phoenix-Alger Small-Cap Growth                                  0.15%
----------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities                    0.35%
----------------------------------------------------------------------------
 Phoenix-S&P Dynamic Asset Allocation: Aggressive Growth         0.05%
----------------------------------------------------------------------------
 Phoenix-S&P Dynamic Asset Allocation: Growth                    0.05%
----------------------------------------------------------------------------
 Phoenix-S&P Dynamic Asset Allocation: Moderate                  0.05%
----------------------------------------------------------------------------
 Phoenix-S&P Dynamic Asset Allocation: Moderate Growth           0.05%
----------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value                         0.25%
----------------------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value                       0.25%
----------------------------------------------------------------------------
 Phoenix-Van Kampen Comstock                                     0.25%
----------------------------------------------------------------------------
 Phoenix-Van Kampen Equity 500 Index                             0.15%
----------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

    This section provides the name and certain biographical information of the persons responsible for providing the day-to-day management of the assets of the series of the Fund.

PHOENIX CAPITAL GROWTH SERIES--PIC

 [diamond]    T. ANDREW JANES, JD, CFA, PARTNER AND PORTFOLIO MANAGER. Mr. Janes
              was appointed portfolio manager of the series in June 2006. Mr.
              Janes joined Harris in 1999 and has served

50 The Phoenix Edge Series Fund
              as portfolio manager for equity accounts, including mutual funds since that time. He has a total of 20 years of investment management experience.

 [diamond]    DANIEL L. SIDO, SENIOR PARTNER AND PORTFOLIO MANAGER. Mr. Sido was
              appointed portfolio manager of the series in June 2006. Mr. Sido joined Harris in 1994 and has served as portfolio manager for equity accounts, including mutual funds since that time. He has 23 years of investment management experience.

 [diamond]    MARK WIMER, CFA, PRINCIPAL AND PORTFOLIO MANAGER. Mr. Wimer was
              appointed portfolio manager of the series in June 2006. Mr. Wimer joined Harris in 2006 as an equity portfolio manager. Prior to joining Harris, Mr. Wimer over the past five years was director of Quantitative Research at an investment management firm and also worked in investment model development, consulting, sales and marketing and risk analysis for a full service financial services firm. He has 11 years of investment management experience.

PHOENIX GROWTH AND INCOME SERIES--PIC

 [diamond]    STEVE COLTON manages the series' portfolio and has overall responsibility for the day-to-day management of the series' investments. Mr. Colton has served as portfolio manager since inception. He also serves as portfolio manager of the Phoenix
              Balanced Fund, the Phoenix Income & Growth Fund and the Phoenix
              Worldwide Strategies Fund (domestic portion). He is a senior vice president and senior portfolio manager of Phoenix. He is a Senior
              Vice President and Senior Portfolio Manager of Engemann Asset
              Management (Engemann) and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was managing director and senior portfolio manager of Phoenix Investment Partners Ltd., an affiliate of Engemann, since 1997.

PHOENIX MID-CAP GROWTH SERIES--PVA

 [diamond]    VAN SCHREIBER, Managing Member, is currently the Chief Portfolio
              Manager of Bennett Lawrence Management, LLC. Previously, he was a
              Managing Director and Senior Growth Portfolio Manager with
              Deutsche Morgan Grenfell/C.J. Lawrence Inc. He joined C.J.
              Lawrence in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Van served as an Executive Vice President of the firm, and a member of the Board of Directors until its acquisition by Morgan Grenfell.


 [diamond]    W. ALEXANDER L. ELY, Member, is currently a Portfolio Manager at
              Bennett Lawrence Management, LLC. Prior to joining the firm in 1997, Alex was an Equity Product Manager at Oppenheimer Management
              Corp. He was a Strategy Clerk from 1988-1989 at the Boston Stock
              Exchange.


PHOENIX MULTI-SECTOR FIXED INCOME AND PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES--PIC


 [diamond]    DAVID L. ALBRYCHT is a senior member of the PIC multi-sector fixed income team and oversees approximately $13.6 billion in fixed income assets (as of December 31, 2006). He is lead portfolio manager of three fixed income mutual funds (Phoenix Multi-Sector
              Short Term Bond Fund, Phoenix Multi-Sector Fixed Income Fund and
              Phoenix Low Duration Core Plus Bond Fund), the fixed income portions of two balanced funds (Phoenix Balanced Fund and Phoenix
              Income & Growth Fund) and several variable investment options
              (Phoenix Multi-Sector Short Term Bond Series, Phoenix Multi-Sector
              Fixed Income Series and the Phoenix Strategic Allocation Series).
              Mr. Albrycht has managed Phoenix fixed income portfolios since
              1991. He previously was the firm's director of credit research. He joined the PIC multi-sector fixed income team as a credit analyst in 1985.


PHOENIX STRATEGIC ALLOCATION SERIES--PIC


 [diamond]    STEVE COLTON manages the series' portfolio and has overall responsibility for the day-to-day management of the series' investments. Mr. Colton has served as portfolio manager since inception and now is associated with PIC. He also serves as portfolio manager of the Phoenix Balanced Fund, the Phoenix Income
              & Growth Fund and the Phoenix Worldwide Strategies Fund (domestic portion). He is a senior vice president and senior portfolio manager of Phoenix. He is a Senior Vice President and Senior
              Portfolio Manager of Engemann Asset Management (Engemann) and has been with Engemann from 2005-2007. Prior to joining Engemann, Mr.
              Colton was managing director and senior portfolio manager of Phoenix Investment Partners Ltd., an affiliate of Engemann, since
              1997.

 [diamond]    DAVID L. ALBRYCHT is a senior member of the PIC multi-sector fixed income team and oversees approximately $13.6 billion in fixed income assets (as of December 31, 2006). He is lead portfolio manager of three fixed income mutual funds (Phoenix Multi-Sector
              Short Term Bond Fund, Phoenix Multi-Sector Fixed Income Fund and
              Phoenix Low Duration Core Plus Bond Fund), the fixed income portions of two balanced funds (Phoenix Balanced Fund and Phoenix
              Income & Growth Fund) and several variable investment options
              (Phoenix Multi-Sector Short Term Bond Series, Phoenix Multi-Sector
              Fixed Income Series and the Phoenix Strategic Allocation Series).
              Mr. Albrycht has managed Phoenix fixed income portfolios since
              1991. He previously was the firm's director of credit research. He joined the PIC multi-sector fixed income team as a credit analyst in 1985.


PHOENIX-ABERDEEN INTERNATIONAL SERIES--PIC


    The Phoenix-Aberdeen International Fund is managed by Aberdeen's Global Equity Team of investment professionals. The series is managed by a team approach. Listed below are five key members of the global team with the exception of Bev Hendry, who is located in Florida, the other team members are all based in Edinburgh, Scotland. The Global Equity Team use Aberdeen's regional specialists around the world who formulate a "best ideas" list, which is the global equity buy list. The team operates in an open-plan environment with collective responsibility for investment decisions/ideas.

 [diamond]    BEVERLEY HENDRY. Mr. Hendry has served on the series' portfolio management team since 1998. Mr. Hendry joined Aberdeen Asset
              Management PLC in 1987 and is now the

                                                 The Phoenix Edge Series Fund 51

              Managing Director of Aberdeen in Fort Lauderdale. He has served as a director of Aberdeen Asset Management PLC from 1991 until 2002, and on its Executive Committee from 2002 through 2006.


 [diamond]    STEPHEN DOCHERTY. Mr. Docherty has served on the series' portfolio management team since 2000. Mr. Docherty joined Aberdeen Asset
              Management PLC in 1994 and has been head of global equities since
              2003. He is responsible for all matters relating to the management of global equity funds.

 [diamond]    BRUCE STOUT. Mr. Stout has served on the series' portfolio management team since 2000. Mr. Stout joined Aberdeen Asset
              Management PLC in 2000 and serves as a Senior Fund Manager. Since
              2000, he has been a Senior Fund Manager on the global team at Aberdeen. Prior to 2000, he was Investment Manager for the emerging markets team at Murray Johnstone.

 [diamond]    ANDREW MCMENIGALL. Mr. McMenigall has served on the series'
              portfolio management team since 2003. Mr. McMenigall joined
              Aberdeen Asset Management PLC in 2003 and serves as a Senior Fund
              Manager on the global team at Aberdeen. From 1997 to 2003, he was head of global equities for Edinburgh Fund Managers PLC.

 [diamond]    ANDREW PRESTON. Mr. Preston has served on the series' portfolio management team since 2000. Mr. Preston joined Aberdeen Asset
              Management PLC in 2000 and serves as Head of Socially Responsible
              Investing. He is responsible for managing EAFE, global and SRI portfolios for US, Canadian and UK clients. Mr. Preston has developed specialist expertise in managing equity portfolios and screening companies for SRI qualities and specializes in SRI investing and managing global equities. Prior to 2000, he was an investment professional at Murray Johnstone.


    All investment decisions are made by the team as a whole and not by any one individual. Aberdeen does not employ separate research analysts. Instead, the investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. (Note that managers do not take investment decisions unilaterally.) The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which we invest. Collectively, the team manages approximately $4.2 billion.


PHOENIX-ALGER SMALL-CAP GROWTH SERIES--PVA

 [diamond]    JILL GREENWALD, CFA, manager of the series since January 2005, has been employed by Alger as a Senior Vice President and portfolio manager since November 2001.


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES--DPIM

 [diamond]    MICHAEL SCHATT has served as senior vice president of Duff &
              Phelps since joining the firm in 1994. He is senior portfolio manager and cofounder for all dedicated REIT products managed by Duff & Phelps, which also includes the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund, the Phoenix
              Real Estate Securities Fund of the Phoenix Multi-Portfolio Fund and REIT separate institutional accounts.

 [diamond]    GEOFFREY DYBAS joined Duff & Phelps in 1995 and serves as senior vice president and portfolio manager. His is portfolio manager and cofounder for all dedicated REIT products managed by Duff &
              Phelps, which also include the REIT portfolio within the DNP
              Select Income Fund Inc., a closed-end mutual fund, the Phoenix
              Real Estate Securities Fund of the Phoenix Multi-Portfolio Fund and REIT separate institutional accounts. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.


PHOENIX-S&P SERIES--PVA


 [diamond]    CHRISTOPHER M. WILKOS, CFA has served as portfolio manager for the series since its inception. Mr. Wilkos is senior vice president
              (since 2001), Corporate Portfolio Management for The Phoenix
              Companies, Inc. ("PNX"), responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined the company in 1997 as director of Corporate Portfolio Management and was named vice president in 1998.


    The subadvisor has the primary responsibility for providing investment recommendations to the advisor. David J. Braverman and John W. Krey share the primary responsibility for the advice provided by the subadvisor to the advisor.

 [diamond]    DAVID J. BRAVERMAN has been vice president of the subadvisor since
              2002 with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985.
              Prior to that, Mr. Braverman worked for Standard & Poor's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office.

 [diamond]    JOHN W. KREY has been a senior portfolio officer since 2003. He has worked in various businesses within Standard & Poor's since
              1997. From 1997 - 1999, he was a senior analyst, from 1999 - 2003, he was an investment officer and senior investment officer in the quantitative service group. Before joining Standard & Poor's, Mr.
              Krey was a portfolio manager and chief investment strategist for the international private banking division of Barclays Bank from 1992 - 1997. At Barclays, he developed and executed investment strategies and helped to market Barclay's investment products.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE AND PHOENIX-SANFORD BERNSTEIN SMALL-CAP SERIES--PVA

    The management of and investment decisions for the series are made by the subadvisor's US Small/Mid Cap Value Investment Policy Group. The US Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of the subadvisor's large internal research staff. No one person is principally responsible for making recommendations for the series. The members of the US

52 The Phoenix Edge Series Fund

Small/Mid Cap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the series follows:

 [diamond]    JOSEPH G. PAUL, senior vice president, has been co-managing the series since 2002 and became CIO of the Small and Mid
              Capitalization Equities in 2002 and CIO of the Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in
              2004. Before becoming manager of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined
              AllianceBernstein in 1987 as a research analyst covering the automotive industry.

 [diamond]    JAMES W. MACGREGOR, senior vice president, has been co-managing the series since 1998 and became Director of Research for Small &
              Mid Cap Value in 2004. Previously, he was a senior research analyst covering the banking, energy, industrial commodity, transportation and aerospace and defense industries for Bernstein's Small and Mid-Cap Value equity services. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. packaging and Canadian paper stocks.

 [diamond]    ANDREW J. WEINER, senior vice president, has been co-managing the series since 1998 and joined the firm in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999 he also assumed coverage of the capital-equipment sector for both
              Large-Capitalization and Small-Capitalization Equities.

PHOENIX-VAN KAMPEN COMSTOCK SERIES--PVA

    The series is managed by Van Kampen's Multi-Cap Value Team. All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. The portfolio managers are assisted by other members of Van Kampen's Multi-Cap Value Team. Members of the team may change from time to time. The following individuals are primarily responsible for the day-to-day management of the portfolio:

 [diamond]    B. ROBERT BAKER, JR., portfolio manager, is a managing director of
              Van Kampen. He joined Van Kampen in 1991 and has 26 years of investment experience. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions. Mr. Baker has a BA from Westminster College and an MBA from the University of North Texas.

 [diamond]    KEVIN C. HOLT, portfolio manager, is a managing director of Van
              Kampen. He joined Van Kampen in 1999 and has 16 years of investment experience. Mr. Holt has a BA from the University of Iowa and an MBA from the University of Chicago.

 [diamond]    JASON S. LEDER, portfolio manager, is a managing director of Van
              Kampen. He joined Van Kampen in 1995 and has 16 years of investment experience. Mr. Leder has a BA from the University of Texas at Austin and an MBA from Columbia University.

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES--PVA

    The series is managed by members of the Systematic Strategies team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the series are Kevin Jung and Thomas H. Moore. Members of the team collaborate to manage the assets of the series.

 [diamond]    KEVIN JUNG, an Executive Director of the subadvisor, has been associated with the subadvisor since September 1997. Mr. Jung is the lead portfolio manager of the series.

 [diamond]    THOMAS H. MOORE, a Vice President of the subadvisor, has been associated with the subadvisor in an investment management capacity since August 1999.

MORE ABOUT THE FUND
-------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST

    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts

                                                 The Phoenix Edge Series Fund 53
business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES

    The Fund intends for each series of the Fund to qualify as a regulated investment company (a "RIC") by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Fund intends for each series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient net investment income and net capital gains of each series to avoid imposition of any Federal excise tax.

    Although certain series may be non-diversified under the Federal securities laws, the Fund intends for these series to comply with the diversification requirements applicable to RICs. Accordingly, the Fund will ensure that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of a series' total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the series' total assets, not more than 5% of the market value of the series' total assets will be invested in the securities of a single issuer and the series will not own more than 10% of the outstanding voting securities of a single issuer.

    Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Fund's series' shareholders, which in this case are the separate accounts. Because the sole shareholders of the Fund will be the separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

DISRUPTIVE TRADING AND MARKET TIMING

    As investment vehicles for variable contracts, which are designed as long-term investments, the series of the Fund are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other investors. These risks and harmful effects include:

 [diamond]    dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or exchange out of a series at prices that are higher than the true value;

 [diamond]    an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

 [diamond]    increased brokerage and administrative expenses.

    Certain series of the Fund may be more susceptible to Disruptive Trading because of the nature of their investments. For example, series that invest primarily in international securities (including the Phoenix-Aberdeen International Series) may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Also, series that invest primarily in small and mid-cap securities (including the Phoenix Mid-Cap Growth, Phoenix-Alger Small-Cap Growth, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value) may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities.

    With respect to the Phoenix-S&P Series, certain of the underlying funds in which the Phoenix-S&P Series invest may be more susceptible to Disruptive Trading because of the nature of their investments. Certain underlying funds may invest primarily in international securities or small and mid-cap securities, exposing the Phoenix-S&P Series to the risks of Disruptive Trading as described above. In addition, certain underlying funds may hold significant investments in high yield bonds, and those funds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. Therefore, to the extent that a Phoenix-S&P Series invests in such underlying funds, the Phoenix-S&P Series may be exposed to the effects of Disruptive Trading.

    In order to attempt to protect Fund investors, the Fund's Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Fund reserves the right to amend these policies at any time without prior notice. Because the record owners of the Fund are the insurance companies and not the contract owners, the Fund is not ordinarily in a position to monitor for or uncover Disruptive Trading by contract owners. Therefore, under the Fund's policies, the Fund delegates to each insurance company with separate

54 The Phoenix Edge Series Fund
accounts investing in the series of the Fund the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Fund and the Fund's Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

    The Fund may also take certain actions to stop Disruptive Trading, including imposing redemption fees for one or more of its series and ceasing sales of additional shares of one or more series of the Fund to a separate account through which contract owners are engaging in Disruptive Trading. Because the Fund reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Fund, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Fund or its designee with information about variable contract owner transactions in the Fund upon request.

    Although the Fund will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Fund cannot control their efforts or guarantee their success at deterrence. In addition, the Fund cannot guarantee that monitoring by the insurance companies and the Fund will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

INVESTING IN THE FUND
-------------------------------------------------------------------------------

    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Separate Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the investment options corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load. The Fund assesses 12b-1 fees for the distribution of shares of the Phoenix-S&P Series.

SALES CHARGE AND SURRENDER CHARGES

    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

DETERMINATION OF NET ASSET VALUE


    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days' when the NYSE is open for trading. Since the Fund and the underlying funds in which the Phoenix-S&P Series invest do not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.


    Equity securities and EFTs are valued at the official closing price (typically last sale), on the exchange which the securities are principally traded or if no closing price is available, there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market

                                                 The Phoenix Edge Series Fund 55
quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a series' net asset value.

    Liabilities: Accrued liabilities for series specific expenses (if any) and other liabilities are deducted from the assets of each series. Accrued expenses and liabilities that are not series specific are allocated to each series in proportion to each series' net assets except where an alternative allocation can be more appropriately made.

    Net Asset Value: The liabilities are deducted from the assets of the applicable series. The resulting amount for the series is then divided by the number of shares outstanding of that series to produce the net asset value per share.

FAIR VALUATION

    If market quotations are not readily available or where available prices are not reliable, the series determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include; (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; and (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the advisor/subadvisor, reflect the security's market value; (vii) foreign securities subject to trading collars for which none or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

    The value of any portfolio security held by a series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the advisor regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    The value of a security, as determined using the series' fair valuation procedures, may not reflect such security's market value.

    A description of the series' policies and procedures with respect to the disclosure of the series' portfolio securities is also available in the Statement of Additional Information.


LITIGATION MATTERS
-------------------------------------------------------------------------------

LEGAL PROCEEDINGS ABOUT THE FUND AND PIC, PVA AND/OR INSURANCE AFFILIATES

    The Fund is not involved in any litigation or arbitration. PIC PVA and/or insurance affiliates ("Phoenix") are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming Phoenix as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Phoenix believes that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on Phoenix's consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain


56 The Phoenix Edge Series Fund
matters could, from time to time, have a material adverse effect on Phoenix's results of operations or cash flows in particular quarterly or annual periods.

    State regulatory bodies, the Securities and Exchange Commission, or SEC, the National Association of Securities Dealers, Inc., or NASD, and other regulatory bodies regularly make inquiries of Phoenix and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. Phoenix endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted.

    For example, during 2003 and 2004, the SEC conducted examinations of certain variable products and certain affiliated investment advisers and mutual funds. In 2004, the NASD also commenced examinations of two affiliated broker-dealers; the examinations were closed in April 2005 and November 2004, respectively. In February 2005, the NASD notified Phoenix that it was asserting violations of trade reporting rules by a subsidiary. Phoenix responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified Phoenix that the matter is being referred for potential violations and possible action.

    In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Phoenix and its subsidiaries with securities and other laws and regulations affecting their registered products. Phoenix endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Phoenix products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

    In 2004 and 2005, the Boston District Office of the SEC conducted a compliance examination of certain of Phoenix's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested Phoenix to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether Phoenix believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist Phoenix in preparing the analysis. Based on this analysis, Phoenix advised the SEC that it does not believe that reimbursement is appropriate.

    Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against Phoenix, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

    Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific. In this regard, in 2004, Phoenix received a subpoena from the Connecticut Attorney General's office requesting information regarding certain distribution practices since 1998. Over 40 companies received such a subpoena. Phoenix cooperated fully and has had no further inquiry since filing its response.

    These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, Phoenix believes that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on Phoenix's consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

LEGAL PROCEEDINGS ABOUT ALLIANCEBERNSTEIN

    All aspects of AllianceBernstein L.P.'s ("AllianceBernstein" and "the firm") business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein's subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

    Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

PENDING LITIGATION

1. Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. This complaint and similar complaints have been consolidated in New York federal district court. In general, the consolidated complaint alleges (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiffs seek unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act,

                                                 The Phoenix Edge Series Fund 57
    breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs also seek rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, restitution, and an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs' claim under Section 36(b). In January 2006, the Court granted Alliance's motion for reconsideration and dismissed plaintiffs' Section 36(b) claim as well. On May 31, 2006, the Court denied plaintiffs' request to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006, the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date. The firm believes that the plaintiffs' allegations are without merit and intends to vigorously defend against them.

2. Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in "late trading" and "market timing" transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 ("Securities Act"), the Securities Exchange Act of 1934 ("Exchange Act") and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants - mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm's profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

    On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

                                      * * *

    At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

    With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 ("SFAS No. 5"), "Accounting for Contingencies", and Financial Accounting Standards Board ("FASB") Interpretation No. 14, "Reasonable Estimation of the Amount of a Loss - an interpretation of FASB Statement No. 5".

    If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

PENDING REGULATORY MATTERS

1. Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General ("NYAG"), are investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

    On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees ("Market Timing Relationships"). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

    Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as

58 The Phoenix Edge Series Fund
    disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairmen to mutual fund boards, among other things.

    On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission ("West Virginia Securities Commission") (together, the "Information Requests"). We responded to the Information Requests, which sought information concerning market timing, and are cooperating fully with the investigation.

    On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. In January 2006, we and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, we filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. We intend to vigorously defend against the allegations in the Summary Order.

2. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC's review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

3. On May 24, 2006, the enforcement staff of the National Association of Securities Dealers, Inc. ("NASD") issued a Wells notice to AllianceBernstein Investments, Inc. ("ABI"), a wholly owned subsidiary of AllianceBernstein. The NASD is considering taking action alleging that ABI failed to comply with NASD Rule 2830 in connection with certain meals, entertainment and investment forums provided by ABI to brokers and other financial intermediaries that distributed AllianceBernstein - sponsored mutual funds during 2001-2003. ABI revised its policies and procedures in 2004 and ABI believes it fully complies with the requirements of NASD Rule 2830.

    In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of AllianceBernstein, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

    AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on AllianceBernstein's ability to perform under its investment management agreements with clients.

    A discussion of material litigation and regulatory matters also is contained in AllianceBernstein's Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006. If you would like additional information concerning any of these matters, or any other matters, please let us know.

LEGAL PROCEEDINGS ABOUT FRED ALGER MANAGEMENT, INC.

    On October 11, 2006, Fred Alger Management, Inc. (the "Manager"), Fred Alger & Company, Incorporated (the "Distributor") and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC"), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

    On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to

                                                 The Phoenix Edge Series Fund 59
request a hearing for the purpose of seeking to vacate or modify the order.

    In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

    The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above,
(i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and
(iii) unjust enrichment of the defendants.

    Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

    In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

LEGAL PROCEEDINGS ABOUT MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

    In addition to the matters described below, in the normal course of business, Morgan Stanley has been named, from time to time, as a defendant in various legal actions, including arbitrations, class actions and other litigation, arising in connection with its activities as a global diversified financial services institution. Certain of the actual or threatened legal actions include claims for substantial compensatory and/or punitive damages or claims for indeterminate amounts of damages. In some cases, the issuers that would otherwise be the primary defendants in such cases are bankrupt or in financial distress.

     Morgan Stanley is also involved, from time to time, in other reviews, investigations and proceedings (both formal and informal) by governmental and self-regulatory agencies regarding Morgan Stanley's business, including, among other matters, accounting and operational matters, certain of which may result in adverse judgments, settlements, fines, penalties, injunctions or other relief. The number of these reviews, investigations and proceedings has increased in recent years with regard to many firms in the financial services industry, including Morgan Stanley.

     Morgan Stanley contests liability and/or the amount of damages as appropriate in each pending matter. In view of the inherent difficulty of predicting the outcome of such matters, particularly in cases where claimants seek substantial or indeterminate damages or where investigations and proceedings are in the early stages, Morgan Stanley cannot predict with certainty the loss or range of loss, if any, related to such matters, how or if such matters will be resolved, when they will ultimately be resolved, or what the eventual settlement, fine, penalty or other relief, if any, might be. Subject to the foregoing, and except for the Coleman Litigation (see also Note 9 in "Notes to Consolidated Financial Statements" in Part II, Item 8), Morgan Stanley believes, based on current knowledge and after consultation with counsel, that the outcome of all other pending matters will not have a material adverse effect on the consolidated financial condition of Morgan Stanley, although the outcome of such matters could be material to Morgan Stanley's operating results for a particular future period, depending on, among other things, the level of Morgan Stanley's revenues or income for such period.

COLEMAN LITIGATION

    On May 8, 2003, Coleman (Parent) Holdings Inc. ("CPH") filed a complaint against Morgan Stanley in the Circuit Court of the Fifteenth Judicial Circuit for Palm Beach County, Florida. The

60 The Phoenix Edge Series Fund
complaint relates to the 1998 merger between The Coleman Company, Inc. ("Coleman") and Sunbeam, Inc. ("Sunbeam"). The complaint, as amended, alleges that CPH was induced to agree to the transaction with Sunbeam based on certain financial misrepresentations, and it asserts claims against Morgan Stanley for aiding and abetting fraud, conspiracy and punitive damages. Shortly before trial, which commenced in April 2005, the trial court granted, in part, a motion for entry of a default judgment against Morgan Stanley and ordered that portions of CPH's complaint, including those setting forth CPH's primary allegations against Morgan Stanley, be read to the jury and deemed established for all purposes in the action. In May 2005, the jury returned a verdict in favor of CPH and awarded CPH $604 million in compensatory damages and $850 million in punitive damages. On June 23, 2005, the trial court issued a final judgment in favor of CPH in the amount of $1,578 million, which includes prejudgment interest and excludes certain payments received by CPH in settlement of related claims against others.

    On June 27, 2005, Morgan Stanley filed a notice of appeal with the District Court of Appeal for the Fourth District of Florida (the "Court of Appeal") and posted a supersedeas bond, which automatically stayed execution of the judgment pending appeal. Morgan Stanley filed its initial brief in support of its appeal on December 7, 2005 and, on June 28, 2006, the Court of Appeal heard oral argument. Morgan Stanley's appeal seeks to reverse the judgment of the trial court on several grounds and asks that the case be remanded for entry of a judgment in favor of Morgan Stanley or, in the alternative, for a new trial.

 IPO FEE LITIGATION

     Starting in late 1998, purported class actions, later captioned In re Public Offering Fee Antitrust Litigation (the "purchaser actions") and In re Issuer Plaintiff Initial Public Offering Fee Antitrust Litigation (the "issuer actions"), were initiated in the U.S. District Court for the Southern District of New York (the "SDNY") against Morgan Stanley and numerous other underwriters. The consolidated proceedings, one on behalf of purchasers and the other on behalf of issuers of certain shares in initial public offerings ("IPOs"), allege that defendants conspired to fix the underwriters' spread at 7% in IPOs of U.S. companies in the $20 million to $80 million range in violation of Section 1 of the Sherman Act. The complaints seek treble damages and injunctive relief. Plaintiffs' claims for damages in the purchaser actions have been dismissed, but the claims for injunctive relief remain. Plaintiffs' claims for damages and injunctive relief remain in the issuer actions. Plaintiffs moved for class certification in both actions, and defendants opposed that motion on May 25, 2005. On October 25, 2005, plaintiffs moved for summary judgment, which defendants opposed. On April 18, 2006, the court denied plaintiffs' motion for class certification in the issuer actions. On May 1, 2006, plaintiffs filed a petition pursuant to Federal Rule of Civil Procedure 23(f) for leave to appeal the denial of class certification, and on August 1, 2006, the U.S. Court of Appeals for the Second Circuit (the "Second Circuit") granted plaintiffs' petition. The case is otherwise stayed pending the appeal on class certification.

IPO ALLOCATION MATTERS

    In March 2001, a purported class action, now captioned In re Initial Public Offering Antitrust Litigation, was initiated in the SDNY against Morgan Stanley and numerous other underwriters of various IPOs. The consolidated amended complaint alleges that defendants required customers who wanted allocations of "hot" IPO securities to pay undisclosed and excessive underwriters' compensation in the form of increased brokerage commissions and to buy shares of securities offered in the IPOs after the IPOs were completed ("tie-in purchases") at escalating price levels higher than the IPO price (a practice plaintiffs refer to as "laddering"). The complaint alleges violations of federal and/or state antitrust laws, including Section 1 of the Sherman Act. On September 28, 2005, the Second Circuit reversed the district court's dismissal of this matter. On January 12, 2006, the Second Circuit denied defendants' petition for rehearing en banc. On March 8, 2006, defendants filed a petition to the U.S. Supreme Court for writ of certiorari, which was granted on December 7, 2006.

    Also beginning in March 2001, numerous purported class actions, now captioned In re Initial Public Offering Securities Litigation, were filed in the SDNY against certain issuers of IPO securities, certain individual officers of those issuers, Morgan Stanley and other underwriters of those IPOs, purportedly on behalf of purchasers of stock in the IPOs or the aftermarket. These complaints make factual allegations similar to the complaint in the antitrust action described above, but claim violations of the federal securities laws, including Sections 11 and 12(a)(2) of the Securities Act of 1933 (the "Securities Act") and Section 10(b) of the Exchange Act. Some of the complaints also allege that continuous "buy" recommendations by the defendants' research analysts improperly increased or sustained the prices at which the securities traded after the IPOs. On February 19, 2003, the underwriter defendants' joint motion to dismiss was denied, except as to certain specified offerings. On December 5, 2006, the Second Circuit reversed the SDNY's grant of class certification, and ruled that these cases could not be certified for class treatment. On January 5, 2007, plaintiffs filed a petition for rehearing and rehearing en banc.

    On June 10, 2004, plaintiffs and issuer defendants entered into a definitive settlement agreement under which insurers of the issuers would guarantee recovery of at least $1 billion by class members. As part of the settlement, the settling issuer defendants agreed to assign to class members certain claims they had against the underwriters. Starting in late 2004, purported assignees of certain issuers filed suits in the SDNY against several underwriter defendants, including Morgan Stanley, on the ground that underwriters breached the underwriting agreement and related duties by allocating shares in each company's IPO to customers who allegedly paid the underwriters "excess compensation." On October 11, 2005, the SDNY dismissed the complaint with leave to replead. Plaintiffs filed a second amended complaint, which was dismissed with

                                                 The Phoenix Edge Series Fund 61
prejudice on February 24, 2006. Plaintiff filed a notice of appeal on May 31, 2006.

    On April 2, 2002, a purported class action complaint, captioned Breakaway Solutions, Inc. v. Morgan Stanley & Co. Incorporated, et al., was filed in the Delaware Court of Chancery against Morgan Stanley and two other underwriters. The complaint was brought on behalf of a class of issuers that issued IPO securities from January 1, 1998 to October 31, 2000 pursuant to underwriting agreements with defendants and whose securities increased in value by 15 percent or more within 30 days following the IPO. The complaint alleges that defendants allocated underpriced stock to certain of defendants' favored clients and, directly or indirectly, shared in portions of the profits of such favored clients pursuant to side agreements or understandings, with the alleged effect of depriving issuers of millions of dollars in IPO proceeds. The complaint alleges breach of contract, breach of covenant of good faith, breach of fiduciary duty, indemnification or contribution and unjust enrichment and restitution. The court dismissed plaintiffs' claims except for its breach of fiduciary duty claim.

    On September 30, 2005, Breakaway Solutions, Inc. ("Breakaway") filed another complaint in an individual action against Morgan Stanley and two other underwriters in the Supreme Court of the State of New York. The complaint alleges that defendants underpriced Breakaway's IPO stock, allocated this underpriced stock to favored clients pursuant to a profit sharing arrangement, and that Morgan Stanley improperly sold Breakaway shares before expiration of the lock-up period. The complaint alleges breach of fiduciary duty and breach of the covenant of good faith against all the defendants and fraud and unjust enrichment against Morgan Stanley. This action has been stayed by agreement of the parties.

GLOBAL WEALTH MANAGEMENT GROUP EMPLOYMENT MATTERS

    WAGE AND HOUR MATTERS. Complaints raising allegations of unpaid overtime and unlawful wage deductions against Morgan Stanley have been filed in New Jersey, New York, Connecticut, Texas, Florida, Illinois and California seeking damages on behalf of certain current and former employees. In New Jersey, a purported class action, captioned Steinberg v. Morgan Stanley & Co., Inc. and Morgan Stanley DW Inc., was filed in the Superior Court of New Jersey, Law Division, Bergen County ("New Jersey Superior Court") on September 1, 2005 and was removed to the U.S. District Court for the District of New Jersey (the "New Jersey District Court") on October 7, 2005. A second purported class action, captioned Robert Adler et al. v. Morgan Stanley & Co., Inc. and Morgan Stanley DW Inc., was filed in New Jersey Superior Court on May 22, 2006. On September 25, 2006, a third purported New Jersey class action, captioned Jeff Quinn and John Volpe v. Morgan Stanley, was filed in the New Jersey District Court.

    On September 9, 2005, a purported class action, captioned Gasman v. Morgan Stanley, was filed in the SDNY. On September 23, 2005, another purported class action, captioned Roles v. Morgan Stanley et al., was filed in the U.S. District Court for the Eastern District of New York.

    On May 22, 2006, a purported class action, captioned Janemarie Lenihan v. Morgan Stanley & Co., Inc. and Morgan Stanley DW Inc., was filed in the U.S. District Court for the District of Connecticut. On June 23, 2006, a purported class action, captioned Kyle R. Armitage v. Morgan Stanley & Co., Inc., was filed in the U.S. District Court for the Eastern District of Texas. On September 15, 2006, Morgan Stanley filed its answer and affirmative defenses to the Armitage complaint. On June 26, 2006, a purported class action, captioned Jennifer Taub v. Morgan Stanley DW Inc., was filed in the U.S. District Court for the Southern District of Florida. On August 24, 2006, a purported class action, captioned Joseph Stowell, Jr., v. Morgan Stanley DW Inc., was filed in the U.S. District Court for the Central District of Illinois. On September 8, 2006, plaintiffs in the Armitage and Stowell matters moved before the Judicial Panel on Multi-District Litigation (the "Judicial Panel") to coordinate the various pending matters in the U.S. District Court for the Northern District of Illinois (the "Northern District of Illinois").

    On October 18, 2006, a purported class action, captioned Vernon Brown v. Morgan Stanley was filed in the U.S. District Court for the Southern District of California (the "Southern District of California").

    On October 9, 2006, Morgan Stanley reached an agreement to resolve the wage and hour claims filed by the Steinberg, Adler, Gasman, Roles, Lenihan and Brown plaintiffs. The agreement, which is subject to, among other things, court approval, will resolve all claims brought by plaintiffs in New Jersey, New York, Connecticut and California as well as those of all other potential class members nationwide. On November 29, 2006, for purposes of executing the settlement, a consolidated amended complaint, captioned Steinberg, et al. v. Morgan Stanley ("Steinberg II"), was filed in the Southern District of California.

    On November 21, 2006, the Taub matter was dismissed with prejudice.

    On November 30, 2006, a hearing was held in St. Louis, Missouri before the Judicial Panel on the Armitage and Stowell plaintiffs' motion for consolidation in the Northern District of Illinois. On December 27, 2006, the Panel issued an order centralizing the Gasman, Roles, Steinberg, Lenihan, Armitage and Stowell matters in the Southern District of California. The Judicial Panel also treated the Quinn, Brown and Steinberg II matters as potential "tag along" cases and issued a conditional transfer order transferring those cases to the Southern District of California as well.

    GENDER MATTERS. Morgan Stanley has also been named in two purported class actions alleging gender discrimination under state and federal law. On June 22, 2006, a purported class action, captioned Joanne Augst-Johnson et al. v. Morgan Stanley DW Inc., was filed in the U.S. District Court for the District of Columbia. On June 22, 2006, a second purported class action, captioned Daisy Jaffe v. Morgan Stanley DW Inc., was filed in the

62 The Phoenix Edge Series Fund

U.S. District Court for the Northern District of California. Plaintiffs seek damages in law and in equity.

    On October 12, 2006, a first amended complaint adding an additional named plaintiff, Denise Williams, was filed in the Jaffe matter. On October 30, 2006, Morgan Stanley filed a motion to stay the class claims and a motion to dismiss certain of plaintiff Williams' claims. On November 13, 2006, plaintiffs agreed to voluntarily dismiss without prejudice the claims which were the subject of Morgan Stanley's motion to dismiss. On January 19, 2007, the court granted Morgan Stanley's motion to stay the class-wide allegations until March 15, 2007.

LATE TRADING AND MARKET TIMING

     Starting in July 2003, Morgan Stanley received subpoenas and requests for information from various regulatory and governmental agencies, including the SEC, the NYSE and various states, in connection with industry-wide investigations of broker-dealers and mutual fund complexes relating to possible late trading and market timing of mutual funds. Morgan Stanley continues to cooperate with and provide information to regulators in connection with their inquiries.

AOL TIME WARNER LITIGATION

    Since 2003, Morgan Stanley has been named as a defendant in a number of state court actions involving AOL Time Warner, including cases in California, Ohio and West Virginia. All of these cases also name as defendants AOL Time Warner, numerous individual defendants, AOL Time Warner's auditors and other investment banking defendants. The complaints allege that AOL Time Warner issued false and misleading financial statements by, among other things, inflating advertising revenues. These complaints name Morgan Stanley in its capacity as financial advisor to Time Warner in the merger of America Online and Time Warner and/or as underwriter of bond offerings completed in 2001 and 2002. The complaints allege violations of Section 11 of the Securities Act and Section 14(a) of the Exchange Act (and Rule 14a-9 thereunder) in connection with the merger registration statement, as well as various state and common laws and violations of Section 11 and 12(a)(2) of the Securities Act in connection with the bond registration statements.

    In the coordinated California proceedings, claims based on California common law fraud and Sections 25400 and 25500 of the California Corporations Code remain against Morgan Stanley. In the Ohio action, state securities law claims remain against Morgan Stanley. Motions to dismiss are pending in the West Virginia action.

    On January 30, 2006, numerous new individual actions were filed against Morgan Stanley and other defendants by plaintiffs opting out of the class settlement of a previously filed federal class action. The claims against Morgan Stanley in that class action had been dismissed by the SDNY. The new complaints contain similar factual allegations against Morgan Stanley and assert similar claims, but also include a claim for violation of Section 10(b) of the Exchange Act. These actions were transferred to the SDNY and consolidated. Plaintiffs have filed amended complaints in these actions. On June 30, 2006, defendants filed motions to dismiss the claims common to all complaints.

GLOBAL WEALTH MANAGEMENT GROUP NASD EMAIL MATTER

    On December 19, 2006, the NASD commenced a disciplinary proceeding against MSDWI, alleging that it provided false information regarding the existence of emails and failed to provide such emails to arbitration claimants and regulators in response to discovery obligations and regulatory inquiries, failed to preserve books and records and failed to establish and maintain systems and written procedures reasonably designed to preserve required records and to ensure that it conducted adequate searches in response to regulatory inquiries and discovery requests for email, in violation of section 17(a) of the Exchange Act, Rule 17a-4 thereunder, NASD Conduct Rules 2110, 3010 (a) and (b) and 3110, NASD Procedural Rule 8210 and Interpretative Material 10100 under NASD Code of Arbitration Procedure.

SHAREHOLDER DERIVATIVE MATTERS

    Beginning on July 19, 2005, shareholder plaintiffs filed purported derivative actions on behalf of Morgan Stanley against certain present and former directors and its former chief legal officer based on, among other things, agreements to pay the former CEO and co-President of Morgan Stanley and the handling of a lawsuit resulting in an adverse judgment against Morgan Stanley. Four lawsuits filed in the SDNY have been consolidated, under the heading In re Morgan Stanley Derivative Litigation, and on January 23, 2006, plaintiffs filed a second amended consolidated complaint that includes claims for, among other things, violations of Sections 10(b) and 14(a) of the Exchange Act and breach of fiduciary duties and seeks, among other things, rescission of the severance and compensation agreements and damages. On March 9, 2006, defendants moved to dismiss.

     On July 19, 2005, a derivative lawsuit was filed in a New York state court challenging the agreement to pay the former co-President of Morgan Stanley and seeking an accounting for losses as a result thereof. This matter has been stayed by agreement of the parties.

INDONESIAN LITIGATION

     In November 2003, two proceedings were initiated in the Indonesian District Courts by two members of the Asia Pulp & Paper Group (PT Indah Kiat Pulp & Paper Tbk and PT Lontar Papyrus Pulp & Paper Industry, respectively) against Morgan Stanley and 13 other defendants with respect to two bond issues in 1994 and 1995 that were guaranteed by plaintiffs and in which Morgan Stanley acted as underwriter. The claims alleged that the bond issues were invalid and contrary to Indonesian law, and alleged damages in the amount of all principal and interest paid under the bonds as well as other amounts. In November 2006 the Indonesian Supreme Court upheld the decisions at first instance and on appeal in favor of the plaintiff and declared the bond issues to be illegal and void, holding that defendants (including Morgan Stanley) had committed unspecified tortuous acts, but awarding no damages.

                                                 The Phoenix Edge Series Fund 63

    In April 2004, another proceeding was filed in the Indonesian District Courts by PT Lontar Papyrus against Morgan Stanley and 28 other defendants, alleging that the defendants violated injunctions issued by the Indonesian District Court in the first claim brought by PT Lontar Papyrus and conspired to cause the failure of plaintiff's restructuring negotiations. Plaintiff seeks damages in respect of losses allegedly suffered. On September 28, 2005, the Indonesian District Court rejected the plaintiff's claim against Morgan Stanley. On September 13, 2006, Morgan Stanley filed its counter-arguments to the plaintiff's memorandum of appeal that was filed with the Indonesian High Court on April 19, 2006.

    In October 2004, an additional proceeding was filed in the Indonesian District Courts by APP International Finance Company BV, a member of the Asia Pulp & Paper Group and the issuer of the 1995 bond issue, against Morgan Stanley and 18 other defendants, making allegations similar to those in the November 2003 claim brought by PT Lontar Papyrus. Plaintiff seeks damages in respect of losses allegedly suffered. On December 28, 2006, the Indonesian District Court issued its judgment, declaring the bond issue to be illegal and void, holding that defendants (including Morgan Stanley) had committed unspecified tortious acts, but awarding no damages. Morgan Stanley has appealed this decision to the Indonesian High Court.

    In January 2005, an additional proceeding was filed in the Indonesian District Courts by Indah Kiat International Finance Company BV, a member of the Asia Pulp & Paper Group and the issuer of the 1994 bond issue, against Morgan Stanley and other defendants, making allegations similar to those in the November 2003 claim brought by PT Indah Kiat. Plaintiff seeks damages in respect of losses allegedly suffered. In October 2006, the Indonesian High Court upheld on appeal the decision of the Indonesian District Court in favor of the plaintiff, declaring the bond issue to be null and void, holding that defendants (including Morgan Stanley) had committed unspecified tortious acts, but awarding no damages. Morgan Stanley has appealed this decision to the Indonesian Supreme Court in Jakarta.

    The following matter was terminated during the quarter ended November 30, 2006:

 GENERAL AMERICAN LITIGATION

    On April 24, 2006, a Second Amended Petition, captioned Finke, et al. v. Morgan Stanley & Co. Incorporated, et al., was filed in the Missouri Circuit Court, Twenty-Second Judicial Circuit (St. Louis City), by the Director of the Department of Insurance for the State of Missouri and the Special Deputy Liquidator for General American Mutual Holding Company against MS&Co., Morgan Stanley and a former officer of General American. The amended petition, which updated a petition first filed on or about July 28, 2004, asserts several causes of action against the Morgan Stanley defendants, including claims for fraud, breach of fiduciary duty and negligent misrepresentation. The case arises out of the firm's investment banking work in connection with a potential demutualization and initial public offering of General American in 1998-1999. Plaintiffs sought compensatory damages of over $1 billion and punitive damages of over $3 billion. On November 8, 2006, the court granted final approval of a settlement agreement between the parties to resolve the matter.

    With respect to Van Kampen, no material items were reported on Morgan Stanley's Form 10-K for the fiscal year ended November 30, 2006.


64 The Phoenix Edge Series Fund

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

    Each financial highlights table provided below is intended to help you understand a series' financial performance for the past five years (or shorter period for those series that have not been in operation for five years). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.


PHOENIX CAPITAL GROWTH SERIES

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                      2006          2005         2004        2003         2002
                                                                      ----          ----         ----        ----         ----
Net asset value, beginning of period............................      $14.77       $14.25       $13.69       $10.84      $14.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................................        0.04(1)      0.01(1)      0.11         0.01        0.01
   Net realized and unrealized gain (loss)......................        0.43         0.52         0.57         2.85       (3.58)
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS..........................        0.47         0.53         0.68         2.86       (3.57)
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income.........................       (0.03)       (0.01)       (0.12)       (0.01)         --
      TOTAL DISTRIBUTIONS.......................................       (0.03)       (0.01)       (0.12)       (0.01)         --
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE.......................................        0.44         0.52         0.56         2.85       (3.57)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD..................................      $15.21       $14.77       $14.25       $13.69      $10.84
                                                                      ======       ======       ======       ======      ======
Total return....................................................        3.22%        3.71%        4.97%       26.49%     (24.81)%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (thousands)........................    $435,126     $462,402     $565,515     $632,025   $571,076
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses...........................................        0.92%        0.89%        0.87%        0.85%       0.75%
   Net investment income........................................        0.25%        0.06%        0.72%        0.07%       0.08%
Portfolio turnover..............................................         182%          73%          50%          41%       115%

(1) Computed using average shares outstanding.



PHOENIX GROWTH AND INCOME SERIES

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                       2006         2005         2004         2003       2002
                                                                       ----         ----         ----         ----       ----
Net asset value, beginning of period.............................     $12.52       $12.07       $11.06       $ 8.77     $11.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.16(1)      0.13(1)      0.13(1)      0.11       0.08
   Net realized and unrealized gain (loss).......................       1.98         0.45         1.02         2.29      (2.65)
                                                                      ------       ------       ------       ------     ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       2.14         0.58         1.15         2.40      (2.57)
                                                                      ------       ------       ------       ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.15)       (0.13)       (0.14)       (0.11)     (0.08)
   Distributions from net realized gains.........................         --           --           --           --          --
                                                                      ------       ------       ------       ------     ------
      TOTAL DISTRIBUTIONS........................................      (0.15)       (0.13)       (0.14)       (0.11)     (0.08)
                                                                      ------       ------       ------       ------     ------
CHANGE IN NET ASSET VALUE........................................       1.99         0.45         1.01         2.29      (2.65)
                                                                      ------       ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD...................................     $14.51       $12.52       $12.07       $11.06     $ 8.77
                                                                      ======       ======       ======       ======     ======
Total return.....................................................      17.18%        4.80%       10.48%       27.46%    (22.51)%
RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (thousands).........................   $167,529     $141,038     $149,609     $107,718     $80,824

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.91%(2)     0.95%        0.95%        0.95%      0.93%
   Gross operating expenses......................................       0.97%        0.99%        0.98%        1.01%      0.95%
   Net investment income.........................................       1.17%        1.04%        1.13%        1.18%      0.79%
Portfolio turnover...............................................         37%          44%          58%         55%         60%

(1) Computed using average shares outstanding.
(2) Represents a blended net operating expense ratio.

                                                 The Phoenix Edge Series Fund 65

PHOENIX MID-CAP GROWTH SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004        2003        2002
                                                                       ----         ----         ----        ----        ----
Net asset value, beginning of period.............................     $12.93       $12.41       $11.63      $ 9.03      $13.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)...............................      (0.09)       (0.09)       (0.06)      (0.07)      (0.07)
   Net realized and unrealized gain (loss).......................       0.62         0.61         0.84        2.67       (4.27)
                                                                      ------       ------       ------      ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       0.53         0.52         0.78        2.60       (4.34)
                                                                      ------       ------       ------      ------      ------
CHANGE IN NET ASSET VALUE........................................       0.53         0.52         0.78        2.60       (4.34)
                                                                      ------       ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $13.46       $12.93       $12.41      $11.63      $ 9.03
                                                                      ======       ======       ======      ======      ======
Total return.....................................................       4.13%        4.18%        6.72%      28.83%     (32.50)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $89,512      $47,162      $62,681     $61,294      $48,149

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       1.13%(2)     1.15%        1.15%       1.15%       1.11%
   Gross operating expenses......................................       1.14%        1.21%        1.18%       1.16%       1.14%
   Net investment income (loss)..................................      (0.72)%      (0.76)%      (0.53)%     (0.67)%     (0.62)%
Portfolio turnover...............................................         80%         178%         175%        174%         128%

(1) Computed using average shares outstanding.
(2) Represents a blended net operating expense ratio.

PHOENIX MONEY MARKET SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004         2003        2002
                                                                       ----         ----         ----         ----        ----
Net asset value, beginning of period.............................     $10.00       $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.........................................       0.43         0.26         0.08         0.07        0.14
      TOTAL FROM INVESTMENT OPERATIONS...........................       0.43         0.26         0.08         0.07        0.14
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.43)       (0.26)       (0.08)       (0.07)      (0.14)
      TOTAL DISTRIBUTIONS........................................      (0.43)       (0.26)       (0.08)       (0.07)      (0.14)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $10.00       $10.00       $10.00       $10.00      $10.00
                                                                      ======       ======       ======       ======      ======
Total return.....................................................       4.41%        2.58%        0.79%        0.68%       1.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $157,158     $146,431     $156,996     $202,644    $255,759

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.65%        0.65%        0.64%        0.59%       0.56%
   Gross operating expenses......................................       0.66%        0.66%        0.64%        0.59%       0.56%
   Net investment income.........................................       4.35%        2.54%        0.77%        0.69%       1.41%

66 The Phoenix Edge Series Fund

PHOENIX MULTI-SECTOR FIXED INCOME SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------

                                                                       2006         2005         2004         2003(2)     2002
                                                                       ----         ----         ----         -------     ----

Net asset value, beginning of period.............................     $ 9.14       $ 9.43       $ 9.39       $ 8.76      $ 8.55
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.52(1)      0.50(1)      0.55         0.58        0.61
   Net realized and unrealized gain (loss).......................       0.09        (0.34)        0.07         0.66        0.22
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       0.61         0.16         0.62         1.24        0.83
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.50)       (0.45)       (0.58)       (0.61)      (0.62)
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................      (0.50)       (0.45)       (0.58)       (0.61)      (0.62)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................
                                                                        0.11        (0.29)        0.04         0.63        0.21
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $ 9.25       $ 9.14       $ 9.43       $ 9.39      $ 8.76
                                                                      ======       ======       ======       ======      ======
Total return.....................................................       6.84%        1.78%        6.84%       14.58%      10.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $245,750     $239,097     $249,885     $198,502    $178,990

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.74%        0.75%        0.73%        0.74%       0.69%
   Gross operating expenses......................................       0.74%        0.75%        0.73%        0.74%       0.69%
   Net investment income.........................................       5.60%        5.37%        5.68%        6.35%       7.05%
Portfolio turnover...............................................         90%          91%         100%         156%        168%

(1) Computed using average shares outstanding.
(2) As a result of recent changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.





PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

                                                                                     YEAR ENDED DECEMBER 31,    FROM INCEPTION
                                                                                     -----------------------      6/2/03 TO
                                                                               2006         2005         2004      12/31/03
                                                                               ----         ----         ----      --------
Net asset value, beginning of period.............................             $ 9.93       $10.16       $10.05       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................               0.49(4)      0.45(4)      0.42         0.24
   Net realized and unrealized gain (loss).......................               0.06        (0.31)        0.11         0.05
                                                                              ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................               0.55         0.14         0.53         0.29
                                                                              ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................              (0.47)       (0.37)       (0.42)       (0.24)
                                                                              ------       ------       ------       ------
      TOTAL DISTRIBUTIONS........................................              (0.47)       (0.37)       (0.42)       (0.24)
                                                                              ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................               0.08        (0.23)        0.11         0.05
                                                                              ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................             $10.01       $ 9.93       $10.16       $10.05
                                                                              ======       ======       ======       ======
Total return.....................................................               5.71%        1.36%        5.34%        2.96%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................            $46,663      $47,534       $36,136     $21,348

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................               0.70%        0.70%        0.51%(3)     0.20%(1)(3)
   Gross operating expenses......................................               0.88%        0.98%        1.08%        1.54%(1)
   Net investment income.........................................               4.92%        4.45%        4.37%        4.90%(1)
Portfolio turnover...............................................                 87%          91%          79%          50%(2)

(1) Annualized.
(2) Not annualized.
(3) Represents blended net expense ratio. For the period of June 2, 2003 through
    May 31, 2004, the Advisor voluntarily waived its entire management fee of
    0.50%
(4) Computed using average shares outstanding.

                                                 The Phoenix Edge Series Fund 67

PHOENIX STRATEGIC ALLOCATION SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004        2003(2)      2002
                                                                       ----         ----         ----        -------      ----
Net asset value, beginning of period.............................     $13.78       $14.24       $13.96       $11.95      $13.92
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss)..................................       0.38(1)      0.34(1)      0.37         0.33        0.35
   Net realized and unrealized gain (loss).......................       1.31        (0.08)        0.65         2.02       (1.96)
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       1.69         0.26         1.02         2.35       (1.61)
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.38)       (0.33)       (0.37)       (0.34)      (0.36)
   Distributions from net realized gains.........................      (1.79)       (0.39)       (0.37)          --          --
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................      (2.17)       (0.72)       (0.74)       (0.34)      (0.36)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................      (0.48)       (0.46)        0.28         2.01       (1.97)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $13.30       $13.78       $14.24       $13.96      $11.95
                                                                      ======       ======       ======       ======      ======
Total return.....................................................      12.69%        1.79%        7.46%       19.87%     (11.58)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $316,145     $352,742     $427,843      $468,630    $444,017

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.83%        0.79%        0.78%        0.77%       0.70%
   Gross operating expenses......................................       0.84%        0.79%        0.78%        0.77%       0.70%
   Net investment income.........................................       2.66%        2.39%        2.44%        2.54%       2.73%
Portfolio turnover...............................................        86%          62%          65%           87%         78%

(1) Computed using average shares outstanding.
(2) As a result of recent changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no change to net investment income per share and net realized and unrealized gain (loss) per share and the net investment income ratio for the period ended December
    31, 2003.


PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004         2003        2002
                                                                       ----         ----         ----         ----        ----
Net asset value, beginning of period.............................     $14.29       $12.54       $10.66       $ 8.24      $ 9.78
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.33(1)      0.46(1)      0.23         0.18        0.12
   Net realized and unrealized gain (loss).......................       3.53         1.86         1.96         2.41       (1.56)
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       3.86         2.32         2.19         2.59       (1.44)
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.35)       (0.57)       (0.31)       (0.17)      (0.10)
      TOTAL DISTRIBUTIONS........................................      (0.35)       (0.57)       (0.31)       (0.17)      (0.10)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................       3.51         1.75         1.88         2.42       (1.54)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $17.80       $14.29       $12.54       $10.66      $ 8.24
                                                                      ======       ======       ======       ======      ======
Total return.....................................................      27.37%       18.57%       20.78%       31.86%     (14.81)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $421,281     $190,634     $180,668     $145,580    $113,174

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................       1.01%        1.06%        1.05%        1.07%       1.05%
   Net investment income.........................................       2.06%        3.56%        2.12%        1.99%       1.18%
Portfolio turnover...............................................         56%          44%          48%          39%         34%

(1) Computed using average shares outstanding.

68 Phoenix Edge Series Fund

PHOENIX-ALGER SMALL-CAP GROWTH SERIES


                                                                                        YEAR ENDED DECEMBER 31,      FROM INCEPTION
                                                                                        -----------------------        8/12/02 TO
                                                                       2006         2005         2004         2003      12/31/02
                                                                       ----         ----         ----         ----      --------
Net asset value, beginning of period..............................    $15.61       $14.72       $14.64       $10.08      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)................................     (0.10)       (0.08)       (0.11)       (0.10)      (0.02)
   Net realized and unrealized gain (loss)........................      3.14         2.38         0.42         5.49       0.10
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS............................      3.04         2.30         0.31         5.39       0.08
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Distributions from net realized gains..........................        --        (1.41)       (0.23)       (0.83)         --
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS.........................................        --        (1.41)       (0.23)       (0.83)         --
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE.........................................      3.04         0.89         0.08         4.56        0.08
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD....................................    $18.65       $15.61       $14.72       $14.64      $10.08
                                                                      ======       ======       ======       ======      ======
Total return......................................................     19.45%       15.64%        2.12%       53.38%       0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................   $57,653      $23,178      $19,561      $13,026       $1,972

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.........................................      1.00%        1.00%        1.00%        1.00%       1.00%(2)
   Gross operating expenses.......................................      1.27%        1.65%        1.74%        3.49%       9.33%(2)
   Net investment income (loss)...................................     (0.59)       (0.54)%      (0.75)%      (0.75)%     (0.62)%(2)
Portfolio turnover................................................       147%         182%         200%         180%         62%(3)

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                      -------------------------
                                                                       2006         2005         2004         2003        2002
                                                                       ----         ----         ----         ----        ----
Net asset value, beginning of period.............................     $28.38       $26.39       $21.85       $16.85      $15.70
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.45(2)      0.44(2)      0.56         0.64        0.63(1)
   Net realized and unrealized gain (loss).......................       9.90         3.46         6.87         5.67        1.26
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      10.35         3.90         7.43         6.31        1.89
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.44)       (0.44)       (0.59)       (0.66)      (0.65)
   Distributions from net realized gains.........................      (2.69)       (1.47)       (2.30)       (0.65)      (0.09)
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................      (3.13)       (1.91)       (2.89)       (1.31)      (0.74)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................       7.22         1.99         4.54         5.00        1.15
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $35.60       $28.38       $26.39       $21.85      $16.85
                                                                      ======       ======       ======       ======      ======
Total return.....................................................      37.07%       15.10%       34.69%       38.27%      12.08%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $187,922     $137,281     $121,985      $87,376     $63,452

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       1.02%        1.03%        1.04%        1.07%       1.09%
   Gross operating expenses......................................       1.02%        1.03%        1.04%        1.12%       1.16%
   Net investment income.........................................       1.37%        1.62%        2.39%        4.72%       3.96%
Portfolio turnover...............................................         28%          26%          27%          27%         27%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(2) Computed using average shares outstanding.

                                                 The Phoenix Edge Series Fund 69

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

                                                                FROM INCEPTION
                                                                    2/3/06 TO
                                                                    12/31/06
                                                                   ---------
Net asset value, beginning of period..............................   $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................     0.11
   Net realized and unrealized gain (loss)........................     1.15
                                                                     ------
      TOTAL FROM INVESTMENT OPERATIONS............................     1.26
                                                                     ------
LESS DISTRIBUTIONS
   Dividends from net investment income...........................    (0.11)
                                                                     -------
      TOTAL DISTRIBUTIONS.........................................    (0.11)
                                                                     -------
CHANGE IN NET ASSET VALUE.........................................     1.15
                                                                     ------
NET ASSET VALUE, END OF PERIOD....................................   $11.15
                                                                     ======
Total return......................................................    12.61%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................  $11,297

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.........................................     0.70%(1)
   Gross operating expenses.......................................     1.67%(1)
   Net investment income..........................................     2.26%(1)
Portfolio turnover................................................      110%(2)

(1) Annualized.
(2) Not annualized.

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

                                                                 FROM INCEPTION
                                                                    2/3/06 TO
                                                                    12/31/06
                                                                   ----------
Net asset value, beginning of period..............................   $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................     0.13
   Net realized and unrealized gain (loss)........................     0.87
                                                                     ------
      TOTAL FROM INVESTMENT OPERATIONS............................     1.00
                                                                     ------
LESS DISTRIBUTIONS
   Dividends from net investment income...........................    (0.13)
                                                                     -------
      TOTAL DISTRIBUTIONS.........................................    (0.13)
                                                                     -------
CHANGE IN NET ASSET VALUE.........................................     0.87
                                                                     ------
NET ASSET VALUE, END OF PERIOD....................................   $10.87
                                                                     ======
Total return......................................................     9.98%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................  $13,063

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.........................................     0.70%(1)
   Gross operating expenses.......................................     1.58%(1)
   Net investment income..........................................     2.61%(1)
Portfolio turnover................................................      125%(2)

(1) Annualized.
(2) Not annualized.

70 The Phoenix Edge Series Fund

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

                                                                FROM INCEPTION
                                                                   2/3/06 TO
                                                                    12/31/06
                                                                   ----------
Net asset value, beginning of period...............................  $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)....................................    0.15
   Net realized and unrealized gain (loss).........................    0.42
                                                                     ------
      TOTAL FROM INVESTMENT OPERATIONS.............................    0.57
                                                                     ------
LESS DISTRIBUTIONS
   Dividends from net investment income............................   (0.16)
      TOTAL DISTRIBUTIONS..........................................   (0.16)

CHANGE IN NET ASSET VALUE..........................................    0.41
                                                                     ------
NET ASSET VALUE, END OF PERIOD.....................................  $10.41
                                                                     ======
Total return.......................................................    5.69%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................... . $3,861

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses..........................................    0.70%(1)
   Gross operating expenses........................................    3.10%(1)
   Net investment income...........................................    3.58%(1)
Portfolio turnover.................................................      81%(2)

(1) Annualized.
(2) Not annualized.


PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH


                                                                  FROM INCEPTION
                                                                     2/3/06 TO
                                                                     12/31/06
                                                                    ----------
Net asset value, beginning of period...............................   $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)....................................     0.14
   Net realized and unrealized gain (loss).........................     0.74
                                                                      ------
      TOTAL FROM INVESTMENT OPERATIONS.............................     0.88
                                                                      ------
LESS DISTRIBUTIONS
   Dividends from net investment income............................    (0.14)
   Distributions from net realized gains...........................    (0.02)
                                                                      -------
      TOTAL DISTRIBUTIONS..........................................    (0.16)
                                                                      -------
CHANGE IN NET ASSET VALUE..........................................     0.72
                                                                      ------
NET ASSET VALUE, END OF PERIOD.....................................   $10.72
                                                                      ======
Total return.......................................................     8.78%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...........................   $9,364

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses..........................................     0.70%(1)
   Gross operating expenses........................................     1.99%(1)
   Net investment income...........................................     3.20%(1)
Portfolio turnover.................................................      106%(2)

(1) Annualized.
(2) Not annualized.

                                                 The Phoenix Edge Series Fund 71

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004         2003        2002
                                                                       ----         ----         ----         ----        ----
Net asset value, beginning of period.............................     $14.01       $14.02       $12.54       $ 9.20      $10.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.07(1)      0.01(1)      0.02         0.03        0.10
   Net realized and unrealized gain (loss).......................       1.98         1.08         2.51         3.72       (1.02)
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       2.05         1.09         2.53         3.75       (0.92)
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.06)       (0.02)       (0.02)       (0.02)      (0.10)
   Distributions from net realized gains.........................      (1.88)       (1.08)       (1.03)       (0.39)      (0.75)
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................      (1.94)       (1.10)       (1.05)       (0.41)      (0.85)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................       0.11        (0.01)        1.48         3.34       (1.77)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $14.12       $14.01       $14.02       $12.54      $ 9.20
                                                                      ======       ======       ======       ======      ======
Total return.....................................................      14.91%        7.73%       20.41%       40.97%      (8.55)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $131,717     $121,855     $116,014      $85,868     $61,289

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       1.30%        1.30%        1.30%        1.30%       1.28%
   Gross operating expenses......................................       1.32%        1.33%        1.34%        1.37%       1.40%
   Net investment income.........................................       0.46%        0.07%        0.25%        0.46%       1.12%
Portfolio turnover...............................................         52%          37%          36%          29%         44%

(1) Computed using average shares outstanding.


PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004         2003        2002
                                                                       ----         ----         ----         ----        ----
Net asset value, beginning of period.............................     $17.02       $16.74       $14.84       $10.50      $12.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.04(1)     (0.03)(1)    (0.03)(1)     0.02(1)     0.06
   Net realized and unrealized gain (loss).......................       2.77         1.28         3.39         4.57       (1.09)
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       2.81         1.25         3.36         4.59       (1.03)
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.04)          --           --           --       (0.06)
   Distributions from net realized gains.........................      (2.76)       (0.97)       (1.46)       (0.25)      (0.49)
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................      (2.80)       (0.97)       (1.46)       (0.25)      (0.55)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................       0.01         0.28         1.90         4.34       (1.58)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $17.03       $17.02       $16.74       $14.84      $10.50
                                                                      ======       ======       ======       ======      ======
Total return.....................................................      16.75%        7.46%       22.67%       43.86%      (8.54)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $82,771      $72,422      $67,785      $48,756     $32,968

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       1.30%        1.30%        1.30%        1.30%       1.29%
   Gross operating expenses......................................       1.35%        1.40%        1.43%        1.52%       1.64%
   Net investment income (loss)..................................       0.21%       (0.19)%      (0.22)%       0.14%       0.86%
Portfolio turnover...............................................         55%          32%          44%          36%         40%

(1) Computed using average shares outstanding.

72 The Phoenix Edge Series Fund

PHOENIX-VAN KAMPEN COMSTOCK SERIES


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2006         2005         2004         2003        2002
                                                                       ----         ----         ----         ----        ----
Net asset value, beginning of period.............................     $13.73       $13.18       $11.77       $ 9.59      $12.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.22(1)      0.16(1)      0.11(1)      0.09        0.10
   Net realized and unrealized gain (loss).......................       2.65         0.55         1.41         2.19       (2.82)
                                                                      ------       ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       2.87         0.71         1.52         2.28       (2.72)
                                                                      ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.26)       (0.16)       (0.11)       (0.10)      (0.10)
   Distributions from net realized gains.........................      (2.63)          --           --           --          --
                                                                      ------       ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................      (2.89)       (0.16)       (0.11)       (0.10)      (0.10)
                                                                      ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................      (0.02)        0.55         1.41         2.18       (2.82)
                                                                      ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $13.71       $13.73       $13.18       $11.77      $ 9.59
                                                                      ======       ======       ======       ======      ======
Total return.....................................................      20.90%        5.43%       12.91%       23.87%     (21.93)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $108,209     $106,716     $134,224      $92,805     $71,684

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.95%        0.95%        0.95%        0.95%       0.93%
   Gross operating expenses......................................       1.00%        0.99%        0.98%        1.02%       1.01%
   Net investment income.........................................       1.50%        1.25%        0.92%        0.88%       0.96%
Portfolio turnover...............................................        105%          58%          91%         393%        210%

(1) Computed using average shares outstanding.


PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------

                                                                       2006         2005         2004         2003       2002
                                                                       ----         ----         ----         ----       ----
Net asset value, beginning of period.............................     $11.32       $11.05       $10.21       $ 8.17     $10.81

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.16(1)      0.13(1)      0.15         0.10       0.08
   Net realized and unrealized gain (loss).......................       1.44         0.28         0.84         2.04      (2.63)
                                                                      ------       ------       ------       ------     ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       1.60         0.41         0.99         2.14      (2.55)
                                                                      ------       ------       ------       ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.15)       (0.14)       (0.15)       (0.10)     (0.09)
      TOTAL DISTRIBUTIONS........................................      (0.15)       (0.14)       (0.15)       (0.10)     (0.09)
                                                                      ------       ------       ------       ------     ------
CHANGE IN NET ASSET VALUE........................................       1.45         0.27         0.84         2.04      (2.64)
                                                                      ------       ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD...................................     $12.77       $11.32       $11.05       $10.21     $ 8.17
                                                                      ======       ======       ======       ======     ======
Total return.....................................................      14.21%        3.69%        9.84%       26.23%    (23.68)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $142,346     $105,058     $119,629     $110,334    $82,978

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.63%(2)     0.65%        0.65%        0.65%      0.63%
   Gross operating expenses......................................       0.77%        0.72%        0.72%        0.72%      0.74%
   Net investment income.........................................       1.36%        1.22%        1.44%        1.18%      0.91%
Portfolio turnover...............................................         74%          14%          22%          52%         44%

(1) Computed using average shares outstanding.
(2) Represents a blended net operating expense ratio.


                                                 The Phoenix Edge Series Fund 73

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
101 Munson Street                                                    PO Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/541-0171 or by writing to Phoenix Life Insurance Company ("Phoenix") at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request by calling 800/541-0171. The contents of this SAI are incorporated by reference in the prospectus in their entirety. The series of the Fund include the following:

>   Phoenix Capital Growth Series
>   Phoenix Growth and Income Series
      (fka, Phoenix-Engemann Growth and Income Series)
>   Phoenix Mid-Cap Growth Series
>   Phoenix Money Market Series
      (fka, Phoenix-Goodwin Money Market Series)
>   Phoenix Multi-Sector Fixed Income Series
      (fka, Phoenix-Goodwin Multi-Sector Fixed Income Series)
>   Phoenix Multi-Sector Short Term Bond Series
      (fka, Phoenix-Goodwin Multi-Sector Short Term Bond Series)
>   Phoenix Strategic Allocation Series
      (fka, Phoenix-Engemann Strategic Allocation Series)
>   Phoenix-Aberdeen International Series
>   Phoenix-Alger Small-Cap Growth Series
>   Phoenix-Duff & Phelps Real Estate Securities Series
>   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth*
>   Phoenix-S&P Dynamic Asset Allocation Series: Growth*
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate*
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth*
>   Phoenix-Sanford Bernstein Mid-Cap Value Series
>   Phoenix-Sanford Bernstein Small-Cap Value Series
>   Phoenix-Van Kampen Comstock Series
>   Phoenix-Van Kampen Equity 500 Index Series
      (fka, Phoenix-Alliance/Bernstein Enhanced Index Series)


* "S&P," "S&P 500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc. The four Phoenix-S&P Dynamic Asset Allocation Series are referred to in the SAI collectively as the "Phoenix-S&P Series."


                                TABLE OF CONTENTS

                                                                            PAGE


The Fund .................................................................     2
Permitted Investments and Risk Factors ...................................     2
Additional Investment Policies of Certain Series..........................    20
Investment Restrictions...................................................    22
Portfolio Turnover........................................................    23
Management of the Fund ...................................................    24
The Investment Advisors, Subadvisors and Portfolio Managers...............    29
The Distributor...........................................................    43
Description of Proxy Voting Policy........................................    44
Custodian ................................................................    44
Foreign Custodian ........................................................    44
Independent Registered Public Accounting Firm ............................    45
Service Agreements........................................................    45
Code of Ethics............................................................    45
Brokerage Allocation .....................................................    45
Disclosure of Fund Holdings...............................................    47
Redemption of Shares .....................................................    48
Taxes ....................................................................    48
Financial Statements .....................................................    49
Appendix A - Descriptions of Securities Ratings...........................    50
Appendix B - Investment Management and Subadvisor Proxy Policy
  and Procedures..........................................................    53

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the Phoenix-Duff & Phelps Real Estate Securities Series and the Phoenix-S&P Series, which are non-diversified. Shares in each series of the Fund are available to the following insurance company separate accounts:

> The Phoenix Life Variable Accumulation Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on June 21, 1982;

> The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

> The PHL Variable Accumulation Account, a separate account of PHL Variable Insurance Company ("PHL Variable") established on December 7, 1994;

> The PHL Variable Universal Life Account, a separate account of PHL Variable established on September 10, 1998;

> The Phoenix Life and Annuity Variable Universal Life Account, a separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.

    Shares in the Phoenix Capital Growth Series of the Fund are also available to the following insurance company separate accounts:

> The Phoenix Life Separate Account B, a separate account of Phoenix Life Insurance Company ("Phoenix") established on May 20, 1969;

> The Phoenix Life Separate Account C, a separate account of Phoenix established on February 7, 1972;

> The Phoenix Life Separate Account D, a separate account of Phoenix established on February 7, 1972.

    The executive offices of the separate accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The separate accounts own all of the shares of the Fund.


PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------


    The investment objectives, principal investment and other strategies and principal risks are set forth in the prospectus. The following supplements that information.


    The Phoenix-S&P Series invest primarily in other investment companies and cash and cash equivalents. For additional information see the section titled, "Investments in Other Investment Companies." All of the series described in this SAI (except the Phoenix-S&P Series) which invest primarily in other investment companies) may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of

U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor's Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest its net assets in foreign securities up to the limit stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of net assets in foreign securities by the series.

------------------------------------------------------------------------------
SERIES                                                           % LIMITS
------------------------------------------------------------------------------
Phoenix Mid-Cap Growth                                             20%
------------------------------------------------------------------------------
Phoenix Growth and Income                                          20%
------------------------------------------------------------------------------
Phoenix-Aberdeen International                                    100%
------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                     35%
------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                            20%
------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock                                        25%
------------------------------------------------------------------------------

    The Phoenix Multi-Sector Fixed Income Series may invest up to 50% of net assets in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Van Kampen Equity 500 Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940 ("1940 Act"), a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to an exemptive order granted by the Securities and Exchange Commission.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

PHOENIX-S&P SERIES

    As noted above, generally, the 1940 Act limits a series investment in shares of another investment company, including exchange-traded funds (underlying "ETFs"), unless (i) the underlying ETF or the series has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the series and (ii) the underlying ETF and the series take appropriate steps to comply with any conditions in such order. On June 5, 2006 the SEC issued such an exemptive order to the Fund to permit it to invest in affiliated funds, beyond the limitations in the 1940 Act, subject to certain terms and conditions.


    To the extent the 1940 Act limitations apply to certain underlying ETFs, such limitations may prevent a Phoenix-S&P Series from allocating its investments in the manner that the advisor considers optimal, or cause the advisor to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate)("Stock Baskets") as an alternative. The Phoenix-S&P Series may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar underlying ETFs.

    The Phoenix-S&P Series' investments in Other Investment Companies will be subject to the same limitations described above.

    Each Phoenix S&P Series invests substantially all of its assets in the securities of other investment companies, primarily underlying exchange-traded funds ("ETFs"). The shares of an underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the underlying ETF by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The series may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the advisor believes it is in a series' interest to do so. The series' ability to redeem creation units may be limited by the 1940 Act, which provides that the underlying ETFs will not be obligated to redeem shares held by the series in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

    After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), and the shares may be purchased and sold throughout the trading day based on their market price. The advisor anticipates purchasing and selling ETF shares for the series on the exchanges on which the ETF's shares are traded.

    There is a risk that the underlying ETFs in which a series invests may terminate due to extraordinary events that may cause any of the service providers to the underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the underlying ETF. Also, because the underlying ETFs in which the series intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the underlying ETFs may terminate if such license agreements are terminated. In addition, an underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the series believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate underlying ETF would be available for investment at that time.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of net assets each series may invest in such securities.

---------------------------------------------------------------------------
SERIES                                                     % LIMITS
---------------------------------------------------------------------------
Phoenix Mid-Cap Growth                                           5%
---------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income                               50%
---------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond                            35%
---------------------------------------------------------------------------

Phoenix Strategic Allocation                                    10%

---------------------------------------------------------------------------
Phoenix-Aberdeen International                                  20%
---------------------------------------------------------------------------

    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE
    The Phoenix Mid-Cap Growth, Phoenix-Van Kampen Comstock and Phoenix-Van Kampen Equity 500 Index Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Van Kampen Comstock Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage. The Phoenix-Van Kampen Comstock Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix Growth and Income and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; the Phoenix Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and specifically designate in the series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the advisor will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums

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generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through

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securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the advisor's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

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

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    The series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in the accounting records of the series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the series should the value of the underlying security increase and the option be exercised.

    A written put option contract may be covered with liquid assets on the accounting records of the series. While this may help ensure that the series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the series should the value of the underlying security decrease and the option be exercised.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets. The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

     REITs generally can be classified as follows:

> Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

> Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

> Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the

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

short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the series accounting records the liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.


ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
--------------------------------------------------------------------------------

    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX CAPITAL GROWTH SERIES
    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

    The Phoenix Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX GROWTH AND INCOME SERIES
    The Phoenix Growth and Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

> STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

> BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

     o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

     o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

     o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix Strategic Allocation Series' total assets;

     o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

     o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix Strategic Allocation Series' total assets.

> MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

     o those money market instruments described in this SAI; and

     o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-VAN KAMPEN COMSTOCK SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    This section does not apply to the Phoenix-S&P Series. The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

1. A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than

     5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series. This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities Series.

2. A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities. In addition, the Phoenix Money Market Series and Phoenix Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

3. A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4. A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5. A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

6. A series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

7. A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

8. A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix Money Market Series and the Phoenix-S&P Series) are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix Capital Growth, Phoenix-Van Kampen Comstock, Phoenix Growth and Income, Phoenix Aberdeen International, and Phoenix Van Kampen Equity 500 Index Series were transitioned to a new advisor either because of a merger or change in the investment adviser which may have resulted in a higher than average portfolio turnover rate for 2006.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust as amended. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund. All information is as of April 1, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                         INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                                      POSITION WITH THE TRUST     PORTFOLIOS IN FUND             PRINCIPAL OCCUPATION(S)
                                       AND LENGTH OF TIME         COMPLEX OVERSEEN               DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE                        SERVED                  BY TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA                        Trustee                     18             Retired
c/o The Phoenix Edge                   Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301
66
------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                               Trustee                     18            Retired
c/o The Phoenix Edge                    Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301
73
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                          Trustee                     18            Retired. Director, Webster Bank
c/o The Phoenix Edge                    Served since 2000                              (2003-present). Director, USAllianz Variable
Series Fund                                                                            Insurance Product Trust, 23 funds
101 Munson Street                                                                      (1999-present). Chairman/Trustee, The
Greenfield, MA 01301                                                                   University of Connecticut (1997-2003).
63
------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                             Trustee                     18            Attorney. Director, People's Bank
c/o The Phoenix Edge                    Served since 1999                              (1995-present).
Series Fund
101 Munson Street
Greenfield, MA 01301
69
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                           Trustee                     18            Retired; Director, Barnes Group Inc.
c/o The Phoenix Edge                    Served since 2000                              (1997-present).
Series Fund
101 Munson Street
Greenfield, MA 01301
69
------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                               Trustee                     18            Partner/Attorney, McCarter & English, LLP
c/o The Phoenix Edge                    Served since 1999                              (2003-present); Principal/Member, Cummings &
Series Fund                                                                            Lockwood, LLC (1996-2003).
101 Munson Street
Greenfield, MA 01301
56
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF
                                     POSITION WITH         PORTFOLIOS IN
                                       THE TRUST           FUND COMPLEX
                                     AND LENGTH OF          OVERSEEN BY           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE                 TIME SERVED             TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Philip R. McLoughlin(1)            Chairman/ Trustee             79             Partner, Cross Pond Partners, LLC, (2006-present).
200 Bridge Street                  Served since 2003                            Director, PXRE Corporation (Reinsurance)
Chatham, MA 20633                                                               (1985-present), World Trust Fund (1991-present).
60                                                                              Director/Trustee, Phoenix Funds Complex
                                                                                (1989-present). Management Consultant (2002-2004),
                                                                                Chairman (1997-2002), Chief Executive Officer
                                                                                (1995-2002) and Director (1995-2002), Phoenix
                                                                                Investment Partners, Ltd. Director and Executive
                                                                                Vice President, The Phoenix Companies, Inc.
                                                                                (2000-2002). Director (1994-2002) and Executive Vice
                                                                                President, Investments (1987-2002), Phoenix Life
                                                                                Insurance Company. Director (1983-2002) and
                                                                                Chairman (1995-2002), Phoenix Investment Counsel,
                                                                                Inc. Director (1982-2002), and Chairman (2000-2002),
                                                                                Phoenix Equity Planning Corporation. Chairman and
                                                                                President, Phoenix/Zweig Advisers LLC (2001-2002).
                                                                                Director (2001-2002) and President (April
                                                                                2002-September 2002), Phoenix Investment Management
                                                                                Company. Director and Executive Vice President,
                                                                                Phoenix Life and Annuity Company (1996-2002).
                                                                                Executive Vice President (1994-2002) and Chief
                                                                                Investment Counsel (1994-2002), PHL Variable
                                                                                Insurance Company. Director, Phoenix National Trust
                                                                                Holding Company (2001-2002). Director (1985-2002)
                                                                                and Vice President (1986-2002) and Executive Vice
                                                                                President (April 2002-September 2002), PM Holdings,
                                                                                Inc. Director, WS Griffith Associates, Inc.
                                                                                (1995-2002). Director, WS Griffith Securities, Inc.
                                                                                (1992-2002)

------------------------------------------------------------------------------------------------------------------------------------
Phillip K. Polkinghorn(2)          Trustee/ President            18             Executive Vice President, The Phoenix Companies,
One American Row                   Served since 2004                            Inc. (2004-present). Vice President, Sun Life
Hartford, CT 06102                                                              Financial Company (2001-2004).
49
------------------------------------------------------------------------------------------------------------------------------------

Marc Baltuch                    Vice President and Chief         N/A            Chief Compliance Officer, Zweig-DiMenna Associates
900 Third Avenue                   Compliance Officer                           LLC (1989-present); Vice President and Compliance
New York, NY 10022               Served since July 2005                         Officer, certain of the Funds in the Phoenix Fund
61                                                                              Family; Vice President, The Zweig Total Return Fund,
                                                                                Inc. (2004-present); Vice President, The Zweig Fund,
                                                                                Inc., (2004-present); President and Director of
                                                                                Watermark Securities, Inc. (1991-present); Assistant
                                                                                Secretary of Gotham Advisors Inc. (1990-present);
                                                                                Secretary, Phoenix-Zweig Trust (1989-2003);
                                                                                Secretary, Phoenix-Euclid Market Neutral Fund
                                                                                (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss               Vice President, Treasurer         N/A            Vice President, Fund Accounting (1994-2000),
56 Prospect Street             and Principal Accounting                         Treasurer (1996-2000), Assistant Treasurer
Hartford, CT 06115                     Officer                                  (2001-2003) Vice President, Operations
54                                 Served since 1994                            (2003-present), Phoenix Equity Planning Corporation.
                                                                                Chief Financial Officer and Treasurer, certain funds
                                                                                within thePhoenix Funds Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell                Senior Vice President           N/A            Senior Vice President, Life and Annuity
One American Row                   Served since 2004                            Manufacturing (2003-present), The Phoenix Companies,
Hartford, CT 06102                                                              Inc. Senior Vice President, Life and Annuity
44                                                                              Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah                Vice President, Chief           N/A            Vice President, Life and Annuity Counsel, Phoenix
One American Row                   Legal Officer and                            Life Insurance Company (October 2005-present). Chief
Hartford, CT 06102                     Secretary                                Legal Officer and Secretary of five mutual funds
56                                   Served since                               (2004-2005), Assistant Secretary (1995-2004) of five
                                     November 2005                              mutual funds and six variable annuity separate
                                                                                accounts within the Travelers Life & Annuity
                                                                                complex. Deputy General Counsel (1999-2005), The
                                                                                Travelers Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley                 Served since 2006             N/A            Second Vice President, Mutual Fund Administration,
56 Prospect Street                                                              Phoenix Investment Partners, Ltd. (2004-present).
Hartford, CT 06115                                                              Chief Financial Officer and Treasurer
35                                                                              (2005-present), certain funds within the Phoenix
                                                                                Fund Family. Assistant Treasurer, certain funds
                                                                                within the Phoenix Fund Complex (2004-present).
                                                                                Senior Manager (2002-2004), Manager (2000-2002),
                                                                                Audit Services, Deloitte & Touche, LLP.
------------------------------------------------------------------------------------------------------------------------------------


(1) Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.
(2) Mr. Polkinghorn is an "interested person" as defined in the 1940 Act, by reason of his position with the Trust's advisors and/or their affiliates.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2007, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD

    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees and all independent Trustees are members of the Audit Committee. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times and had two telephonic meetings in 2006.

    GOVERNANCE AND NOMINATING COMMITTEE. The Board has a Governance and Nominating Committee comprised entirely of independent Trustees that selects and nominates new candidates for election as Independent Trustees; develops and recommends to the Board a set of governance principles applicable to the Fund; oversees annually the evaluation of the Board, this Committee and management of other committees of the Fund; and assists the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Fund. The Governance and Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. Frank M. Ellmer, John A. Fabian, Eunice S. Groark, Frank E. Grzelecki, Roger A. Gelfenbien and John R. Mallin comprise the Nominating Committee. The Governance and Nominating Committee met four times in 2006.

    INVESTMENT PERFORMANCE COMMITTEE. The Board has an Investment Performance Committee comprised entirely of independent Trustees that monitors and reviews the investment performance of the Fund. Investment Performance Committee members are Frank M. Ellmer, John A. Fabian, Eunice S. Groark, Frank E. Grzelecki, Roger
A. Gelfenbien and John R. Mallin. The Investment Performance Committee met four times in 2006.

    EXECUTIVE COMMITTEE. The Executive Committee can act for the Board of Trustees in any manner that the Board of Trustees may direct subject to the 1940 Act. Frank M. Ellmer, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2006.


COMPENSATION TABLE

    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex, except Mr. McLoughlin. Each independent Trustee receives from the Fund a $4,000 quarterly stipend plus $2,000 for each Board meeting attended and $1,000 per telephonic meeting. The Chairperson of the Committee receives an additional $5,000 retainer fee. The Chairperson of the Governance and Nominating Committee receives an additional $2,000 retainer fee. The Chairperson of the Investment Performance Committee receives an additional $2,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2006:


--------------------------------------------------------------------------------
                                                  AGGREGATE COMPENSATION
NAME                                                    FROM FUND
--------------------------------------------------------------------------------

Frank M. Ellmer                                                $61,000
--------------------------------------------------------------------------------
John A. Fabian                                                 $56,000
--------------------------------------------------------------------------------
Roger A. Gelfenbien                                            $54,000
--------------------------------------------------------------------------------
Eunice S. Groark                                               $59,000
--------------------------------------------------------------------------------
Frank E. Grzelecki                                             $52,000
--------------------------------------------------------------------------------
John R. Mallin                                                 $58,000
--------------------------------------------------------------------------------
Philip R. McLoughlin                                           $50,000
--------------------------------------------------------------------------------
Philip K. Polkinghorn                                            None
--------------------------------------------------------------------------------


TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities held by each Trustee as of December 31, 2006.

---------------------------------------------------------------------------------------
                               DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE
                               SECURITIES IN A SERIES            OF TRUSTEE
                                    OF THE FUNDS           OWNERSHIP IN ALL SERIES
NAME OF TRUSTEE              INVESTMENT COMPANIES(1)  OVERSEEN BY TRUSTEE IN FAMILY OF
---------------------------------------------------------------------------------------
Frank M. Ellmer                         None                        None
---------------------------------------------------------------------------------------
John A. Fabian                          None                        None
---------------------------------------------------------------------------------------
Roger A. Gelfenbien                     None                        None
---------------------------------------------------------------------------------------
Eunice S. Groark                        None                        None
---------------------------------------------------------------------------------------
Frank E. Grzelecki                      None                        None
---------------------------------------------------------------------------------------
John R. Mallin                          None                        None
---------------------------------------------------------------------------------------
Philip R. McLoughlin                    None                        None
---------------------------------------------------------------------------------------
Philip K. Polkinghorn                   None                        None
---------------------------------------------------------------------------------------

(1) For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.


    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $120,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under The Phoenix Companies, Inc. Employee Pension Plan ("Phoenix Employee Pension Plan"), a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a contract partner at the law firm of Day, Pitney LLP ("Day"). During the last two completed calendar years, Day provided legal services to Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $514,657. PXP is the direct or indirect parent of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by Day did not involve the Fund or any of the Fund's investment advisors or subadvisors. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in Day.

    Mr. Grzelecki and Phoenix were investors in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship.

    Phoenix and the Phoenix Employee Pension Plan were original limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million was on behalf of Phoenix and $.5 million was on behalf of the pension plan). Phoenix transferred its limited partner interest in Saugatuck Capital to Edgemere Capital LLC on December 31, 2005. The Phoenix Employee Pension Plan has returned its limited partnership interests.

    Mr. Grzelecki was a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital was $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration in the form of preferred limited partnership interests.

    As general partner, Saugatuck LLC was entitled to 20% of the profits of Saugatuck Capital upon its dissolution. Following Mr. Grzelecki's resignation as a managing director of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represented a 0.622% interest in the profits of Saugatuck Capital at dissolution.

    The value of his interest in Saugatuck Capital as a non-managing member of Saugatuck Management IV, LLC cannot be quantified with certainty since it is dependent on future performance of the partnership; however, Mr. Grzelecki estimates that at the end of the approximately 10 year period, it will be worth less than $500,000. In addition, he has the potential value of his limited partnership interest.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

    A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Fund's annual and semiannual reports covering the period January 1, 2006 through December 31, 2006.


DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. For each Series, the Fund currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Fund. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

MANAGER OF MANAGERS EXEMPTIVE ORDER

    The Fund, PVA and PIC have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA and PIC will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund, PVA and PIC will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA or PIC will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadvisor for a series, variable contract owners that are invested in the series through their contract will be furnished with all information about the new subadvisor that would be in a proxy statement seeking shareholder approval of the new subadvisor.


MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

CONTROL PERSONS
    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares. The following table shows the percentage ownership of record of each series held by each separate account as of April 1, 2007.

------------------------------------------------------------------------------------------------------------------------------------
                                      Phoenix      Phoenix                    PHL     Phoenix Life
                                       Life         Life          PHL       Variable   & Annuity    Phoenix   Phoenix     Phoenix
             Series                  Variable      Variable     Variable   Universal   Variable      Life       Life       Life
                                   Accumulation    Universal  Accumulation   Life      Universal    Separate  Separate    Separate
                                     Account     Life Account    Account    Account  Life Account   Account B  Account C  Account D
------------------------------------------------------------------------------------------------------------------------------------

Phoenix Capital Growth Series         33.8%         42.8%         22.5%       0.0%        0.2%        0.2%       0.3%       0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series      10.4%         23.1%         64.7%       0.2%        1.6%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series         17.3%         42.1%         40.3%       0.1%        0.2%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series           15.1%         38.3%         44.1%       1.0%        1.5%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income
  Series                              15.9%         38.1%         45.4%       0.2%        0.4%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term
  Bond Series                          8.0%         21.5%         70.0%       0.1%        0.5%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation
  Series                              51.9%         23.8%         24.1%       0.0%        0.2%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
  Series                              15.5%         24.9%         58.3%       0.1%        1.2%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth
  Series                               9.4%         26.0%         62.1%       0.4%        2.1%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
  Securities Series                   15.2%         24.6%         58.7%       0.1%        1.4%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset
  Allocation Series: Aggressive
  Growth                               3.0%         10.3%         79.6%       0.0%        7.0%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset
  Allocation Series: Growth            1.9%         29.0%         66.0%       1.2%        2.0%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset
  Allocation Series: Moderate         13.7%         10.3%         73.5%       0.0%        2.5%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset
Allocation Series: Moderate Growth    11.0%          9.3%         79.7%       0.0%        0.0%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap
  Value Series                        15.5%         29.4%         54.0%       0.4%        0.8%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein
  Small-Cap Value Equity Series       13.5%         29.1%         55.5%       0.8%        1.0%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series    12.9%         38.3%         47.8%       0.6%        0.5%        0.0%       0.0%       0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500
  Index Series                        14.7%         39.3%         45.3%       0.2%        0.6%        0.0%       0.0%       0.0%

------------------------------------------------------------------------------------------------------------------------------------

    Phoenix Life Insurance Company (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (a Delaware company). PHL Variable Insurance Company (a Connecticut insurance company) and Phoenix Life and Annuity Company (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix Life Insurance Company. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any advisor or subadvisor of the Fund. A Shareholder owning of record or beneficially more than 25% of a series' outstanding shares may be considered a controlling person. That Shareholder's vote could have a more significant effect on matters presented at a Shareholders' meeting than votes of other Shareholders.


THE INVESTMENT ADVISORS, SUBADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc. and Duff & Phelps Investment Management Co. (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements also provide that the adviser shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees. Generally, the Agreements provide that the advisor shall supply, at its own expense, certain items, such as office facilities, as well as personnel necessary to perform the functions required to manage the investment of each series' assets, and personnel to serve, without salary from the Fund, as officers of the Fund.


    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice. The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.


PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

>       Phoenix Capital Growth Series
>       Phoenix Growth and Income Series
>       Phoenix Money Market Series
>       Phoenix Multi-Sector Fixed Income Series
>       Phoenix Multi-Sector Short Term Bond Series
>       Phoenix Strategic Allocation Series
>       Phoenix-Aberdeen International Series

    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-------------------------------------------------------------------------------
                             RATE FOR FIRST  RATE FOR NEXT   RATE FOR EXCESS
SERIES                        $250,000,000    $250,000,000  OVER $500,000,000
-------------------------------------------------------------------------------
Phoenix Capital Growth             .70%           .65%            .60%
-------------------------------------------------------------------------------
Phoenix Growth and Income          .70%           .65%            .60%
-------------------------------------------------------------------------------
Phoenix Money Market               .40%           .35%            .30%
-------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed         .50%           .45%            .40%
Income
-------------------------------------------------------------------------------
Phoenix Multi-Sector Short
Term Bond                          .50%           .45%            .40%
-------------------------------------------------------------------------------
Phoenix Strategic Allocation       .60%           .55%            .50%
-------------------------------------------------------------------------------
Phoenix-Aberdeen                   .75%           .70%            .65%
International
-------------------------------------------------------------------------------


    PIC has been an investment advisor for over seventy years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2006, PIC had approximately $33.4 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.


PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

>       Phoenix Mid-Cap Growth Series
>       Phoenix-Alger Small-Cap Growth Series
>       Phoenix-S&P Dynamic Asset Allocation Series: Moderate
>       Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
>       Phoenix-S&P Dynamic Asset Allocation Series: Growth
>       Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
>       Phoenix-Sanford Bernstein Mid-Cap Value Series
>       Phoenix-Sanford Bernstein Small-Cap Value Series
>       Phoenix-Van Kampen Comstock Series
>       Phoenix-Van Kampen Equity 500 Index Series

     The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-------------------------------------------------------------------------------
                             RATE FOR FIRST  RATE FOR NEXT   RATE FOR EXCESS
SERIES                        $250,000,000    $250,000,000  OVER $500,000,000
-------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock         .70%            .65%            .60%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SERIES                                                              RATE
-------------------------------------------------------------------------------

Phoenix Mid-Cap Growth                                             .80%
-------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                     .85%
-------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive Growth            .40%
-------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth                       .40%
-------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate                     .40%
-------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate Growth              .40%
-------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                           1.05%
-------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                         1.05%
-------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index                                .45%
-------------------------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix. PVA was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. Phoenix is a wholly owned subsidiary of The Phoenix Companies, Inc. This remains PVA's sole business activity. As of December 31, 2006, PVA has approximately $686 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.


DUFF & PHELPS INVESTMENT MANAGEMENT CO.
     Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the following series of the Fund:

>    Phoenix-Duff & Phelps Real Estate Securities Series.

     The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

--------------------------------------------------------------------------------
                                                                 RATE FOR EXCESS
                              RATE FOR FIRST     RATE FOR NEXT         OVER
SERIES                        $1,000,000,000    $1,000,000,000    $2,000,000,000
--------------------------------------------------------------------------------
Phoenix-Duff & Phelps              .75%              .70%               .65%
Real Estate Securities
--------------------------------------------------------------------------------


    DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PXP, an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2006, DPIM had approximately $7.7 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISORS
PHOENIX INVESTMENT COUNSEL, INC. AND PHOENIX VARIABLE ADVISORS, INC.
    Overall, the compensation program for Phoenix Investment Counsel, Inc. and Phoenix Variable Advisors, Inc. (collectively, the "advisors") is adequate and competitive to attract and retain high-caliber investment professionals. The advisors' investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1. Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.
2. Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.
3. Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity, (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.


    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.


--------------------------------------------------------------------------------
                               PHOENIX-S&P SERIES
--------------------------------------------------------------------------------
                                  NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                              UNDER MANAGEMENT
------------------------- ------------------- ------------------ ---------------
                              REGISTERED        OTHER POOLED
                              INVESTMENT         INVESTMENT
PORTFOLIO MANAGER             COMPANIES           VEHICLES      OTHER ACCOUNTS
------------------------- ------------------- ------------------ ---------------

Christopher M. Wilkos       8: $290 million           0                0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PHOENIX GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------
                                  NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                              UNDER MANAGEMENT
------------------------- ------------------- ------------------ ---------------
                              REGISTERED        OTHER POOLED
                              INVESTMENT         INVESTMENT
PORTFOLIO MANAGER             COMPANIES           VEHICLES      OTHER ACCOUNTS
------------------------- ------------------- ------------------ ---------------

Steve Colton               6: $1.4 billion   4: $216.9 million         0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PHOENIX MULTI-SECTOR FIXED INCOME
                         PHOENIX MULTI-SECTOR SHORT TERM BOND
                             PHOENIX STRATEGIC ALLOCATION
--------------------------------------------------------------------------------
                                  NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                              UNDER MANAGEMENT
------------------------- ------------------- ------------------ ---------------
                              REGISTERED        OTHER POOLED
                              INVESTMENT         INVESTMENT
PORTFOLIO MANAGER             COMPANIES           VEHICLES      OTHER ACCOUNTS
------------------------- ------------------- ------------------ ---------------

David L. Albrycht          8: $2.65 billion          0                 0

-------------------------- ------------------------------------- ---------------

Note: Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

    As compensation for his responsibilities with respect to the Other Accounts, Mr. Wilkos received a fixed salary and bonus for the year ended December 31, 2006.


    For 2006, Mr. Colton received a base salary, cash bonus and restricted stock.


    For 2006, Mr. Albrycht received a base salary, cash bonus, restricted stock and deferred cash compensation.


DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    Incentive Bonus. Generally, the current incentive bonus package for fund's portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the contribution to the team effort. The incentive bonus compensation of the Fund's portfolio managers is currently comprised of two main components. 70% of the incentive bonus is based on the Fund's performance in achieving and/or exceeding its benchmark, the FTSE NAREIT Equity REIT Index, over one year, three years and five years. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products. The remaining 30% of the incentive bonus is based on measures of The Phoenix Companies, Inc. ("PNX"), the ultimate parent of PXP and the Subadviser.

    Prior to 2006, the incentive bonus compensation had been paid 100% in cash. However, PNX has determined that 15% of the incentive bonus compensation for 2006 (payable in 2007) will be paid in PNX restricted stock units which will vest over a three-year period commencing on the award date.

    The portfolio managers' incentive bonus compensation is not based on the value of assets held in the Fund's portfolio, except to the extent that the level of assets in the Fund's portfolio affects the Advisory fee received by the Adviser and thus indirectly the profitability of PNX.

    Finally, the Fund's portfolio managers are eligible to participate in a deferred compensation plan to defer their compensation and realize tax benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including, 401(k), health and other employee benefit plans. Portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the discretion of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan, grants of restricted stock, or any at or in-the-money PNX stock options.


--------------------------------------------------------------------------------
                     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
--------------------------------------------------------------------------------
                              NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                          UNDER MANAGEMENT
----------------------------------------- ------------------ -------------------
                          REGISTERED        OTHER POOLED
                          INVESTMENT         INVESTMENT
PORTFOLIO MANAGER         COMPANIES           VEHICLES      OTHER ACCOUNTS
----------------------------------------- ------------------ -------------------

Geoffrey Dybas, CFA   2: $4.7 billion    1: $54.7 million  10: $365.3 million
---------------------- ------------------ ------------------ -------------------
Michael Schatt        2: $4.7 billion    1: $54.7 million  10: $365.3 million

--------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. For the REIT series there are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
    The members of the portfolio management teams of The Phoenix Edge Series Fund do not beneficially own any shares in the Fund.

EXPENSE REIMBURSEMENT ARRANGEMENTS

    Effective September 1, 2006, the advisors have contractually agreed to reimburse expenses of the Fund, to the extent that such expenses exceed the operating expenses of the series' average net assets (the "expense caps") until April 30, 2008 as listed in the chart below.


--------------------------------------------------------------------------------
SERIES                                                       MAXIMUM OPERATING
                                                                  EXPENSE
--------------------------------------------------------------------------------
Phoenix Capital Growth                                            .25%
--------------------------------------------------------------------------------
Phoenix Growth and Income                                         .15%
--------------------------------------------------------------------------------
Phoenix Mid-Cap Growth                                            .30%
--------------------------------------------------------------------------------
Phoenix Money Market                                              .25%
--------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income                                 .25%
--------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond                              .20%
--------------------------------------------------------------------------------
Phoenix Strategic Allocation                                      .25%
--------------------------------------------------------------------------------
Phoenix-Aberdeen International                                    .30%
--------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                                    .15%
--------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                      .35%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive Growth           .05%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth                      .05%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate                    .05%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate Growth             .05%
--------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                           .25%
--------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                         .25%
--------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock                                       .25%
--------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index                               .15%
--------------------------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (excluding the advisor's compensation, interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders. The advisors were compensated for the last three calendar years as follows:

--------------------------------------------------------------------------------
                   DUFF & PHELPS INVESTMENT MANAGEMENT COMPANY
--------------------------------------------------------------------------------
                                          COMPENSATION FOR THE YEAR ENDED
                                                    DECEMBER 31,
              SERIES                    2006            2005            2004
--------------------------------------------------------------------------------

  Phoenix-Duff & Phelps Real         $1,222,265       $940,602       $743,353
  Estate Securities Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PHOENIX INVESTMENT COUNSEL, INC.

--------------------------------------------------------------------------------
                                           COMPENSATION FOR THE YEAR ENDED
                                                    DECEMBER 31,
              SERIES                    2006            2005            2004
--------------------------------------------------------------------------------

  Phoenix Capital Growth             $2,853,191       $3,332,368     $3,912,518
--------------------------------------------------------------------------------
  Phoenix Growth and Income Series*  $1,031,566       $1,018,288             $0
--------------------------------------------------------------------------------
  Phoenix Money Market                 $642,741         $607,311       $731,269
--------------------------------------------------------------------------------
  Phoenix Multi-Sector Fixed Income  $1,225,509       $1,209,110     $1,174,804
--------------------------------------------------------------------------------
  Phoenix Multi-Sector Short Term      $234,428         $219,754       $151,406
  Bond
--------------------------------------------------------------------------------
  Phoenix Strategic Allocation       $1,931,987       $2,244,193     $2,560,670
--------------------------------------------------------------------------------
  Phoenix-Aberdeen International     $1,812,794       $1,348,255     $1,140,444

--------------------------------------------------------------------------------
* For the years 2004 and 2005, this series was managed by Engemann Asset Management.

--------------------------------------------------------------------------------
                         PHOENIX VARIABLE ADVISORS, INC.
--------------------------------------------------------------------------------
                                           COMPENSATION FOR THE YEAR ENDED
                                                    DECEMBER 31,
              SERIES                    2006            2005            2004
--------------------------------------------------------------------------------

  Phoenix Mid-Cap Growth              $431,216        $470,216        $435,081
--------------------------------------------------------------------------------
  Phoenix-Alger Small-Cap Growth      $272,502        $177,424        $147,539
  Series
--------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset            $19,733               0               0
  Allocation: Aggressive Growth
--------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset            $23,393               0               0
  Allocation: Growth
--------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset
  Allocation: Moderate                  $6,167               0               0
--------------------------------------------------------------------------------
  Phoenix-S&P Dynamic Asset            $14,554               0               0
  Allocation: Moderate Growth
--------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein         $1,327,620      $1,214,233      $1,030,879
  Mid-Cap Value Series
--------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein           $806,562        $716,035        $593,839
  Small-Cap Value Series
--------------------------------------------------------------------------------
  Phoenix-Van Kampen Comstock         $740,435        $835,776        $716,027
  Series*
--------------------------------------------------------------------------------
  Phoenix-Van Kampen Equity 500       $488,230        $501,703        $516,365
  Index Series

--------------------------------------------------------------------------------

* For the year 2005, this series was managed by Engemann Asset Management. For the year 2004, this series was managed by Phoenix Investment Counsel, Inc. This series is now managed by Morgan Stanley Investment Management Inc.


THE SUBADVISORS
    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

>   ABERDEEN ASSET MANAGEMENT INC.

    PIC has engaged Aberdeen Asset Management Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

  ------------------------------------------------------------------------------
  SERIES                                        RATE       BREAKPOINT ASSETS
  ------------------------------------------------------------------------------
                                               .375%       On first $250 million
  Phoenix-Aberdeen International         ---------------------------------------
  Series                                       +.350%       On next $250 million
                                         ---------------------------------------
                                               .325%       On excess
  ------------------------------------------------------------------------------

    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates for which such entities shall be paid a fee by Aberdeen.


    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2006, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $147.6 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Aberdeen Asset Management PLC ("Aberdeen PLC") recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards. Aberdeen PLC seeks to offer its investment professionals both competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, the overall performance of the team/business unit and Aberdeen PLC's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen PLC equity).

    Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.


    As a UK listed PLC, Aberdeen PLC has an independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval. To evaluate its investment professionals, Aberdeen PLC uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients' risk and return objectives. When determining total compensation, Aberdeen PLC considers a number of quantitative and qualitative factors such as:


[diamond] Investment performance over various periods versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things.

[diamond] Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.


    In addition, Aberdeen PLC analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts.

--------------------------------------------------------------------------------
                       PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
   PORTFOLIO MANAGER          NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                         UNDER MANAGEMENT
-------------------- ------------------- ------------------ --------------------
                         REGISTERED          OTHER POOLED
                         INVESTMENT           INVESTMENT
                         COMPANIES             VEHICLES        OTHER ACCOUNTS
-------------------- ------------------- ------------------ --------------------

Beverley Hendry        6; $3 billion             0                0
-------------------- ------------------- ------------------ --------------------
Stephen Docherty      1; $421 million     16; $2 billion     11; $1.2 billion
-------------------- ------------------- ------------------ --------------------
Bruce Stout           1; $421 million     16; $2 billion     11; $1.2 billion
-------------------- ------------------- ------------------ --------------------
Andrew McMenigall     1; $421 million     16; $2 billion     11; $1.2 billion
-------------------- ------------------- ------------------ --------------------
Andrew Preston        1; $421 million     16; $2 billion     11; $1.2 billion

--------------------------------------------------------------------------------

    The following table provides information as of December 31, 2006 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                       PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
   PORTFOLIO MANAGER          NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                         UNDER MANAGEMENT
-------------------- ------------------- ------------------ --------------------
                         REGISTERED         OTHER POOLED
                         INVESTMENT          INVESTMENT
                         COMPANIES            VEHICLES        OTHER ACCOUNTS
-------------------- ------------------- ------------------ --------------------

Stephen Docherty            0            1: $1.3 billion            0
-------------------- ------------------- ------------------ --------------------
Bruce Stout                 0            1: $1.3 billion            0
-------------------- ------------------- ------------------ --------------------
Andrew McMenigall           0            1: $1.3 billion            0
-------------------- ------------------- ------------------ --------------------
Andrew Preston              0            1: $1.3 billion            0

--------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   ALLIANCEBERNSTEIN L.P.
    Pursuant to subadvisory agreements between PVA and AllianceBernstein, AllianceBernstein, through Bernstein, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------------------------
SERIES                           RATE     BREAKPOINT ASSETS
----------------------------- ----------- ----------------------------
Phoenix-Sanford Bernstein        .80%     On first $25 million
Mid-Cap Value(1)
                              ----------------------------------------
                                 .60%     On excess
----------------------------- ----------- ----------------------------

----------------------------------------------------------------------
SERIES                           RATE     BREAKPOINT ASSETS
----------------------------- ----------- ----------------------------
Phoenix-Sanford Bernstein        .9000%   On first $10 million
Small-Cap Value(1)
                              ----------------------------------------
                                 .7875%   On next $10 million
                              ----------------------------------------
                                 .6750%   On excess
------------------------------------------------------------------------

(1) These series subadvised by the Bernstein Equities Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.


    AllianceBernstein is a leading international investment advisor supervising client accounts with assets as of December 31, 2006 totaling approximately $717 billion. AllianceBernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by AllianceBernstein in October 2000 that managed value-oriented investment portfolios since 1967. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
     AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
     AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

    Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts.

------------------------------------------------------------------------------

                   PHOENIX-SANFORD/BERNSTEIN MID-CAP VALUE SERIES
                  PHOENIX-SANFORD/BERNSTEIN SMALL-CAP VALUE SERIES
------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   -----------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES          VEHICLES          OTHER ACCOUNTS
------------------------------------------------------------------------------
James MacGregor   6; $1.9 billion    5; $717 million     55; $1.8 billion
------------------------------------------------------------------------------
Joseph Paul       10; $3.7 billion  11; $ 2.5 billion    59; $2.1 billion
------------------------------------------------------------------------------
Andrew Weiner     6; $1.9 billion    5; $717 million     55; $1.8 billion
------------------------------------------------------------------------------


    The following table provides information as of December 31, 2006 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.

------------------------------------------------------------------------------
                   PHOENIX-SANFORD/BERNSTEIN MID-CAP VALUE SERIES
                  PHOENIX-SANFORD/BERNSTEIN SMALL-CAP VALUE SERIES
------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   -----------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES          VEHICLES          OTHER ACCOUNTS
------------------------------------------------------------------------------
James MacGregor          0                  0                   0
------------------------------------------------------------------------------
Joseph Paul              0          11; $6.5 billion            0
------------------------------------------------------------------------------
Andrew Weiner            0                  0                   0

------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

    Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

    Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

    Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   BENNETT LAWRENCE MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PVA and Bennett Lawrence Management, LLC ("BLM"), BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth Series. For the services provided, PVA pays a monthly fee to BLM based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------
SERIES                                        RATE
--------------------------------------------------------
Phoenix Mid-Cap Growth                        .40%
--------------------------------------------------------


    BLM's principal place of business is located at The Lincoln Building, 60 East 42nd Street, 43rd Floor, New York, New York 10165. As of December 31, 2006, BLM had approximately $1.8 billion in assets under management.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Bennett Lawrence recognizes the importance of motivating and retaining key employees. Being a part of a small and growing investment management firm, and having the potential to become an owner of the organization, have proven to be strong incentives for the employees of Bennett Lawrence. This ownership and compensation structure has also been an effective way to attract and recruit new employees.

    Van Schreiber and Alex Ely, the co-portfolio managers of both series, are members (owners) of the Limited Liability Company; as such the majority of their compensation is based upon firm profitability. However, there is a performance bonus that is awarded annually based upon the effectiveness of their individual stock picks and the performance results of our client portfolios relative to specific benchmarks and peer comparisons.

    Overall compensation packages for the rest of the investment team are competitive relative to investment management industry standards and comprise two main elements: base salary and bonuses.

    Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Bennett Lawrence analyzes industry compensation packages as a tool in determining each portfolio manager's and analyst's base salary.

    Bonuses. The aggregate incentive compensation pool is determined by the Compensation Committee of Bennett Lawrence. The size of the pool is determined by the profitability of the firm.

    In the calculation of an investment professional's bonus, Bennett Lawrence takes into consideration investment matters, which include the performance of the individual's recommendations on both an absolute basis as well as relative to a pre-agreed upon benchmark. The investment professionals are then ranked based upon how well they score on both of these measures. Bonuses are then paid with the larger portion of the bonus pool going to the largest contributor and then down through the ranks.

    The compensation program at Bennett Lawrence has proven to be an effective means to retain high caliber investment professionals while providing the proper incentive to work together toward the goal of producing strong investment results without taking excessive risk.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the account are responsible for managing any accounts with performance based fees at this time.


------------------------------------------------------------------------------
                            PHOENIX MID-CAP GROWTH SERIES
------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   -----------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES          VEHICLES          OTHER ACCOUNTS
------------------------------------------------------------------------------

Van Schreiber    3: $105 million    7: $258 million    275: $1.4 billion
------------------------------------------------------------------------------
Alex Ely         3: $105 million    7: $258 million    275: $1.4 billion

------------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadvisor may have in place that could benefit the funds and/or such other accounts.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   FRED ALGER MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Fred Alger Management, Inc. ("Alger"), Alger is the subadvisor and furnishes portfolio management services to the Phoenix-Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------------
SERIES                                             RATE
--------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                     .45%
--------------------------------------------------------------------


    Alger advises over 130 mutual funds and other accounts with a total of over $9 billion in assets as of December 31, 2006. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

[diamond] the firm's overall financial results and profitability;

[diamond] the firm's overall investment management performance;

[diamond] current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

[diamond] the individual's leadership contribution within the firm.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

------------------------------------------------------------------------------
                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES
------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   -----------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES*        VEHICLES**          OTHER ACCOUNTS***
------------------------------------------------------------------------------

Jill Greenwald, CFA  5: $1.4 billion  1: $3.7 million     1: $77.2 million

------------------------------------------------------------------------------

*    Includes proprietary mutual funds
** Includes subadvisory relationships for which Fred Alger Management, Inc. serves as the investment manager
***  Includes wrap programs

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds subadvised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible, that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimus positions, and to accounts with specialized investment policies and objectives.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   HARRIS INVESTMENT MANAGEMENT, INC.
    Pursuant to an agreement between PIC and Harris Investment Management, Inc.
(HIM), HIM is the subadvisor and furnishes portfolio management services to the Phoenix Capital Growth Series. PIC pays a monthly fee to HIM based on an annual percentage of the average daily net assets of the series as follows:

        ----------------------------------------------------------
        SERIES                                           RATE
        ----------------------------------------------------------
        Phoenix Capital Growth                           .30%
        ----------------------------------------------------------


     HIM is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment advisor since 1989. HIM is a wholly owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly owned subsidiary of Harris Financial Corp., which is a wholly owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2006, HIM had approximately $16.4 billion in assets under management.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    The following describes the structures and method of calculating the portfolio managers' compensation as of December 31, 2006.

    The compensation program for investment professionals of HIM, including the portfolio managers of the Phoenix Insight Funds, is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

    All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of a relevant benchmark and performance of a peer group of funds or managers over a rolling one- and three-year performance period, each individual's contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.


    HIM also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of HIM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of HIM or an otherwise determined amount as agreed, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANGERS
    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------------------
                          PHOENIX CAPITAL GROWTH SERIES
-----------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   ----------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES          VEHICLES          OTHER ACCOUNTS
-----------------------------------------------------------------------------

T. Andrew Janes   5: $1.2 billion   8: $1.14 billion     11: $1.7 million
---------------- ------------------- -------------------- -------------------
Daniel L. Sido    7: $1.7 billion   7: $1.16 billion     11: $1.8 million
---------------- ------------------- -------------------- -------------------
Mark Wimer        5: $1.1 billion    3: $195 million     5: $1.7 million

-----------------------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
     As shown in the table above, the portfolio managers may manage other accounts, including separately managed accounts, which have investment strategies similar to those of the series. Fees earned by the advisor or a subadvisor may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the series. A conflict also may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a portfolio manager is not able to take full advantage of that opportunity because that opportunity must be allocated among multiple accounts. In addition, the portfolio manager may execute transactions for another account that could adversely impact the value of securities held by the series. However, the subadvisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, the advisor and subadvisors have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

OWNERSHIP OF SECURITIES
     None of the portfolio managers beneficially own any shares in the Fund.

>    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
     Pursuant to a subadvisory agreement between PVA and Morgan Stanley Investment Management Inc., dba Van Kampen ("Van Kampen"), Van Kampen is the subadvisor and furnishes portfolio management services to the Phoenix-Van Kampen Comstock and Phoenix-Van Kampen Equity 500 Index Series. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------------
 SERIES                                                       RATE
-----------------------------------------------------------------------
 Phoenix-Van Kampen Comstock                                  .35%
-----------------------------------------------------------------------

----------------------------------------------------------------------------
 SERIES                                   RATE       BREAKPOINT ASSETS
-------------------------------------- ----------- -------------------------
 Phoenix-Van Kampen Equity 500 Index     .225%       On first $50 million
                                        ----------- ------------------------
                                         .180%       On next $150 million
                                        ----------- ------------------------
                                         .135%       On excess
 ---------------------------------------------------------------------------


    Van Kampen's principal place of business is located at 1221 Avenue of the Americas, New York, NY 10041. As of December 31, 2006, Van Kampen together with its affiliated asset management companies had approximately $492 billion in assets under management.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
PORTFOLIO MANAGER COMPENSATION STRUCTURE

    DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

[diamond] Cash Bonus.

[diamond] Morgan Stanley's Long Term Incentive Compensation awards-- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

[diamond] Investment Management Alignment Plan (IMAP) awards-- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

[diamond] Voluntary Deferred Compensation Plans-- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

    Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

[diamond] Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

[diamond] Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

[diamond] Contribution to the business objectives of the Sub-Adviser.

[diamond] The dollar amount of assets managed by the portfolio manager.

[diamond] Market compensation survey research by independent third parties.

[diamond] Other qualitative factors, such as contributions to client objectives.

[diamond] Performance of Morgan Stanley and Morgan Stanley Investment
          Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------------------------
                         PHOENIX-VAN KAMPEN COMSTOCK SERIES
--------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                     ----------------------------------------------------------
                       REGISTERED       OTHER POOLED
                       INVESTMENT        INVESTMENT
PORTFOLIO MANAGER      COMPANIES          VEHICLES          OTHER ACCOUNTS
--------------------------------------------------------------------------------

B. Robert Baker, Jr. 17: $31 billion    2: $1.1 billion  16,263: $3.2 billion
--------------------------------------------------------------------------------
Jason S. Leder       15: $30.7 billion  2: $1.1 billion  16,263: $3.2 billion
--------------------------------------------------------------------------------
Kevin C. Holt        16: $31 billion    2: $1.1 billion  16,263: $3.2 billion

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
--------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   -------------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES          VEHICLES          OTHER ACCOUNTS
--------------------------------------------------------------------------------

Kevin Jung         9: $5.8 billion          0                   0
--------------------------------------------------------------------------------
Thomas H. Moore*   6: $4.2 billion          0                   0

--------------------------------------------------------------------------------
* Thomas H. Moore was named as a member of the Systematic Equities team in 2006.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent Van Kampen has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Van Kampen's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Van Kampen manages accounts that engage in short sales of securities of the type in which the Fund invests, Van Kampen could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC
    Pursuant to a subadvisory agreement between PIC and Standard & Poor's Investment Advisory Services LLC ("SPIAS"), SPIAS serves as subadvisor to the Phoenix-S&P Series. The subadvisor does not have any trading, clearing or custody operations responsibility. For the services provided, PIC pays a monthly fee to SPIAS based on an annual percentage of the combined average daily net assets of all of the series as follows:

--------------------------------------------------------------------------------
SERIES                                                                  RATE
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate                          .12%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate Growth                   .12%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth                            .12%
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive Growth                 .12%
--------------------------------------------------------------------------------


    SPIAS is the subadvisor to the Phoenix-S&P Series. SPIAS is located at 55 Water Street, New York, NY 10041. As of December 31, 2006, SPIAS had approximately $18 billion in assets under advisement. The subadvisor is a registered investment advisor and a wholly owned subsidiary of the McGraw-Hill Companies, Inc.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    David Braverman's and John Krey's compensation is a combination of salary and bonus. Bonuses are based on individual performance assessments and on the net operating income of relevant units of Standard & Poor's. The performance of their advisory accounts is one of the factors that is considered in their overall evaluation and determination of their merit increase and bonus. Mr. Braverman and Mr. Krey both received a salary and bonus for the year ended December 31, 2006.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2006 regarding any other accounts that SPIAS provides investment recommendations.


--------------------------------------------------------------------------------
                 PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE
              PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE GROWTH
                  PHOENIX-S&P DYNAMIC ASSET ALLOCATION: GROWTH
             PHOENIX-S&P DYNAMIC ASSET ALLOCATION: AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                             UNDER MANAGEMENT
                   -------------------------------------------------------------
                     REGISTERED       OTHER POOLED
                     INVESTMENT        INVESTMENT
PORTFOLIO MANAGER    COMPANIES          VEHICLES          OTHER ACCOUNTS
--------------------------------------------------------------------------------

David Braverman    1: $3.5 billion   2: $13 billion       2: $66 million
--------------------------------------------------------------------------------
John Krey                0                 0                   8*

--------------------------------------------------------------------------------

* For the other accounts advised by Mr. Krey, he provides advice as to model portfolios and thus may not be deemed to be providing advice as to specific assets.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Mr. Braverman and Mr. Krey provide investment advice to multiple accounts with similar investment objectives and there are potential conflicts of interest. Such conflicts may arise with respect to the allocation of investment opportunities among the Phoenix-S&P Series and other accounts with similar investment objectives and policies. They potentially could use information concerning the Series' transactions to the advantage of other accounts and to the detriment of the Series'. To address these potential conflicts of interest, SPIAS has adopted and implemented a number of policies and procedures. Among other things, members of the investment team are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that advice to clients must not be affected by conflicts of interest. SPIAS does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Phoenix-S&P Series and the investments of the other accounts referenced in the table above.


    SPIAS may include in an allocation, or otherwise recommend for investment, certain funds to which Standard & Poor's or an affiliate licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary Standard & Poor's index, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds. In cases where Standard & Poor's or an affiliate is paid fees that are tied to the amount of assets that are invested in the fund or the volume of trading activity in the fund, investment in the fund will generally result in Standard & Poor's or an affiliate earning compensation in addition to the fees received by SPIAS in connection with its provision of services.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

--------------------------------------------------------------------------------
                         ABERDEEN ASSET MANAGEMENT, INC.
--------------------------------------------------------------------------------
                                       COMPENSATION FOR THE YEAR ENDED
                                                DECEMBER 31,
               SERIES               2006            2005             2004
--------------------------------------------------------------------------------

Phoenix-Aberdeen International   $906,397        $674,127          $570,220
Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ALLIANCE CAPITAL MANAGEMENT, L.P.
--------------------------------------------------------------------------------
                                          COMPENSATION FOR THE YEAR ENDED
                                                   DECEMBER 31,
               SERIES                  2006            2005             2004
--------------------------------------------------------------------------------

Phoenix-Sanford/Bernstein Mid-Cap    $808,640        $743,847         $639,074
Value Series
--------------------------------------------------------------------------------
Phoenix-Sanford/Bernstein Small-Cap  $552,254        $494,058         $406,540
Value Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        BENNETT LAWRENCE MANAGEMENT, LLC
--------------------------------------------------------------------------------
                                        COMPENSATION FOR THE YEAR ENDED
                                                 DECEMBER 31,
               SERIES                2006            2005             2004
--------------------------------------------------------------------------------

Phoenix Mid-Cap Growth Series*      $215,608          $74,173           0

--------------------------------------------------------------------------------
*For years 2004 and partially of 2005, this series was managed by Seneca Capital
  Management, LLC. This series is now managed by Bennett Lawrence as of August 12, 2005.

--------------------------------------------------------------------------------
                           FRED ALGER MANAGEMENT, INC
--------------------------------------------------------------------------------
                                      COMPENSATION FOR THE YEAR ENDED
                                               DECEMBER 31,
               SERIES              2006            2005             2004
-------------------------------------------------------------------------------

Phoenix-Alger Small-Cap         $144,266            $93,930           0
Growth Series

-------------------------------------------------------------------------------
*For years 2004 and partially of 2005, this series was managed by Deutsche Asset Management. This series is now managed by Fred Alger Management, Inc. as of January 7, 2005.

--------------------------------------------------------------------------------
                       HARRIS INVESTMENT MANAGEMENT, INC.
--------------------------------------------------------------------------------
                                       COMPENSATION FOR THE YEAR ENDED
                                                DECEMBER 31,
               SERIES               2006            2005             2004
--------------------------------------------------------------------------------

Phoenix Capital Growth Series*     $840,215         $494,086         $391,252

--------------------------------------------------------------------------------
* For years 2004-2005 and partially of 2006, this series was managed by Engemann Asset Management. This series is now managed by Harris Investment Management, Inc. as of June 26, 2006.

--------------------------------------------------------------------------------
                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
--------------------------------------------------------------------------------
                                          COMPENSATION FOR THE YEAR ENDED
                                                   DECEMBER 31,
               SERIES                  2006            2005             2004
--------------------------------------------------------------------------------

Phoenix-Van Kampen Comstock Series*  $246,427            0               0
--------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index  $234,131        $223,181         $229,046
Series**

--------------------------------------------------------------------------------
* For years 2004-2005 and partially of 2006, this series was managed by Engemann Asset Management. This series is now managed by Van Kampen as of May 1, 2006.

** For years 2004-2005 and partially 2006, this series was managed by Alliance
   Capital Management, L.P. This series is now managed by Van Kampen as of September 1, 2006.

--------------------------------------------------------------------------------
                  STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC
--------------------------------------------------------------------------------
                                             COMPENSATION FOR THE YEAR ENDED
                                                      DECEMBER 31,
                                          2006          2005           2004
--------------------------------------------------------------------------------

Phoenix-S&P Dynamic Asset                $5,687          0              0
Allocation: Aggressive Growth
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset                $6,646          0              0
Allocation: Growth
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset
Allocation: Moderate                     $1,732          0              0
--------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset                $4,168          0              0
Allocation: Moderate Growth

--------------------------------------------------------------------------------


THE DISTRIBUTOR
--------------------------------------------------------------------------------

    The Fund has a distribution agreement ("Distribution Agreement") with Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor") in which PEPCO serves as the Distributor for the Fund's shares of the Phoenix-S&P Series. PEPCO is located at One American Row, Hartford, CT 06102. The Phoenix-S&P Series have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan").

    The Fund's Distribution Agreement with respect to the shares of the Phoenix-S&P Series ("Distribution Agreement") was approved by the Board of Trustees at a Board meeting held on December 5, 2005. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Fund or a series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

    The Distributor conducts a continuous offering using appropriate efforts to solicit sales of Phoenix-S&P Series shares, but is not obligated to sell any specific number of shares. As of the date of this SAI, the Phoenix-S&P Series has not commenced operations; therefore no underwriting commissions have been paid.

    Pursuant to the Distribution Plan, adopted pursuant to Rule 12b-1 of the 1940 Act, the Trust compensates the Distributor from assets attributable to the shares of the Phoenix-S&P Series for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the shares of the Phoenix-S&P Series. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares of the Phoenix-S&P Series. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Phoenix-S&P Series.

    The Distribution Plan provides that the Trust, on behalf of each Phoenix-S&P Series, may pay annually up to 0.25% of the average daily net assets of a Phoenix-S&P series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Phoenix-S&P Series. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Distribution Plan is limited to payments at an annual rate equal to 0.25% of average daily net assets of a Phoenix-S&P Series attributable to its shares. Under the terms of the Distribution Plan and the related Distribution Agreement, each Phoenix-S&P is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Phoenix and its affiliates) providing distribution and shareholder servicing with respect to the shares of the Phoenix-S&P Series for such entities' fees or expenses incurred or paid in that regard.

    The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to shares of the Phoenix-S&P Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Phoenix-S&P Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Phoenix-S&P Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Phoenix-S&P Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Phoenix-S&P Series investment objectives and policies and other information about the Phoenix-S&P Series, including the performance of the series; (3) training sales personnel regarding the shares of the Phoenix-S&P Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Phoenix-S&P Series.

    A description of the Distribution Plan with respect to the shares of the Phoenix-S&P Series and related services and fees thereunder is provided in the prospectus. On December 5, 2005, the Board of Trustees of the Fund, including the Disinterested Trustees unanimously approved the Distribution Plan.

    The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Fund or the Distributor of the shares of the Phoenix-S&P Series in connection with the

Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Phoenix-S&P Series at any time, without penalty, by vote of a majority of the outstanding shares of that series, or by vote of a majority of the Disinterested Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to [0.50%] of average daily net assets annually) that may be spent for distribution of shares of any Phoenix-S&P Series without the approval of shareholders of that series.


DESCRIPTION OF PROXY VOTING POLICY
--------------------------------------------------------------------------------

    The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.


    The Policy stipulates that the Fund's investment advisor will vote proxies or delegate such responsibility to a subadvisor, subject to the Board of Trustees' oversight. The investment manager or subadvisor will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. To view the proxy policies and procedures of the investment managers and subadvisors, please refer to Appendix
B. Any investment manager or subadvisor may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


    The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

> Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

> Changes to Capital Structure--dilution or improved accountability associated with such changes.

> Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

> Social and Corporate Responsibility Issues--the advisor or subadvisor will generally vote against shareholder social and environmental issue proposals.

     The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the advisor, subadvisor, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each advisor, subadvisor or delegate to notify the President of the Fund of any actual or potential conflict of interest. No advisor, subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

     The Policy further imposes certain record keeping and reporting requirements on each advisor, subadvisor or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


CUSTODIAN
--------------------------------------------------------------------------------

    Custodians under the terms of a custodian agreement hold the securities and cash of the series of the Fund. The custodian is:

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110

    The Fund permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------

    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

    PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm for the Fund, audits the Fund's financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund from time to time.


SERVICE AGREEMENTS
--------------------------------------------------------------------------------


    Under an Administration Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PFPC, Inc. has been retained under a Sale-Administration Agreement by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent. For its services as financial agent, PEPCO receives a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of PFPC, Inc.'s performance. PEPCO was compensated for the last three calendar years as follows:


      -------------------------------------------------------
             FOR THE YEAR ENDED        COMPENSATION
                DECEMBER 31,
      -------------------------------------------------------
                   2004                $2,610,251
      -------------------------------------------------------
                   2005                $2,157,999
      -------------------------------------------------------

                   2006                $1,770,841

      -------------------------------------------------------

    The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Phoenix-affiliated funds serviced by PFPC Inc. Total fees paid by PEPCO to PFPC Inc. are allocated among all funds for which it serves as financial agent on the basis of the relative net asset of each fund or series.

    Under a Transfer Agent Agreement, PEPCO acts as transfer agent to the Fund, and as such, performs certain administrative functions related to recording the purchase and redemption of Fund shares and serving as dividend paying agent. PEPCO is not compensated by the Fund for these services.


    Under a Servicing Agreement, the Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2007 is 0.066% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:


----------------------------------------------------------------------------
        YEAR ENDED DECEMBER 31,                        FEE PAID
----------------------------------------------------------------------------
                  2004                               $2.2 million
----------------------------------------------------------------------------
                  2005                               $1.9 million
----------------------------------------------------------------------------

                  2006                               $1.5 Million

----------------------------------------------------------------------------


CODE OF ETHICS
--------------------------------------------------------------------------------

    The Fund and each of its advisors and subadvisors have adopted codes of ethics. The fund has also adopted a Senior Management Code of Ethics as required by ss.406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.


BROKERAGE ALLOCATION
--------------------------------------------------------------------------------


    Subject to the supervision and control of the portfolio managers and the Trustees of the Fund, each series' investment manager or subadvisor is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.


    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    The Fund has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the advisor's personnel responsible for the selection of broker-dealers to affect series portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Fund, the advisors and Distributor from entering into any agreement or other understanding under which the Fund's direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    The advisor may use its brokers/ dealer affiliates to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreements do not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.


    For the fiscal years ended December 31, 2004, 2005 and 2006 brokerage commissions paid by the series on portfolio transactions totaled $3,821,945, $2,795,602 and $2,678,250 respectively.


-------------------------------------------------------------------
                                                       SANFORD
                                                      BERNSTEIN
-------------------------------------------------------------------

Commissions paid                                      $66,457
-------------------------------------------------------------------
Percent of aggregate commissions paid to               2.28%
affiliated brokers
-------------------------------------------------------------------
Percent of aggregate dollar amount of                  0.03%
transactions involving commissions effected through affiliated brokers

-------------------------------------------------------------------

-------------------------------------------------------------------
                                                       SANFORD
                                                      BERNSTEIN
-------------------------------------------------------------------
Commissions paid                                      $108,025
-------------------------------------------------------------------
Percent of aggregate commissions paid to                3.86%
affiliated brokers
-------------------------------------------------------------------
Percent of aggregate dollar amount of                   0.09%
transactions involving commissions effected
through affiliated brokers
-------------------------------------------------------------------

    Of the commissions paid in the year 2004, $347,121 was paid to brokers of affiliated persons of the series as follows:

-------------------------------------------------------------------------------
                                                  SANFORD             PXP
                                                 BERNSTEIN         SECURITIES
-------------------------------------------------------------------------------
Commissions paid                                 $322,721           $24,400
-------------------------------------------------------------------------------
Percent of aggregate commissions paid to           8.44%             0.64%
affiliated brokers
-------------------------------------------------------------------------------
Percent of aggregate dollar amount of              4.98%              .02%
transactions involving commissions effected
through affiliated brokers
-------------------------------------------------------------------------------

    Sanford Bernstein is an affiliate of AllianceBernstein. PXP Securities is an affiliate of PIC, DPIM and PVA.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.


DISCLOSURE OF FUND HOLDINGS
--------------------------------------------------------------------------------

    The Trustees of the Fund have adopted policies with respect to the disclosure of the series' portfolio holdings by the series, issuing companies or the investment advisors. These policies provide that the series' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the series' policies prohibit the advisors and the series' other service providers from entering into any agreement to disclose series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the series, third parties providing services to the series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the series.

    The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of series' shareholders. The HDC is composed of the series' Compliance Officer, and officers of the series' advisors and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing and distribution.

    The Fund's Compliance Officer is responsible for monitoring the series' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interest of series shareholders and those of the advisors identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
    In accordance with rules established by the SEC, each series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The series' annual and semiannual reports are available on our website at www.phoenixwealthmanagement.com. Additionally, each series provides its top 10 holdings information on Phoenix's website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
    The HDC may authorize the disclosure of non-public holdings information under certain limited circumstances. The series' policies provide that non-public disclosures of a series' portfolio holdings may only be made if (i) the series has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between the issuing companies and their contract and policy owners and will act in the best interest of the owners with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to owners, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to contract and policy owners, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

    As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

                                                                                       TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER                             HOLDINGS INFORMATION
-------------------------------------------------------------------------------------------------------------------------------
Advisor                  >  Phoenix Investment Counsel, Inc.            Daily
                         >  Phoenix Variable Advisors, Inc.
                         >  Duff & Phelps Investment Management Co.
------------------------------------------------------------------------------------------------------------------------------
                         >  Aberdeen Asset Management Inc.
                         >  AllianceBernstein L.P.
                         >  Bennett Lawrence Management, LLC
Subadvisors              >  Fred Alger Management, Inc.                 Daily
                         >  Morgan Stanley Investment Management Inc.
                         >  Standard & Poor's Investment Advisory
                            Services LLC
------------------------------------------------------------------------------------------------------------------------------
Distributor              >  Phoenix Equity Planning Corporation         Daily
------------------------------------------------------------------------------------------------------------------------------
Custodian                >  State Street Bank and Trust Company         Daily
------------------------------------------------------------------------------------------------------------------------------
Sub-financial Agent      >  PFPC, Inc.                                  Daily
------------------------------------------------------------------------------------------------------------------------------
Independent Registered   >  PricewaterhouseCoopers LLP                  >  Annual Reporting Period: within two business days
Public Accounting Firm                                                     of end of reporting period
                                                                        >  Semiannual Reporting Period: within 30 business
                                                                           days of end of reporting period
------------------------------------------------------------------------------------------------------------------------------
Typesetting Firm for     >  Gcom Solutions                              Monthly on first business day following
Financial Reports and                                                   month-end
Form N-Q
------------------------------------------------------------------------------------------------------------------------------
Printer for Financial    >  Allied Printing Services, Inc.              Annual and Semiannual Reporting Period: within 45 days
Reports                                                                 after end of reporting period
------------------------------------------------------------------------------------------------------------------------------
Proxy Voting Service     >  Institutional Shareholder Services          Twice weekly on an ongoing basis
                         >  Proxy Light
-------------------------------------------------------------------------------------------------------------------------------


PUBLIC PORTFOLIO HOLDINGS INFORMATION
-------------------------------------------------------------------------------------------------------------------------------
      TYPE OF SERVICE PROVIDER         NAME OF SERVICE PROVIDER                   TIMING OF RELEASE OF PORTFOLIO
                                                                                          HOLDINGS INFORMATION
-------------------------------------------------------------------------------------------------------------------------------
Rating Agencies                   >  Lipper Inc. and Morningstar          Quarterly, 60 days after fiscal quarter-end
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms    >  Bloomberg, Standard & Poor's and     Quarterly, 60 days after fiscal quarter-end
                                     Thompson Financial Services
-------------------------------------------------------------------------------------------------------------------------------

    These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the series.

    There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the series from the potential misuse of holdings by individuals or firms in possession of such information.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.


TAXES
--------------------------------------------------------------------------------

    As stated in the prospectus, it is the policy of the Fund for each series to qualify as a regulated investment company (a "RIC") by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. The Fund also intends that each series comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Distributions of net investment income and net capital gains are taxable to the Fund's shareholders, which in this case are the separate accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2006 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable Insurance Company and Phoenix Life and Annuity Company have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the Fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX A-DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a 'pi' subscript generally are not modified with '+' or '-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

APPENDIX B - INVESTMENT MANAGEMENT AND SUBADVISOR PROXY POLICIES AND PROCEDURES

--------------------------------------------------------------------------------

                       ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             AS OF FEBRUARY 8, 2006

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Asset Managers Limited ("Aberdeen UK"), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen .US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.  DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.


II. GENERAL VOTING POLICIES

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority. 6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.  SPECIFIC VOTING POLICIES

A.  General Philosophy.

..   Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

..   Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

..   Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV. PROXY VOTING PROCEDURES
This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's designated proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients;
(4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen US Clients

    The designated PA for Aberdeen US ("PA-US"), and the designated PA for Aberdeen UK ("PA-UK"), are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the funds which are sub-advised by Aberdeen US, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

    Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

    In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Aberdeen US proxy committee ("PC-US/UK"). Under Aberdeen US's MOU with Aberdeen UK, the PC-US/UK is headquartered in Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team.,. The PC-US/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-US/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the PC-US/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

    Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-US with access to ProxyEdge. . Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

2. Aberdeen Singapore Clients

    Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and the Canadian investment funds and will instruct the PA-US Aberdeen US accordingly. The PA-US shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-US uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

    Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-Asia") located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-US to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

E. Review. Each designated PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.  DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A.  Documentation. The Aberdeen PAs are responsible for:

1.  Implementing and updating these Policies and Procedures;
2.  Overseeing the proxy voting process;
3. Consulting with portfolio managers/analysts for the relevant portfolio security; and
4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.  Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge.

    A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. For US Funds, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy -voting records on such Client accounts to such other adviser.

    For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser. Each Compliance Department maintains information regarding the PA and the PC for the respective Aberdeen Adviser.

                                     [logo]
                                     ALGER



                          FRED ALGER MANAGEMENT, INC.

                      Proxy Voting Policies and Procedures















           111 Fifth Avenue, New York, New York 10003 - 800.223.3810

                          FRED ALGER MANAGEMENT, INC.



                      PROXY VOTING POLICIES AND PROCEDURES



                               Table of Contents


Section                                                                     Page

I.   OVERVIEW..................................................................3

II.  PROXY VOTING PROCESS .....................................................3

III. CONFLICTS OF INTEREST.....................................................4

IV.  CLIENT DISCLOSURE ........................................................4

V.   PROXY VOTING GUIDELINES ..................................................5

       Operational Issues.........................................5

       Board of Directors Issues..................................6

       Proxy Contest Issues.......................................9

       Anti-Takeover Defenses and Voting Related Issues ..........9

       Mergers and Corporate Restructuring Issues ...............10

       State of Incorporation Issues ............................13

       Capital Structure Issues .................................15

       Executive and Director Compensation Issues................17

       Social and Environmental Issues ..........................20

       Mutual Fund Proxy Issues..................................29

VI.  HOW TO OBTAIN FURTHER INFORMATION........................................33

I.   OVERVIEW
-------------

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.



II.  PROXY VOTING PROCESS
-------------------------

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.



III. CONFLICTS OF INTEREST
--------------------------

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.



IV.  CLIENT DISCLOSURE
----------------------

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.   PROXY VOTING GUIDELINES
---------------------------

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.


1. OPERATIONAL ISSUES


ADJOURN MEETING:
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.


AMEND QUORUM REQUIREMENTS:
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.


AMEND MINOR BYLAWS:
Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).


CHANGE COMPANY NAME:
Vote FOR proposals to change the corporate name.


CHANGE DATE, TIME OR LOCATION OF ANNUAL MEETING:
Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.


RATIFYING AUDITORS:
Vote FOR proposals to ratify auditors, unless any of the following apply:
   o An auditor has a financial interest in or association with the company and is, therefore, not independent
   o Fees for non-audit services are excessive, or
   o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


TRANSACT OTHER BUSINESS:
Vote AGAINST proposals to approve other business when it appears as a voting item.


2.  BOARD OF DIRECTORS ISSUES:


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS:
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
   o Attend less than 75 percent of the board and committee meetings without a valid excuse
   o Implement or renew a dead-hand or modified dead-hand poison pill
   o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
   o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
   o Failed to act on takeover offers where the majority of the shareholders tendered their shares
   o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
   o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees
   o Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.


AGE LIMITS:
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE:
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD:
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


CUMULATIVE VOTING:
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
   o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
   o Only if the director's legal expenses would be covered


ESTABLISH/AMEND NOMINEE QUALIFICATIONS:
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS:
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO):
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
   o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
   o Majority of independent directors on board
   o All-independent key committees
   o Committee chairpersons nominated by the independent directors
   o CEO performance reviewed annually by a committee of outside directors
   o Established governance guidelines
   o Company performance

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES:
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


STOCK OWNERSHIP REQUIREMENTS:
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS:
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.  PROXY CONTEST ISSUES

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS:
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
   o Long-term financial performance of the target company relative to its industry; management's track record
   o Background to the proxy contest
   o Qualifications of director nominees (both slates)
   o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES:
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING:
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


4.  ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES


ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS:
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.


AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT:
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS:
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT:
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS:
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS:
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


5.  MERGERS AND CORPORATE RESTRUCTURING ISSUES


APPRAISAL RIGHTS:
Vote FOR proposals to restore or provide shareholders with rights of appraisal.


ASSET PURCHASES:
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
   o Purchase price
   o Fairness opinion
   o Financial and strategic benefits
   o How the deal was negotiated
   o Conflicts of interest
   o Other alternatives for the business
   o Noncompletion risk

ASSET SALES:
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Impact on the balance sheet/working capital
   o Potential elimination of diseconomies
   o Anticipated financial and operating benefits
   o Anticipated use of funds
   o Value received for the asset
   o Fairness opinion
   o How the deal was negotiated
   o Conflicts of interest


BUNDLED PROPOSALS:
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


CONVERSION OF SECURITIES:
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.


CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS:
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
   o Dilution to existing shareholders' position
   o Terms of the offer
   o Financial issues
   o Management's efforts to pursue other alternatives
   o Control issues
   o Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY:
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
   o The reasons for the change
   o Any financial or tax benefits
   o Regulatory benefits
   o Increases in capital structure
   o Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
   o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
   o Adverse changes in shareholder rights


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS):
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.


JOINT VENTURES:
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.


LIQUIDATIONS:
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.


MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR
ACQUISITION:
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
   o Prospects of the combined company; anticipated financial and operating benefits
   o Offer price
   o Fairness opinion
   o How the deal was negotiated
   o Changes in corporate governance
   o Change in the capital structure
   o Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES:
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


SPIN-OFFS:
Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:
   o Tax and regulatory advantages
   o Planned use of the sale proceeds
   o Valuation of spin-off
   o Fairness opinion
   o Benefits to the parent company
   o Conflicts of interest
   o Managerial incentives
   o Corporate governance changes
   o Changes in the capital structure


VALUE MAXIMIZATION PROPOSALS:
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.


6.  STATE OF INCORPORATION ISSUES


CONTROL SHARE ACQUISITION PROVISIONS:
Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS:
Vote FOR proposals to opt out of control share cashout statutes.


DISGORGEMENT PROVISIONS:
Vote FOR proposals to opt out of state disgorgement provisions.


FAIR PRICE PROVISIONS:
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


FREEZEOUT PROVISIONS:
Vote FOR proposals to opt out of state freezeout provisions.


GREENMAIL:
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


REINCORPORATION PROPOSALS:
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


STAKEHOLDER PROVISIONS:
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.


STATE ANTI-TAKEOVER STATUTES:
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7.  CAPITAL STRUCTURE ISSUES


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK:
Vote FOR management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION:
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


DUAL-CLASS STOCK:
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
   o It is intended for financing purposes with minimal or no dilution to current shareholders
   o It is not designed to preserve the voting power of an insider or significant shareholder


ISSUE STOCK FOR USE WITH RIGHTS PLAN:
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).


PREEMPTIVE RIGHTS:
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.


PREFERRED STOCK:
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


RECAPITALIZATION:
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.


REVERSE STOCK SPLITS:
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.


SHARE REPURCHASE PROGRAMS:
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS:
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.


TRACKING STOCK:
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8.  EXECUTIVE AND DIRECTOR COMPENSATION ISSUES

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
   o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
   o Cash compensation, and
   o Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.


DIRECTOR COMPENSATION:
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.


STOCK PLANS IN LIEU OF CASH:
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.


DIRECTOR RETIREMENT PLANS:
Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee director.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS:
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
   o Historic trading patterns
   o Rationale for the repricing
   o Value-for-value exchange
   o Option vesting
   o Term of the option
   o Exercise price
   o Participation


EMPLOYEE STOCK PURCHASE PLANS:
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
   o Purchase price is at least 85 percent of fair market value
   o Offering period is 27 months or less, and
   o Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:
   o Purchase price is less than 85 percent of fair market value, or
   o Offering period is greater than 27 months, or
   o VPD is greater than ten percent


INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS:
(OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS):
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS:
Vote FOR proposals to implement a 401(k) savings plan for employees.


SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY:
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.


OPTION EXPENSING:
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:
   o Whether the proposal mandates that all awards be performance-based
   o Whether the proposal extends beyond executive awards to those of lower-ranking employees
   o Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

GOLDEN AND TIN PARACHUTES:
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
   o The parachute should be less attractive than an ongoing employment opportunity with the firm
   o The triggering mechanism should be beyond the control of management
   o The amount should not exceed three times base salary plus guaranteed benefits


9.  SOCIAL AND ENVIRONMENTAL ISSUES


Consumer Issues and Public Safety
---------------------------------

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
   o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
   o The availability and feasibility of alternatives to animal testing to ensure product Safety, and
   o The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
   o The company has already published a set of animal welfare standards and monitors compliance
   o The company's standards are comparable to or better than those of peer firms, and
   o There are no serious controversies surrounding the company's treatment of animals


DRUG PRICING:
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
   o Whether the proposal focuses on a specific drug and region
   o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness
   o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
   o Whether the company already limits price increases of its products
   o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
   o The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS:
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
   o The costs and feasibility of labeling and/or phasing out
   o The nature of the company's business and the proportion of it affected by the proposal
   o The proportion of company sales in markets requiring labeling or GMO-free products
   o The extent that peer companies label or have eliminated GMOs
   o Competitive benefits, such as expected increases in consumer demand for the company's products
   o The risks of misleading consumers without federally mandated, standardized labeling
   o Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
   o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
   o The extent that peer companies have eliminated GMOs
   o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
   o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
   o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.


HANDGUNS:
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product


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safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


PREDATORY LENDING:
Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
   o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
   o Whether the company has adequately disclosed the financial risks of its subprime business
   o Whether the company has been subject to violations of lending laws or serious lending controversies
   o Peer companies' policies to prevent abusive lending practices


TOBACCO:
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
   o Whether the company complies with all local ordinances and regulations
   o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
   o The risk of any health-related liabilities

Advertising to youth:
   o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
   o Whether the company has gone as far as peers in restricting advertising
   o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
   o Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
   o The percentage of the company's business affected
   o The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:
   o The percentage of the company's business affected
   o The feasibility of a spin-off
   o Potential future liabilities related to the company's tobacco business


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STRONGER PRODUCT WARNINGS:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.


INVESTMENT IN TOBACCO STOCKS:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.


ENVIRONMENT AND ENERGY
----------------------

ARCTIC NATIONAL WILDLIFE REFUGE:
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
   o Whether there are publicly available environmental impact reports
   o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and
   o The current status of legislation regarding drilling in ANWR


CERES PRINCIPLES:
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
   o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
   o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES
   o Costs of membership and implementation


ENVIRONMENTAL REPORTS:
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


GLOBAL WARMING:
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
   o The company's level of disclosure lags that of its competitors, or
   o The company has a poor environmental track record, such as violations of federal and state regulations


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RECYCLING:
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
   o The nature of the company's business and the percentage affected
   o The extent that peer companies are recycling
   o The timetable prescribed by the proposal
   o The costs and methods of implementation
   o Whether the company has a poor environmental track record, such as violations of federal and state regulations


RENEWABLE ENERGY:
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
   o The nature of the company's business and the percentage affected
   o The extent that peer companies are switching from fossil fuels to cleaner sources
   o The timetable and specific action prescribed by the proposal
   o The costs of implementation
   o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.


General Corporate Issues
------------------------

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE:

 Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
   o The relevance of the issue to be linked to pay
   o The degree that social performance is already included in the company's pay structure and disclosed
   o The degree that social performance is used by peer companies in setting pay
   o Violations or complaints filed against the company relating to the particular social performance measure
   o Artificial limits sought by the proposal, such as freezing or capping executive pay
   o Independence of the compensation committee
   o Current company pay levels


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CHARITABLE/POLITICAL CONTRIBUTIONS:
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
   o The company is in compliance with laws governing corporate political activities, and
   o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.


LABOR STANDARDS AND HUMAN RIGHTS
--------------------------------

CHINA PRINCIPLES:
Vote AGAINST proposals to implement the China Principles unless:
   o There are serious controversies surrounding the company's China operations, and
   o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)


COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS:
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
   o The nature and amount of company business in that country
   o The company's workplace code of conduct
   o Proprietary and confidential information involved
   o Company compliance with U.S. regulations on investing in the country
   o Level of peer company involvement in the country


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

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS:
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
   o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
   o Agreements with foreign suppliers to meet certain workplace standards
   o Whether company and vendor facilities are monitored and if so, how
   o Company participation in fair labor organizations
   o Type of business
   o Proportion of business conducted overseas
   o Countries of operation with known human rights abuses
   o Whether the company has been recently involved in significant labor and human rights controversies or violations
   o Peer company standards and practices
   o Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
   o The company does not operate in countries with significant human rights violations
   o The company has no recent human rights controversies or violations, or
   o The company already publicly discloses information on its vendor standards compliance


MACBRIDE PRINCIPLES:
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
   o Company compliance with or violations of the Fair Employment Act of 1989
   o Company antidiscrimination policies that already exceed the legal requirements
   o The cost and feasibility of adopting all nine principles
   o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
   o The potential for charges of reverse discrimination
   o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
   o The level of the company's investment in Northern Ireland
   o The number of company employees in Northern Ireland
   o The degree that industry peers have adopted the MacBride Principles
   o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles


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

MILITARY BUSINESS
-----------------

FOREIGN MILITARY SALES/OFFSETS:
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.


LANDMINES AND CLUSTER BOMBS:
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
   o Whether the company has in the past manufactured landmine components
   o Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
   o What weapons classifications the proponent views as cluster bombs
   o Whether the company currently or in the past has manufactured cluster bombs or their components
   o The percentage of revenue derived from cluster bomb manufacture
   o Whether the company's peers have renounced future production


NUCLEAR WEAPONS:
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.


SPACED-BASED WEAPONIZATION:
Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:
   o The information is already publicly available, or
   o The disclosures sought could compromise proprietary information


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WORKPLACE DIVERSITY
-------------------

BOARD DIVERSITY:
Generally vote FOR reports on the company's efforts to diversify the board, unless:
   o The board composition is reasonably inclusive in relation to companies of similar size and business, or
   o The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
   o The degree of board diversity
   o Comparison with peer companies
   o Established process for improving board diversity
   o Existence of independent nominating committee
   o Use of outside search firm
   o History of EEO violations Equal


EMPLOYMENT OPPORTUNITY (EEO):
Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:
   o The company has well-documented equal opportunity programs
   o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
   o The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.


GLASS CEILING:
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
   o The composition of senior management and the board is fairly inclusive
   o The company has well-documented programs addressing diversity initiatives and leadership development
   o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
   o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION:
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
   o Whether the company's EEO policy is already in compliance with federal, state and local laws
   o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
   o The industry norm for including sexual orientation in EEO statements
   o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


10.  MUTUAL FUND PROXY ISSUES


ELECTION OF DIRECTORS:
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
   o Board structure
   o Director independence and qualifications
   o Attendance at board and committee meetings

Votes should be withheld from directors who:
   o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
   o Ignore a shareholder proposal that is approved by a majority of shares outstanding
   o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
   o Are interested directors and sit on the audit or nominating committee, or
   o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees


CONVERT CLOSED-END FUND TO OPEN-END FUND:
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
   o Past performance as a closed-end fund
   o Market in which the fund invests
   o Measures taken by the board to address the discount
   o Past shareholder activism, board activity
   o Votes on related proposals

PROXY CONTESTS:
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Past performance relative to its peers
   o Market in which fund invests
   o Measures taken by the board to address the issues
   o Past shareholder activism, board activity and votes on related proposals
   o Strategy of the incumbents versus the dissidents
   o Independence of directors
   o Experience and skills of director candidates
   o Governance profile of the company
   o Evidence of management entrenchment


INVESTMENT ADVISERY AGREEMENTS:
Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Proposed and current fee schedules
   o Fund category/investment objective
   o Performance benchmarks
   o Share price performance compared to peers
   o Resulting fees relative to peers
   o Assignments (where the adviser undergoes a change of control)


APPROVE NEW CLASSES OR SERIES OF SHARES:
Vote FOR the establishment of new classes or series of shares.


PREFERRED STOCK PROPOSALS:
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Stated specific financing purpose
   o Possible dilution for common shares
   o Whether the shares can be used for anti-takeover purposes


1940 ACT POLICIES:
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Potential competitiveness
   o Regulatory developments
   o Current and potential returns
   o Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION:
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
   o The fund's target investments
   o The reasons given by the fund for the change
   o The projected impact of the change on the portfolio


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL:
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


NAME CHANGE PROPOSALS:
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Political/economic changes in the target market
   o Consolidation in the target market
   o Current asset composition


CHANGE IN FUND'S SUBCLASSIFICATION:
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
   o Potential competitiveness
   o Current and potential returns
   o Risk of concentration
   o Consolidation in target industry


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION:
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
   o Strategies employed to salvage the company
   o The fund's past performance
   o Terms of the liquidation


CHANGES TO THE CHARTER DOCUMENT:
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
   o The degree of change implied by the proposal
   o The efficiencies that could result
   o The state of incorporation
   o Regulatory standards and implications

Vote AGAINST any of the following changes:
   o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series


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

   o Removal of shareholder approval requirement for amendments to the new declaration of trust
   o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
   o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
   o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
   o Removal of shareholder approval requirement to change the domicile of the fund


CHANGE THE FUND'S DOMICILE:
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
   o Regulations of both states
   o Required fundamental policies of both states
   o Increased flexibility available


AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL:
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.


DISTRIBUTION AGREEMENTS:
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
   o Fees charged to comparably sized funds with similar objectives
   o The proposed distributor's reputation and past performance
   o The competitiveness of the fund in the industry
   o Terms of the agreement


MASTER-FEEDER STRUCTURE:
Vote FOR the establishment of a master-feeder structure.


MERGERS:
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
   o Resulting fee structure
   o Performance of both funds
   o Continuity of management personnel
   o Changes in corporate governance and their impact on shareholder rights

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT:
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.


SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES:
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.


SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER:
Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:
   o Performance of the fund's NAV
   o The fund's history of shareholder relations
   o The performance of other funds under the adviser's management



V.   HOW TO OBTAIN FURTHER INFORMATION
--------------------------------------

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free,
(800) 223-3810. These materials will be mailed to clients upon request.


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                                ALLIANCEBERNSTEIN

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                                  Firm Policy
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                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING


1. INTRODUCTION
     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth and value investment groups investing on behalf of clients in both US and non-US securities.


2. PROXY POLICIES
     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1. Corporate Governance
          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate

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                                                               ALLIANCEBERNSTEIN

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                                  Firm Policy
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          governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

   2.2. Elections of Directors
          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

   2.3. Appointment of Auditors
          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

   2.4. Changes in Legal and Capital Structure
          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will

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                                                               ALLIANCEBERNSTEIN

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                                  Firm Policy
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          review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

   2.5. Corporate Restructurings, Mergers and Acquisitions
          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6. Proposals Affecting Shareholder Rights
          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7. Anti-Takeover Measures
          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put

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                                                               ALLIANCEBERNSTEIN

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          forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8. Executive Compensation
          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

   2.9. Social and Corporate
          Responsibility AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. PROXY VOTING PROCEDURES

   3.1. Proxy Voting Committees
          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters

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                                                               ALLIANCEBERNSTEIN

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          as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

   3.2. Conflicts of Interest
          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


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                                                               ALLIANCEBERNSTEIN

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          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

   3.3. Proxies of Certain Non-US Issuers
          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

   3.4. Loaned Securities
          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


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                                                               ALLIANCEBERNSTEIN

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                                  Firm Policy
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   3.5. Proxy Voting Records
          Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.






















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                        BENNETT LAWRENCE MANAGEMENT, LLC
                        PROXY VOTING POLICY & PROCEDURES

This policy is designed to comply with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and to insure that Bennett Lawrence Management, LLC ("BLM") complies with its fiduciary duty to vote proxies in the best interests of our clients. In determining how BLM votes proxies on behalf of our clients, BLM will not subordinate the economic interest of its clients to any other entity or interested party.

I. CONFLICTS OF INTEREST

If BLM becomes aware of any material conflict of interest between BLM and a client that might be affected by BLM's voting of proxies, BLM will contact the client as soon as possible after the discovery of such conflict of interest to:

      1) Identify the conflict;
      2) State how BLM proposes to vote;
      3) Indicate the deadline to respond to BLM for voting; and
      4) Obtain consent or withdraw consent to vote as proposed by BLM with respect to the shares beneficially owned by the client.

If the client fails to respond by the deadline for BLM to vote, such failure will be deemed consent to the voting of proxies as proposed by BLM. Examples of material conflict of interest include: (i) an adviser (or its affiliate) managing a pension plan, administering employee benefit plans or providing brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or (ii) an adviser maintaining business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

II. VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of proxy solicitations:

1. ROUTINE PROPOSALS

Routine proposals are those which do not change the structure, bylaws, or operations of a corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include approval of auditors, elections of directors, indemnification provisions for directors, liability limitations of directors and name changes.


                                                                            2004

2. NON-ROUTINE PROPOSALS

Proposals in this category are more likely to affect the structure and operations of a corporation and therefore will have a greater impact on the value of a shareholder's investment. BLM will review each proposal in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the client. Non-routine matters include mergers and acquisitions; restructuring; reincorporation; changes in capitalization; increase in number of directors; increase in preferred stock; increase in common stock; and stock option plans and other compensation plans.

3. CORPORATE GOVERNANCE PROPOSALS

BLM will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include poison pills, golden parachutes, greenmail, supermajority voting, dual class voting and classified boards.

4. SHAREHOLDER PROPOSALS

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. BLM will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the client. Shareholder matters include annual election of directors, anti-poison pill, anti-greenmail, confidential voting and cumulative voting.

Proxy voting will be determined by a portfolio manager(s) in conjunction with the research analyst that covers the stock. Decisions regarding issues not covered by the guidelines will be made in the discretion of a portfolio manager(s) in conjunction with the research analyst that covers the stock.

III. PROXY VOTING POLICY NOTICE

BLM's Form ADV, Part II discloses, among other things, (i) instructions about how to obtain information from BLM about how BLM voted with respect to their securities, (ii) a summary of BLM's proxy voting policy and (iii) instructions to clients about how to request a copy of this proxy voting policy.

                                                                            2004

IV. RECORD-KEEPING

Pursuant to this proxy voting policy, BLM will maintain records of BLM's proxy voting activities. These records include:

      1) A copy of this proxy voting policy and any notice to clients relating thereto;
      2) A copy of each proxy statement that BLM receives regarding client securities;
      3) A record of each vote cast by BLM on behalf of a client;
      4) A copy of each conflict of interest notice to a client (whether written or oral);
      5) A copy of any document created by BLM that was material to making a decision about how to vote a proxy on behalf of a client or that memorialized the basis for that decision; and
      6) A copy of each written client request for information on how BLM voted proxies on behalf of the client and a copy of any written response to any such client request (whether the request was written or oral).












                                                                            2004

                    DUFF & PHELPS INVESTMENT MANAGEMENT CO.

                      PROXY VOTING POLICIES AND PROCEDURES

                                  May 27, 2003



These policies and procedures apply to the voting of proxies by Duff & Phelps Investment Management Co. ("Adviser") for accounts over which the firm has proxy voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental guideline followed by Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in EXHIBIT A ("Proxy Guidelines"). These guidelines are applicable to the voting of domestic and global proxies.

SECTION 2. DUFF & PHELPS INVESTMENT MANAGEMENT CO.

As an integral part of the investment process and where authorized by its clients, Adviser has responsibility for voting proxies, along with interpretation and application of its Proxy Guidelines. Given that certain investment teams are managing monies at different locations, the firm has delegated this activity to a third party, which is described in Section 3. There are a limited number of proxies received by the investment team in Chicago that are voted manually in compliance with the Proxy Guidelines. Records pertaining to manually voted proxies are to be kept with the investment team and be provided to the Duff & Phelps Investment Management Co. ("DPIM") Compliance Department as requested in order to comply with applicable regulations. The DPIM Compliance Department will also maintain electronic copies of proxy voting information provided by any independent third parties.

SECTION 3. INSTITUTIONAL SHAREHOLDER SERVICES

Adviser has delegated to an independent third party, currently Institutional Shareholder Services ("ISS"), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Guidelines.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, investment managers (with the approval of the Investment Team leader) may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. The DPIM Compliance Department will serve as a facilitator for such requests. In the exercise of such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one investment team and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Investment personnel for the respective investment team will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be kept by the investment team and be available to the DPIM Compliance Department as part of the recordkeeping process.

SECTION 5. CONFLICTS OF INTEREST

Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Adviser may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Adviser and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at anytime, the Responsible Voting Parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer and/or Counsel. Conflicts of interest will be handled in various ways depending on the type of and materiality. This includes:

I. Where the Proxy Voting Guidelines outline the Adviser's voting position, as either "for" or "against" such proxy proposal, voting will be in accordance with the Adviser's Proxy Voting Guidelines.

II. Where the Proxy Voting Guidelines outline the Adviser's voting position to be on a "case-by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Adviser depending on the facts and circumstances of each situation and the requirement of applicable law:

     A. Voting the proxy in accordance with the voting recommendation of an independent third party.

     B.   Voting the proxy pursuant to client direction.


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SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Adviser will maintain the following records relating to proxy votes cast under these policies and procedures:

I.   A copy of these policies and procedures

II. A copy of each proxy statement the firm receives regarding client's securities

III. A record of each vote cast by the firm on behalf of a client.

IV. A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

V. A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records referred to in items II. and III. above.

The Adviser will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the Adviser's policy not to disclose its proxy voting records to third parties or special interest groups.

SECTION 7. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Adviser to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8. CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9. OTHER SPECIAL SITUATIONS

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the Adviser that it wishes to retain the right to vote the proxy, Adviser will instruct the custodian to send the proxy material directly to the client, 2) where the Adviser deems the cost of voting would exceed any anticipated benefit to the client, 2) where a proxy is received for a client account that has been terminated with the Adviser, 3) where a proxy is received for a security the Adviser no longer manages (i.e. the Adviser had previously sold the entire position), and/or 4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

                                                                       Exhibit A


                    DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                            PROXY VOTING GUIDELINES

                              Adopted May 27, 2003

These guidelines supplement the formal Proxy Voting Policies and Procedures of Duff & Phelps Investment Management Co. ("Adviser" or the "firm") and provide general direction of how the firm will vote on a number of significant and recurring ballot issues. This list is not all inclusive.

I.    The Board of Directors

          A. Voting on Director Nominees in Uncontested Elections

          Adviser generally votes for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

          B. Chairman and CEO are the Same Person

          Adviser generally votes against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

          C. Director Independence

          Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will evaluate shareholder proposals requesting that the board be comprised of a majority of independent directors on a case-by-case basis and will generally vote against shareholder proposals requesting that the board be comprised of a supermajority of independent directors.

          Adviser generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

          Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if, he or she:

          o  is an officer or full-time employee of the company;

          o is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);

          o has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or

          o has a close family relationship to an executive officer of the company, whether by blood or marriage.

          D. Stock Ownership Requirements

          Adviser generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

          E. Term of Office

          Adviser generally votes against shareholder proposals to limit the tenure of outside directors.

          F. Director and Officer Indemnification and Liability Protection

          Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Adviser generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

          G. Charitable Contributions

          Adviser generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.   Proxy Contests

          A. Voting for Director Nominees in Contested Elections

          Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

          o long-term financial performance of the target company relative to its industry;

          o  management's track record;

          o  background to the proxy contest;

          o  qualifications of director nominees (both slates);

          o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          o  stock ownership positions.

          B. Reimburse Proxy Solicitation Expenses

          Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III.  Auditors

          A. Ratifying Auditors

          Adviser generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          Adviser, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company's auditors to provide non-audit services.

          Adviser, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

IV.   Proxy Contest Defenses

          A. Board Structure: Staggered vs. Annual Elections

          Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

          B. Shareholder Ability to Remove Directors


          Adviser, on a case-by-case basis, votes proposals that provide directors may be removed only for cause.

          Adviser generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

          C. Cumulative Voting

          Adviser generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

          D. Shareholder Ability to Call Special Meetings

          Adviser generally votes for proposals to restrict or prohibit shareholder ability to call special meetings.

          E. Shareholder Ability to Act by Written Consent

          Adviser generally votes for proposals to restrict or prohibit shareholder ability to take action by written consent.

          F. Shareholder Ability to Alter the Size of the Board

          Adviser generally votes against proposals limiting management's ability to alter the size of the board.

V.    Tender Offer Defenses

          A. Poison Pills

          Adviser generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

          Adviser, on a case-by-case basis, votes proposals to ratify a poison pill.

          B. Fair Price Provisions

          Adviser, on a case-by-case basis, votes on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

          Adviser generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

          C. Greenmail

          Adviser, on a case-by-case basis, votes proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          Adviser generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          D. Unequal Voting Rights

          Adviser generally votes against dual class exchange offers.

          Adviser generally votes against dual class recapitalizations.

          E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

          Adviser generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

          Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

          F. Supermajority Shareholder Vote Requirement to Approve Mergers

          Adviser generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

          Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

          G. White Squire Placements

          Adviser, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI.   Miscellaneous Governance Provisions

          A. Confidential Voting

          Adviser, on a case-by-case basis, votes proposals requiring confidential voting and independent vote tabulators.

          B. Equal Access

          Adviser, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

          C. Bundled Proposals

          Adviser, on a case-by-case basis, votes bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, Adviser will vote against the proposals. If the combined effect is positive, Adviser will support such proposals.

          D. Shareholder Advisory Committees

          Adviser, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

VII.  Capital Structure

          A. Common Stock Authorization

          Adviser, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

          B. Stock Distributions: Splits and Dividends

          Adviser generally votes for management proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split.

          C. Reverse Stock Splits

          Adviser generally votes for management proposals to implement a reverse stock split, provided management demonstrates a reasonable basis for the reverse split.

          D. Blank Check Preferred Authorization

          Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

          E. Shareholder Proposals Regarding Blank Check Preferred Stock

          Adviser, on a case-by-case basis, votes shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

          F. Adjust Par Value of Common Stock

          Adviser generally votes for management proposals to reduce the par value of common stock.

          G. Preemptive Rights

          Adviser generally reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. Adviser generally opposes preemptive rights for publicly-held companies with a broad stockholder base.

          H. Debt Restructuring

          Adviser reviews, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser will consider the following issues:

          Dilution --How much will ownership interest of existing shareholders be reduced, and how extreme will dilution be to any future earnings?

          Change in Control-- Will the transaction result in a change in control of the company?

          Bankruptcy --Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

          Generally, Adviser approves proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

          I. Share Repurchase Programs

          Adviser generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

          Adviser, on a case-by-case basis, votes on executive and director compensation plans. Adviser generally votes for compensation plans if the following criteria are met:

          Voting Power Dilution -The sum of new shares authorized plus shares available for grant under all existing plans and options granted, but not yet exercised, does not exceed 15 percent of shares outstanding as of record date. This threshold is increased to 20 percent for companies in the technology, banking, and financial services industries.

          Discounts -The exercise price is no less than 100 percent of fair market value at the time of grant.

          Repricing -The company has not repriced underwater stock options during the past three years.

          A. OBRA-Related Compensation Proposals

          o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          Adviser generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 ("OBRA") regarding executive compensation.

          o  Amendments to Added Performance-Based Goals

          Adviser generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

          o  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          Adviser, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA. .

          o  Approval of Cash or Cash-and-Stock Bonus Plans

          Adviser, on a case-by-case basis, votes proposals relating to cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

          B. Shareholder Proposals to Limit Executive and Director Pay

          Adviser, on a case-by-case basis, votes shareholder proposals that seek additional disclosure of executive and director pay information.

          Adviser, on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

          C. Golden and Tin Parachutes

          Adviser, on a case-by-case basis, votes shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

          D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

          Adviser generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is "excessive" (i.e., generally greater than ten percent (10%) of outstanding shares).

          E. 401(k) Employee Benefit Plans

          Adviser generally votes for proposals to implement a 401(k) savings plan for employees.

          F. Director Retirement Benefits

          Adviser, on a case-by-case basis, votes shareholder proposals requesting companies cease to pay retirement benefits to directors.

          G. Stock Option Expensing

          Pending the adoption of definitive rules on option expensing by the Financial Accounting Standards Board (FASB), Adviser generally supports shareholder proposals requesting that companies expense options.

IX.   State of Incorporation

          A. Voting on State Takeover Statutes

          Adviser, on a case-by-case basis, votes proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

          B. Voting on Reincorporation Proposals

          Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.    Mergers and Corporate Restructurings

          A. Mergers and Acquisitions

          Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

          o anticipated financial and operating benefits; offer price (cost vs. premium);

          o  prospects of the combined companies; how the deal was negotiated;
            and

          o changes in corporate governance and their impact on shareholder rights.

          B. Corporate Restructuring Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

          C. Spin-offs

          Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

          D. Asset Sales

          Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

          E. Liquidations

          Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          F. Appraisal Rights

          Adviser generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

          G. Changing Corporate Name

          Adviser generally votes for changing the corporate name.

          H. Adjourn Meeting

          Adviser, on a case-by-case basis, votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI.   Mutual Funds

          A. Election of Trustees

          Votes on trustee nominees are evaluated on a case-by-case basis.

          B. Investment Advisory Agreement

          Votes on investment advisory agreements are evaluated on a case-by-case basis.

          C. Fundamental Investment Restrictions

          Votes on amendments to a fund's fundamental investment restrictions are evaluated on a case-by-case basis.

          D. Distribution Agreements

          Votes on distribution agreements are evaluated on a case-by-case basis.

XII.  Social and Environmental Issues

          Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder.






File: DPIMproxypolicy03

                              HARRIS ORGANIZATION


                                 POLICY MANUAL











                            -----------------------
                                  PROXY VOTING

                            -----------------------





                                September, 2005

PROXY VOTING PHILOSOPHY/POLICY
------------------------------


Voting of proxies is an important aspect of stock ownership. The issues involved can affect both the near and long term value of a company's securities.

As a fiduciary, Harris must vote proxies in the sole interest of the beneficiaries, both current and future. The business and/or other interests of the fiduciary must not be allowed to affect the duty of undivided loyalty to the interests of those beneficiaries.

It is in the interest of shareholders that corporations have a set of governing arrangements that provide for a reasonable continuity of management. Therefore, when judging those proxy proposals which would directly affect corporate governance, it is appropriate to seek or maintain a reasonable balance between the power and prerogatives of shareholders and the authority of management.

When making proxy voting decisions, Harris adheres to its Proxy Voting Guidelines (the "Guidelines"), and revised from time to time. As discussed below, separate Taft-Hartley guidelines have been established for clients that may differ from the general guidelines established by Harris.

Proxies for non-U.S. related entities will be voted where the cost and investment risk are not unreasonable in relation to the value of the vote.



PROXY ADVISORY COMMITTEE ("PAC")
--------------------------------

This Committee establishes general policies and guidelines and makes individual decisions in connection with all management and shareholder proposals which are subject to security holder vote. The PAC has the authority to vote proxies of companies whose securities are held in more than one fiduciary account (or related groups of accounts) managed by Harris N.A. ("HNA"), Harris Investment Management, Inc. ("HIM"), and any other subsidiary of Harris Bankcorp, Inc. ("Bankcorp") that agree to have the PAC vote their accounts' securities. Account Administrative Officers have the authority to vote proxies for securities held in only one account (or group of related accounts), keeping in mind the general and/or Taft-Hartley policies and guidelines established by the PAC.

The PAC (consisting of such number of members as may be prescribed pursuant to the Proxy Advisory Committee mandate established by Harris organization directive) is appointed by and reports to the HNA Fiduciary Risk Management Committee ("FRMC") and Directors Trust Committee (DTC). Minutes of meetings and actions on proxies are kept and made available to all members of FRMC and DTC, the Personal Asset Management Committee and the Institutional Investment Policy Committee. These polices, as outline in this "Policy Manual - Proxy Voting" are made available for use by subsidiaries of the Harris Bankcorp, Inc.



PROXY VOTING AGENT
------------------

The PAC uses the services of a proxy voting agent ("Agent") to interpret proxy materials received from companies, provide associated research, to provide considerations and recommendations for voting on particular proxy proposal, and to vote proxies in accordance with the Guidelines. The PAC currently uses Institutional Shareholder Services ("ISS") as its Agent.

The Guidelines, which have been developed with reference to the established standards and positions of ISS, set forth Harris' positions on recurring issues as well as criteria for addressing non-recurring issues. In instances where ISS's research is consistent with the PAC's policies, ISS is instructed to vote such proxies without further consultation with the PAC. The PAC nonetheless has instructed ISS to refer certain issues, together with its recommendation, to the PAC for voting by the PAC. If an issue arises that is not addressed by the PAC's voting policies, ISS has been instructed to forward that proxy to the PAC along with its recommendation as to how the proxy should be voted. Upon review of the issue and ISS's recommendation, the PAC will then direct the Agent how to vote on the matter. In the event that ISS recuses itself on a proxy matter and makes no recommendation, the PAC will review the issue and then direct ISS how to vote. If an issue arises which is expected to recur frequently, the PAC will develop a policy to deal with it and inform ISS of its decision.



MANAGEMENT PROPOSALS
--------------------

The PAC has determined that, except insofar as the section on Conflicts of Interest may require otherwise, the following Management proposals listed below will be dealt with as follows:

    1. Agenda items such as Proxy contests and proposals to separate or combine the Chairman and CEO positions shall be referred to the PAC, along with ISS's recommendation. The PAC shall instruct ISS on how to vote in each case.
    2. Agenda items such as the election of officers, mergers and equity based compensation (option plans) shall be voted on a case-by-case basis, following the established Guidelines.
    3. Agenda items such as share repurchase programs, ratification of auditors and reverse stock splits shall be supported without individual review.
    4. Agenda items such as blank check authorization to create new classes of preferred stock, proposals to eliminate cumulative voting and proposals to limit/eliminate shareholders' right to act by written consent shall be opposed without individual review.

SHAREHOLDER PROPOSALS
---------------------

Certain shareholder proposals tend to appear in more than one company's proxy statement. The PAC has reviewed the issues related to the following types of shareholder proposals and determined that, except insofar as the section on Conflicts of Interest may require otherwise, the shareholder proposals listed below will be dealt with as follows:

    1. Agenda items such as proposals to ratify or cancel golden or tin parachutes, to establish holding periods for stock options awards and to ratify management "poison pill" proposals shall be voted on a case-by-case basis, following the established Guidelines.
    2. Agenda items such as the expensing of stock options, limiting the composition of committees to independent directors and excluding pension fund income in the calculation of earnings used to determine executive compensation shall be supported without individual review.
    3. Agenda items such as proposals to mandate a minimum amount of stock that directors must own, to set absolute levels on compensation and to classify the board shall be opposed without individual review.

         ,

TAFT-HARTLEY MATTERS
--------------------

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act of 1974 ("ERISA"), which establishes, together with regulations promulgated by the U.S. Department of Labor, the requirements for managing and investing benefit-plan assets. The fiduciary duties of loyalty and prudence require that proxy voting be 'solely in the economic interest of participants and plan beneficiaries', and that voting decisions be based on financial criteria pursuant to a clear process for evaluating the related issues embodied in the principle of a "worker-owner view of value".

ISS and HIM have crafted a Taft-Hartley voting policy to meet these requirements, including assessment of the short-term and long-term impact of a vote and promotion of positions that are consistent with the long-term economic best interests of plan members. In addition, the voting guidelines consider workplace issues that may affect corporate performance, including:
    -   Corporate policies that affect job security and wage levels;
    -   Corporate policies that affect local economic development and stability;
    -   Corporate responsibility to employees and communities; and
    -   Workplace safety and health issues.

Each issue will be considered on a case-by-case basis, and in the context of the individual company being reviewed.

For certain clients of HIM that have directed HIM to use the Taft-Hartley guidelines, the PAC has instructed ISS to vote proxies for the accounts of those clients in accordance with the ISS's AFL-CIO Proxy Voting Guidelines. Except insofar as the section on Conflicts of Interest may require otherwise, proposals subject to the AFL/CIO Guidelines may, depending on the precise topic, be voted differently, from those of other clients of HIM and other Bankcorp member entities.



MUTUAL FUND PROXIES
-------------------

Mutual funds are frequently used by both individual and institutional investors. When voting proxies, it is important that fiduciaries ensure that shareholders' rights are being preserved. For this reason, proxy issues involving fundamental investment policies should be voted by the Agent on a case-by-case basis as directed by the PAC. Proxy issues such as increases in investment management fees, selection of investment advisers, changes in investment objectives and changes in investment strategies that increase portfolio risk will also be evaluated and voting directed on a case-by-case basis. To the extent that legally permissible proposals seek to eliminate shareholder voting on changes to the above items, they will be opposed.

All other proposals are to be voted in accordance with existing proxy voting policy. Proxy proposals relating to the Harris Insight Funds shall be dealt with as required by the Conflict of Interest section, below.



CONFLICTS OF INTEREST
---------------------

A conflict of interest may arise from time to time for a person or organization involved in the proxy voting process. Most proxy matters are voted on by the Agent in accordance with the other procedures set forth herein, independently of any interest in those questions by the Harris organization, its personnel, and affiliated entities. A conflict of interest may exist, however, if, e.g., the Agent has referred a proxy question to the PAC as otherwise required by these procedures, and HIM, HNA or another Harris banking entity, or another member of the Bank of Montreal family of companies has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Individual conflicts of interest also may arise if, e.g., a member of the PAC holds a position in a security that is the subject of a proxy vote.

Any identified potential conflict of interest, whether personal or corporate, shall be communicated to the PAC by the appropriate Chief Compliance Officer in a timely manner. In addition, any member of the PAC who has actual knowledge of a potential personal conflict of interest, e.g., familial relationship with company management or an institutional/corporate conflict relating to a particular referral item shall disclose that potential conflict to the Chairman of the PAC and to the appropriate Compliance Officer and, in the case of a potential personal conflict, remove him/herself from the proxy voting process. The Chief Compliance Officer and/or the Harris Law Department will review each item referred to them in accordance with these procedures to determine if an actual conflict of interest exists and will provide the PAC with a report for each referred item that (1) describes any conflict of interest, (2) discusses any exceptional procedures(s) to be used to address such conflict of interest, (3) discloses any contacts from parties outside the Harris organization (other than routine communications from proxy solicitors) with respect to the referred item not otherwise reported, and (4) includes written confirmation that any voting recommendation provided by Harris personnel was made solely on the investment merits and without regard to any other consideration. EXCEPT AS DIRECTED OTHERWISE BY THE CHIEF COMPLIANCE OFFICER IN CONSULTATION WITH THE HARRIS LAW DEPARTMENT, THE PAC SHALL VOTE OR CAUSE THE AGENT TO VOTE ANY PROXY QUESTION CONCERNING A CONFLICT OF INTEREST EXISTS IN ACCORDANCE WITH THE AGENT'S INDEPENDENTLY DEVELOPED RECOMMENDATION.

With regard to any proxy issue related to the Harris Insight Funds, because HIM serves as the fund's investment adviser and HNA provides other services to the funds, a conflict of interest may exist on any matter affecting those Harris entities and may exist in other areas as well. Any proxy question that affects a Harris entity shall, therefore, be voted solely by ISS or another proxy voting Agent, in its sole discretion, without regard to the effect of such vote on the Harris organization. Proxy questions for the Harris Insight Funds other than those related to Harris entities shall be decided in accordance with the other provisions of these procedures or, if not within the directions provided herein, by ISS or another proxy voting Agent in its sole discretion.

POLICY APPROVED MARCH 15, 2007

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT
         ----------------

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.      GENERAL PROXY VOTING GUIDELINES
         -------------------------------

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

      o  Approval of financial statements and auditor reports.

      o  General updating/corrective amendments to the charter.

      o Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.       BOARD OF DIRECTORS

    1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

    2. Board independence: We generally support proposals requiring that a certain percentage (up to 66?%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

    3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

    4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

    5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

    6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

    7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

    8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

    9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

    1.   We generally support the following:

         o Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

         o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
             (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

         o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

         o   Proposals to authorize share repurchase plans.

         o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

         o   Proposals to effect stock splits.

         o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         o   Proposals for higher dividend payouts.

    2.   We generally oppose the following (notwithstanding management support):

         o Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

         o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

         o   Proposals to create "blank check" preferred stock.

         o   Proposals relating to changes in capitalization by 100% or more.

E.       TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

    1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

    2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

    3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

    4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.       EXECUTIVE AND DIRECTOR REMUNERATION.

    1.   We generally support the following proposals:

         o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

         o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

         o Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

         o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

    3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

    4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

    5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

    6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.     ADMINISTRATION OF POLICY
         ------------------------

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.       COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.       MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special

Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.       IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

    1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

    2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

    3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

    1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

    2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

    3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.       PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the

Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A
----------

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
-----------------------
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

    1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

    2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.   GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     o   Approval of financial statements and auditor reports.

     o   General updating/corrective amendments to the charter.

     o Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.  BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

          c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

          e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66?%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1.    We generally support the following:

              o Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

              o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                 (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

              o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

              o  Proposals to authorize share repurchase plans.

              o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

              o  Proposals to effect stock splits.

              o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

              o  Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

              o Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

              o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

              o  Proposals to create "blank check" preferred stock.

              o Proposals relating to changes in capitalization by 100% or more.

E.  TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.  EXECUTIVE AND DIRECTOR REMUNERATION.

     1.    We generally support the following proposals:

              o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

              o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

              o Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

              o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.  ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.    COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.    MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special

Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.    IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.    PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the

Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                        PHOENIX INVESTMENT COUNSEL, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                                  May 27, 2003

These policies and procedures apply to the voting of proxies by Phoenix Investment Counsel, Inc. ("Adviser") for accounts over which the firm has proxy voting discretion.

SECTION 1.        PROXY VOTING GUIDELINES

The fundamental guideline followed by Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in EXHIBIT A ("Proxy Guidelines"). These guidelines are applicable to the voting of domestic and global proxies.

SECTION 2.        PHOENIX INVESTMENT COUNSEL, INC.

As an integral part of the investment process and where authorized by its clients, Adviser has responsibility for voting proxies, along with interpretation and application of its Proxy Guidelines. Given that certain investment teams are managing monies at different locations, the firm has delegated this activity to a third party, which is described in Section 3. There are a limited number of proxies received by the investment team in Hartford that are voted manually in compliance with the Proxy Guidelines. Records pertaining to manually voted proxies are provided to the Phoenix Investment Partners ("PXP") Compliance Department in order to comply with applicable regulations. The Proxy Liaison in the PXP Compliance Department will also maintain electronic copies of proxy voting information provided by any independent third parties.

SECTION 3.        INSTITUTIONAL SHAREHOLDER SERVICES

Adviser may delegate to an independent third party, currently Institutional Shareholder Services ("ISS"), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Guidelines.

SECTION 4.        APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, investment managers (with the approval of the Investment Team leader) may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. The Proxy Liaison in the PXP Compliance Department will serve as a facilitator for such requests. In the exercise of such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one investment team and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Investment personnel for the respective investment team will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be provided to the PXP Compliance Department as part of the recordkeeping process.

SECTION 5.        CONFLICTS OF INTEREST

Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Adviser may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Adviser and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at anytime, the Responsible Voting Parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer and/or Counsel. Conflicts of interest will be handled in various ways depending on the type of and materiality. This includes:

I. Where the Proxy Voting Guidelines outline the Adviser's voting position, as either "for" or "against" such proxy proposal, voting will be in accordance with the Adviser's Proxy Voting Guidelines.

II. Where the Proxy Voting Guidelines outline the Adviser's voting position to be on a "case-by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Adviser depending on the facts and circumstances of each situation and the requirement of applicable law:

      A. Voting the proxy in accordance with the voting recommendation of an independent third party.

      B.  Voting the proxy pursuant to client direction.

SECTION 6.        PROXY VOTING RECORDS; CLIENT DISCLOSURES

Adviser will maintain the following records relating to proxy votes cast under these policies and procedures:

I.    A copy of these policies and procedures

II. A copy of each proxy statement the firm receives regarding client's securities

III.  A record of each vote cast by the firm on behalf of a client.

IV. A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

V. A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records referred to in items II. and III. above.

The Adviser will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the Adviser's policy not to disclose its proxy voting records to third parties or special interest groups.

SECTION 7.        ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Adviser to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8.        CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9.        OTHER SPECIAL SITUATIONS

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the Adviser that it wishes to retain the right to vote the proxy, Adviser will instruct the custodian to send the proxy material directly to the client, 2) where the Adviser deems the cost of voting would exceed any anticipated benefit to the client, 2) where a proxy is received for a client account that has been terminated with the Adviser, 3) where a proxy is received for a security the Adviser no longer manages (i.e. the Adviser had previously sold the entire position), and/or 4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

                                                                       Exhibit A

                        PHOENIX INVESTMENT COUNSEL, INC.
                             PROXY VOTING GUIDELINES
                              Adopted May 27, 2003

These guidelines supplement the formal Proxy Voting Policies and Procedures of Phoenix Investment Counsel, Inc. ("Adviser" or the "firm") and provide general direction of how the firm will vote on a number of significant and recurring ballot issues. This list is not all inclusive.

I. The Board of Directors

      A. Voting on Director Nominees in Uncontested Elections

      Adviser generally votes for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

      B. Chairman and CEO are the Same Person

      Adviser generally votes against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

      C. Director Independence

      Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will evaluate shareholder proposals requesting that the board be comprised of a majority of independent directors on a case-by-case basis and will generally vote against shareholder proposals requesting that the board be comprised of a supermajority of independent directors.

      Adviser generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if, he or she:

      o   is an officer or full-time employee of the company;
      o is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);
      o has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or
      o has a close family relationship to an executive officer of the company, whether by blood or marriage.

      D. Stock Ownership Requirements

      Adviser generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. Term of Office

      Adviser generally votes against shareholder proposals to limit the tenure of outside directors.

      F. Director and Officer Indemnification and Liability Protection

      o Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Adviser generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

      G. Charitable Contributions

         Adviser generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.  Proxy Contests

      A. Voting for Director Nominees in Contested Elections

      Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

      o long-term financial performance of the target company relative to its industry;
      o   management's track record;
      o   background to the proxy contest;
      o   qualifications of director nominees (both slates);
      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
      o   stock ownership positions.

      B. Reimburse Proxy Solicitation Expenses

      Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case- by-case basis.

III. Auditors

      A. Ratifying Auditors

      Adviser generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      Adviser, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company's auditors to provide non-audit services.

      Adviser, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

IV.  Proxy Contest Defenses

      A. Board Structure: Staggered vs. Annual Elections

      Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

      B. Shareholder Ability to Remove Directors

      Adviser, on a case-by-case basis, votes proposals that provide directors may be removed only for cause.

      Adviser generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

      C. Cumulative Voting

      Adviser generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

      D. Shareholder Ability to Call Special Meetings

      Adviser generally votes for proposals to restrict or prohibit shareholder ability to call special meetings.

      E. Shareholder Ability to Act by Written Consent

      Adviser generally votes for proposals to restrict or prohibit shareholder ability to take action by written consent.

      F. Shareholder Ability to Alter the Size of the Board

      Adviser generally votes against proposals limiting management's ability to alter the size of the board.

V.   Tender Offer Defenses

      A. Poison Pills

      o Adviser generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      Adviser, on a case-by-case basis, votes proposals to ratify a poison pill.

      B. Fair Price Provisions

      Adviser, on a case-by-case basis, votes on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

      Adviser generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C. Greenmail

      Adviser, on a case-by-case basis, votes proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

      Adviser generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D. Unequal Voting Rights

      Adviser generally votes against dual class exchange offers.

      Adviser generally votes against dual class recapitalizations.

      E. Supermajority Shareholder Vote Requirement to Amend the Charter or
         Bylaws

      Adviser generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. Supermajority Shareholder Vote Requirement to Approve Mergers

      Adviser generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G. White Squire Placements

      Adviser, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI.  Miscellaneous Governance Provisions

      A. Confidential Voting

      Adviser, on a case-by-case basis, votes proposals requiring confidential voting and independent vote tabulators.

      B. Equal Access

      Adviser, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C. Bundled Proposals

      Adviser, on a case-by-case basis, votes bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, Adviser will vote against the proposals. If the combined effect is positive, Adviser will support such proposals.

      D. Shareholder Advisory Committees

      Adviser, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

VII. Capital Structure

      A. Common Stock Authorization

      Adviser, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

      B. Stock Distributions: Splits and Dividends

      Adviser generally votes for management proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split.

      C. Reverse Stock Splits

      Adviser generally votes for management proposals to implement a reverse stock split, provided management demonstrates a reasonable basis for the reverse split.

      D. Blank Check Preferred Authorization

      Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

      E. Shareholder Proposals Regarding Blank Check Preferred Stock

      Adviser, on a case-by-case basis, votes shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

      F. Adjust Par Value of Common Stock

      Adviser generally votes for management proposals to reduce the par value of common stock.

      G. Preemptive Rights

      Adviser generally reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. Adviser generally opposes preemptive rights for publicly-held companies with a broad stockholder base.

      H. Debt Restructuring

      Adviser reviews, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser will consider the following issues:

      Dilution --How much will ownership interest of existing shareholders be reduced, and how extreme will dilution be to any future earnings?

      Change in Control-- Will the transaction result in a change in control of the company?

      Bankruptcy --Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

      Generally, Adviser approves proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

      I. Share Repurchase Programs

      Adviser generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

      Adviser, on a case-by-case basis, votes on executive and director compensation plans. Adviser generally votes for compensation plans if the following criteria are met:

      Voting Power Dilution -The sum of new shares authorized plus shares available for grant under all existing plans and options granted, but not yet exercised, does not exceed 15 percent of shares outstanding as of record date. This threshold is increased to 20 percent for companies in the technology, banking, and financial services industries.

      Discounts -The exercise price is no less than 100 percent of fair market value at the time of grant.

      Repricing -The company has not repriced underwater stock options during the past three years.

      A. OBRA-Related Compensation Proposals

      o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          Adviser generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 ("OBRA") regarding executive compensation.

      o   Amendments to Added Performance-Based Goals

          Adviser generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      o   Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          Adviser, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA. .

      o   Approval of Cash or Cash-and-Stock Bonus Plans

          Adviser, on a case-by-case basis, votes proposals relating to cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

      B. Shareholder Proposals to Limit Executive and Director Pay

      Adviser, on a case-by-case basis, votes shareholder proposals that seek additional disclosure of executive and director pay information.

      Adviser, on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

      C. Golden and Tin Parachutes

      Adviser, on a case-by-case basis, votes shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

      D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

      Adviser generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is "excessive" (i.e., generally greater than ten percent (10%) of outstanding shares).

      E.  401(k) Employee Benefit Plans

      Adviser generally votes for proposals to implement a 401(k) savings plan for employees.

      F. Director Retirement Benefits

      Adviser, on a case-by-case basis, votes shareholder proposals requesting companies cease to pay retirement benefits to directors.

      G. Stock Option Expensing

      Pending the adoption of definitive rules on option expensing by the Financial Accounting Standards Board (FASB), Adviser generally supports shareholder proposals requesting that companies expense options.

IX.  State of Incorporation

      A.  Voting on State Takeover Statutes

      Adviser, on a case-by-case basis, votes proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

      B. Voting on Reincorporation Proposals

      Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.   Mergers and Corporate Restructurings

      A. Mergers and Acquisitions

      Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

      o anticipated financial and operating benefits; offer price (cost vs. premium);
      o   prospects of the combined companies; how the deal was negotiated; and

      B. Corporate Restructuring

      Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

      C. Spin-offs

      Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D. Asset Sales

      Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. Liquidations

      Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. Appraisal Rights

      Adviser generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

      G. Changing Corporate Name

      Adviser generally votes for changing the corporate name.

      H. Adjourn Meeting

      Adviser, on a case-by-case basis, votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI.  Mutual Funds

      A. Election of Trustees

      Votes on trustee nominees are evaluated on a case-by-case basis.

      B. Investment Advisory Agreement

      Votes on investment advisory agreements are evaluated on a case-by-case basis.

      C. Fundamental Investment Restrictions

      Votes on amendments to a fund's fundamental investment restrictions are evaluated on a case-by- case basis.

      D. Distribution Agreements

      Votes on distribution agreements are evaluated on a case-by-case basis.

XII. Social and Environmental Issues

      Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder.

                                     PART C

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Amended Declaration of Trust.

     1. Declaration of Trust of the Registrant establishing The Big Edge Series Fund dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 (File No. 33-5033) on June 20, 1996.

     2. Amendment to Declaration of Trust effective February 28, 1990, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     3. Amendment to Declaration of Trust effective November 14, 1991, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     4. Amendment to Declaration of Trust effective May 1, 1992, changing the name of the Trust to The Phoenix Edge Series Fund, establishing the Balanced Series, and changing the names of Stock Series to Growth Series and Total-Vest Series to Total Return Series filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     5. Amendment to Declaration of Trust effective January 1, 1995, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     6. Amendment to Declaration of Trust effective November 15, 1995, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 (File No. 33-5033) on January 29, 1996.

     7. Amendment to Declaration of Trust effective February 21, 1996, changing the name of the Series currently designated Bond Series to the Multi-Sector Fixed Income Series, filed via Edgar with Post-Effective Amendment No. 17 (File No. 33-5033) on April 17, 1996.

     8. Amendment to Declaration of Trust effective August 21, 1996, establishing the Aberdeen New Asia Series and changing the name of the Total Return Series to Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 19 (File No. 33-5033) on September 3, 1996.

     9. Amendment to Declaration of Trust effective May 28, 1997, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 (File No. 33-5033) on July 15, 1997.

     10. Amendment to Declaration of Trust effective February 27, 1998, establishing the Engemann Nifty Fifty Series, Seneca Mid-Cap Series, Phoenix Growth and Income Series, Phoenix Value Equity Series and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     11. Amendment to Declaration of Trust dated May 1, 1998 for scribner's error in Amendment filed February 27, 1998, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     12. Amendment to Declaration of Trust effective May 1, 1999, changing the name of the Series currently designated as Balanced Series, Multi-Sector Fixed Income Series, Money Market Series, Strategic Allocation Series, Growth Series, International Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Schafer Mid-Cap Value Series, Seneca Mid-Cap Growth Series, Phoenix Value Equity Series, and Phoenix Growth and Income Series to Phoenix-Goodwin Balanced Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Strategic Allocation Series, Phoenix-Goodwin Growth Series, Phoenix-Aberdeen International Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix-Goodwin Strategic Theme Series, Phoenix-Aberdeen New Asia Series, Phoenix Research Enhanced Index Series, Phoenix-Engemann Nifty Fifty Series, Phoenix-Schafer Mid-Cap Value Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Hollister Value Equity Series, and Phoenix-Oakhurst Growth and Income Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

13. Amendment to Declaration of Trust effective December 1, 1999, establishing the Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     14. Amendment to Declaration of Trust effective December 1, 1999, changing names of Phoenix-Goodwin Growth Series to Phoenix-Engemann Capital Growth Series, Phoenix-Goodwin Strategic Theme Series to Phoenix-Seneca Strategic Theme Series, Phoenix-Goodwin Balanced Series to Phoenix-Oakhurst Balanced Series, and Phoenix-Goodwin Strategic Allocation Series to Phoenix-Oakhurst Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     15. Amendment to Declaration of Trust effective April 21, 2000, changing name of Phoenix-Research Enhanced Index Series to Phoenix-J.P. Morgan Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     16. Amendment to Declaration of Trust effective July 26, 2000, establishing the Phoenix-Bankers Trust NASDAQ-100 Index(R) Series and
         Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     17. Amendment to Declaration of Trust effective September 29, 2000, establishing the Phoenix-Sanford Bernstein Global Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series and changing the name of Phoenix-Schafer Mid-Cap Value Series to Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     18. Amendment to Declaration of Trust effective May 1, 2001, changing the name of Phoenix-Bankers Trust Dow 30 Series to Phoenix-Deutsche Dow 30 Series, and Phoenix-Bankers Trust NASDAQ-100 Index(R) Series to Phoenix-Deutsche NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     19. Amendment to Declaration of Trust effective August 31, 2001 establishing the Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series and Phoenix-MFS Value Series, and changing the name of Phoenix-Janus Equity Income Series to Phoenix-Janus Core Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     20. Amendment to Declaration of Trust effective as of October 29, 2001 amending the fundamental investment restrictions of each Series, filed via Edgar with Post-Effective Amendment No. 41 (File No. 33-5033) on March 1, 2002.

     21. Amendment to Declaration of Trust effective as of March 18, 2002, merging of Phoenix-Oakhurst Balanced Series into Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Engemann Nifty Fifty Series into Phoenix-Engemann Growth Series, and Phoenix-Janus Core Equity Series Income Series into Phoenix-Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 42 (File No. 33-5033) on April 29, 2002.

     22. Amendment to Declaration of Trust effective May 10, 2002, changing the name of Phoenix-Morgan Stanley Focus Equity Series to Phoenix-Van Kampen Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 43 (File No. 33-5033) on May 24, 2002.

     23. Amendment to Declaration of Trust effective August 9, 2002, establishing Phoenix-Kayne Large-Cap Core Series, Phoenix-Kayne Small-Cap Quality Value Series, Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid-Cap Value Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series and Phoenix-State Street Research Small-Cap Growth Series and amending Section 4.2 of Article IV list of Series as described in Trust's registration statement, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     24. Amendment to Declaration of Trust effective as of October 25, 2002 deleting reference to Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 45 (File No. 33-5033) on February 24, 2003.

(b) Not applicable.

(c) Not applicable.

(d)  Investment Advisory Contracts.

      1. Investment Advisory Agreements.

         (1) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series dated January 1, 1993, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

              a. Instrument to Amend Investment Advisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc., pertaining to Phoenix Strategic Theme Series dated January 23, 1996, filed via Edgar with Post-Effective Amendment
                  No. 46 (File No. 33-5033) on April 30, 2003.

              b. Second Amendment to the Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 9, 2002, covering the Phoenix-Kayne Large-Cap Core Series and Phoenix-Kayne Small-Cap Quality Value Series and deleting reference to Phoenix-Oakhurst Balanced Series (f/k/a Balanced Series) and Phoenix-Engemann Nifty Fifty Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              c. Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002 to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              d. Fourth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated May 9, 2003 (pertaining to addition of new series named Phoenix-Goodwin Multi-Sector Short Term Bond Series), filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

              e. Fifth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 12, 2003 (pertaining to addition of new series named Phoenix-Goodwin Multi-Sector Short Term Bond Series - change in fee schedule from Fourth Amendment), filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

              f. Sixth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated October 23, 2003 (pertaining to name change from Phoenix-Kayne Large-Cap Core Series to Phoenix-Kayne Rising Dividends Series), filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

              g. Seventh Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 12, 2005 (pertaining to the deletion of Phoenix-Seneca Strategic Theme Series) filed via Edgar with Post-Effective Amendment No. 53 on April 28, 2006.

         (2) Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated May 1, 1995 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

              a. Substitution Agreement between Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co. dated February 27, 1998, covering Phoenix Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

         (3) Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated December 14, 1999, covering Phoenix-Schafer Mid-Cap Value Series, Phoenix Research Enhanced Index Series, Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated July 5, 2000, covering the Phoenix-Bankers Trust NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              b. Second Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated September 28, 2000, covering the Phoenix-Sanford Bernstein Global Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              c. Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated October 29, 2001, covering the Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              d. Fourth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated August 9, 2002, covering Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid-Cap Value Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series, and Phoenix-State Street Research Small-Cap Growth Series, the deletion of Phoenix-Janus Core Equity Series, and the renaming of Phoenix-Morgan Stanley Focus Equity Series to Phoenix-Van Kampen Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              e. Fifth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated February 10, 2003, deleting the reference of Phoenix-Van Kampen Focus Equity Series (f/k/a Phoenix-Morgan Stanley Focus Equity Series) and Phoenix-Janus Growth Series; renaming Phoenix-J.P. Morgan Research Enhanced Index Series (f/k/a Phoenix Research Enhanced Index Series) with Phoenix-Alliance/Bernstein Enhanced Index Series; renaming of Phoenix-Deutsche Dow 30 Series (f/k/a Phoenix-Bankers Trust Dow 30 Series) with Phoenix-Northern Dow 30 Series; and renaming of Phoenix-Deutsche NASDAQ-100 Index(R) Series (f/k/a Phoenix-Bankers Trust NASDAQ-100 Index(R) Series) with Phoenix-Northern NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              f. Sixth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated May 9, 2003 pertaining to the voting of proxies filed via Edgar with Post-Effective Amendment No. 52 (File No. 33-5033) on February 3, 2006.

              g. Seventh Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated August 12, 2005 covering Phoenix Mid-Cap Growth Series and Phoenix Strategic Theme Series filed via Edgar with Post-Effective Amendment No. 52 (File No. 33-5033) on February 3, 2006.

              h. Eighth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. date May 1, 2006, covering Phoenix-Van Kampen Comstock Series (formerly, Phoenix-Engemann Value Equity Series) filed via Edgar with Post-Effective Amendment No. 53 on April 28, 2006.

         (4) Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc., dated May 1, 2006, on behalf of Phoenix-S&P Dynamic Asset Allocation Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, and Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, filed via Edgar with Post-Effective Amendment No. 53 on April 28, 2006.

     2. Subadvisory Agreements.

         (1) Subadvisor Agreement between Phoenix Variable Advisors, Inc. and Bennett Lawrence Management LLC dated August 12, 2005, covering Phoenix Mid-Cap Growth Series (f/k/a Seneca Mid-Cap Growth Series) and Phoenix Strategic Theme Series (f/k/a Seneca Strategic Theme Series), filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on April 28, 2006.

         (2) Subadvisory Agreement between Aberdeen Fund Managers, Inc. and Phoenix Investment Counsel, Inc. dated October 27, 1998, covering the International Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to the Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc., covering the Phoenix-Aberdeen International Series (f/k/a International Series) dated November 12, 2002, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

         (3) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated September 28, 2000, covering Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. Amendment to Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated September 4, 2003, covering Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (4) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated October 2, 2000, covering Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. Amendment to Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated October 2, 2000 to substitute Schedule C (fee structure), filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              b. Second Amendment to Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated September 4, 2003 covering Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (5) Subadvisory Agreement between Fred Alger Management, Inc. and Phoenix Variable Advisors, Inc. dated January 11, 2005, covering Phoenix-Alger Small-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (6) Subadvisory Agreement between Phoenix Variable Advisors, Inc., dated May 1, 2006, and Standard & Poor's Investment Advisory Services LLC, covering the Phoenix-S&P Dynamic Asset Allocation
              Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series:
              Moderate Growth, Phoenix-S&P Dynamic Asset Allocation Series:
              Growth and Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, filed via Edgar with Post-Effective Amendment No. 53 on April 28, 2006.


         (7) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Morgan Stanley Investment Management Inc., dba Van Kampen, dated May 1, 2006, covering Phoenix-Van Kampen Comstock Series (formerly, Phoenix-Engemann Value Equity Series) filed herein.


         (8) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Morgan Stanley Investment Management Inc., dba Van Kampen, dated September 1, 2006, covering the Phoenix-Van Kampen 500 Equity Index Series (formerly, Phoenix-Alliance/Bernstein Enhanced Index Series), filed herein.

         (9) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Harris Investment Management Inc., dated June 23, 2006, covering the Phoenix Capital Growth Series, filed herein.


(e) Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation dated December 5, 2005 covering the Phoenix - S&P Dynamic Asset Allocation Series, filed via Edgar with Post-Effective Amendment No. 52 (File No. 33-5033) on February 3, 2006.


(f) Not applicable.

(g) Custodian Agreements.

         State Street Bank and Trust Company

         (1) Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 (File No. 33-5033) on December 12, 1997.

         (2) Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company dated February 10, 2000, filed via Edgar with Form N-14 (Form No. 333-116764) on June 23, 2004 and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (3) Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company, effective July 2, 2001, filed via Edgar with Post-Effective Amendment No. 42 (File No. 33-5033) on April 29, 2002.

         (4) Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 10, 2002, filed via Edgar with Form N-14 (File No. 333-116764) on June 23, 2004, and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (5) Letter Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company, covering the Phoenix-Kayne Large-Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-State Street Research Small-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 44 (File No. 33-5033) on August 9, 2002.

(h) Other Material Contracts.

     1. Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated August 29, 1988 filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     2. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

         (1) First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, filed via Edgar with Post-Effective Amendment No. 25 (File No. 33-5033) on April 29, 1998.

         (2) Second Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective June 1, 1988, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (3) Third Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective October 29, 2001, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (4) Fourth Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective August 9, 2002, filed via Edgar with Form N-14 (File No. 333-111961) on January 16, 2004, and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (5) Fifth Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective January 1, 2003, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

     3. Service Agreement dated January 1, 2003 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Form N-14 (File No. 333-111961) on January 16, 2004, and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (1) First Amendment dated November 11, 2003 to Service Agreement dated January 1, 2003 by and among The Phoenix Edge Series
              Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated November 11, 2003, filed via Edgar with Post-Effective Amendment No. 47
              (File No. 33-5033) on April 30, 2004.

         (2) Second Amendment dated February 27, 2004 to Service Agreement dated January 1, 2003, as amended, by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (3) Third Amendment dated November 15, 2004 to Service Agreement dated January 1, 2003, as amended, by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (4) Fourth Amendment dated November 13, 2005 to Service Agreement dated January 1, 2003, as amended, by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Post-Effective Amendment No. 52 (File No. 33-5033) on February 3, 2006.


     4. Securities Lending Authorization Agreement, dated August 1, 2005, by and among Phoenix Series Fund, Phoenix-Kayne Funds, Phoenix Investment Trust 97, and State Street Bank and Trust filed via Edgar with Post-Effective Amendment No. 53 (File No. 033-05033) on April 28, 2006.

         (1) First Amendment, dated February 3, 2006, to Securities Lending Authorization Agreement, dated August 1, 2005, by and among Phoenix Series Fund, Phoenix-Kayne Funds, Phoenix Investment Trust, Phoenix-Engemann Funds, Phoenix Equity Trust, The Zweig Fund, Inc, The Zweig Total Return Fund, Inc., the Registrant, and State Street Bank and Trust filed via Edgar with Post-Effective Amendment No. 53 (File No. 033-05033) on April 28, 2006.

         (2) Second Amendment dated March 1, 2007, to Securities Lending Authorization Agreement, dated August 1, 2005, and amended by a First Amendment dated February 3, 2006 by and among Phoenix Series Fund, Phoenix Asset Trust, Phoenix Investment Trust 97, Phoenix Investment Trust 06, Phoenix Equity Trust, The Zweig Fund, Inc., The Zweig Total Return Fund, Inc., Phoenix Adviser Trust, the Registrant, and State Street Bank and Trust filed herein.

     5. SPDR Trust, Series 1 Purchasing Fund Agreement, dated May 1, 2006 between State Street Bank and Trust Company, in its capacity as Trustee and on behalf of the SPDR Trust, Series 1 and Phoenix Variable Advisors, Inc. as investment adviser to the Phoenix - S&P Dynamic Asset Allocation Series, a part of The Phoenix Edge Series Fund, filed herein.

     6. Amended and Restated Participation Agreement dated January 1, 2007, among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, filed herewith.


     7. Administration Agreement between The Phoenix Edge Series Fund and Phoenix Equity Planning Corporation, dated July 1, 2006, filed herein.

     8.  Expense Limitation Agreements

         (1) Expense Limitation Agreement between The Phoenix Edge Series Fund and Duff & Phelps Investment Management Company, dated September 1, 2006, filed herein.


         (2) Expense Limitation Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc., dated September 1, 2006, filed herein.

              a. First Amendment to the Expense Limitation Agreement dated September 1, 2006 between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc., dated October 20, 2006, filed herein.


         (3) Expense Limitation Agreement between The Phoenix Edge Series Fund and Phoenix Variable Advisors, Inc., dated September 1, 2006, filed herein.

         (4) Expense Limitation Agreement between The Phoenix Edge Series Fund and Phoenix Variable Advisors, Inc., dated May 1, 2006, pertaining to the Phoenix-S&P Dynamic Asset Allocation Series, filed herein.

              a. First Amendment to the Expense Limitation Agreement dated May 1, 2006 between The Phoenix Edge Series Fund and Phoenix Variable Advisors, Inc., dated September 1, 2006, filed herein.

(i) Legal Opinion.
     1. Opinion and Consent of Counsel covering shares of The Phoenix Edge Series Fund, filed herein.

(j) Other Opinions.

     1. Consent of PricewaterhouseCoopers LLP, filed herein.

(k) Not applicable.

(l) Not applicable.

(m) Rule 12b-1 Plan, filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

(n) Not applicable.

(o) Reserved.

(p) Code of Ethics.

     1. Amended and Restated 2006 Code of Ethics pursuant to Rule 17j-1 of the 1940 Act for the Phoenix Funds and The Phoenix Edge Series Fund, filed via Edgar with Post-Effective Amendment No. 53 (File No. 033-05033) on April 28, 2006.

      2. Aberdeen Asset Management, Inc., effective as of February 1, 2006, filed herein.

      3. Fred Alger Management, Inc., Amended and Restated September 7, 2003, filed herein.

      4. Alliance Bernstein L.P., December 2005, updated June 2006, filed herein.

      5. Duff & Phelps Investment Management Co., Amended and Restated August 30, 2006, filed herein.

      6. S&P Investment Advisory Services LLC, filed via Edgar with Post-Effective Amendment No. 50 (File No. 33-5033) on November 14, 2005.

      7.  Bennett Lawrence Management, LLC, dated 2006, filed herein.

      8. Morgan Stanley Investment Management, dba Van Kampen, effective December 15, 2006, filed herein.

      9. Phoenix Investment Counsel, Inc. Amended and Restated February 2006, filed via Edgar with Post-Effective Amendment No. 53 on April 28, 2006.

      10. Phoenix Variable Advisors, Inc. Amended and Restated February 2006, filed via Edgar with Post-Effective Amendment No. 53 on April 28, 2006.

      11. Harris Investment Management, Inc. as Amended Effective January 3, 2007, filed herein.

(q) Powers of Attorney for all Trustees, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                        DE 100% Holding Company
                                                   -------------------------------
                                                                |
          -----------------------------------------------------------------------------------------------------------
          |                                                                                                         |
---------------------                                                                                        ------------------
Phoenix Life                                                                                                 Phoenix
Insurance                                                                                                    Investment
Company (1,2,3,7,8 +)                                                                                        Management
NY 100%                                                                                                      Company, Inc. (8)
                                                                                                             CT 100%
                                                                                                             Holding Company
---------------------                                                                                        -------------------
          |                                                                                                         |
------------------------------------------------------------                                                        |
          |                                                |                                                        |
          |            ---------------------------------------------------------------------------                  |
          |            |                 |                 |                  |                  |                  |
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  ------------------
 PM Holdings,   Phoenix Life      Phoenix Life      Home Life         Phoenix Life       Phoenix Life        Phoenix
 Inc. (8)       Variable          Variable          Insurance Co.     Separate           Separate            Investment
 CT 100%        Accumulation      Universal Life    Separate          Account C (3 ++)   Account D (3 ++)    Partners, Ltd. (8)
 Holding        Account (1 ++)    Account (2 ++)    Account B (3 ++)  NY                 NY                  DE 100% Asset
 Company        NY                NY                NY                                                       Management Company
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  -------------------
          |            |                                                                    |                       |
          |            ----------------------------------------------------------------------                       |
          |                                                                       |                                 |
          |------------------------------------------------                       |                                 |
          |                       |                       |                       |                                 |
 -----------------------   --------------------   ---------------------    -----------------                        |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                              |
 Variable                  Insurance              Annuity                  Edge Series                              |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                                     |
 DE Registered             CT 100%                CT 100%                  MA                                       |
 Investment Adviser                                                        Mutual Fund                              |
 -----------------------   --------------------   ---------------------    -----------------                        |
                                   |                      |                      |                                  |
           ------------------------|                      |                      |                     |----------------------|
           |                       |                      |                      |                     |                      |
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |            Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |            Planning            Investment
 Account (4 ++)            Universal Life         Variable                       |            Corporation (7,8)   Management
 CT                        Account (5 ++)         Universal Life                 |            CT 100%             Co.(8)
                           CT                     Account (6 ++)                 |            Broker/Dealer       IL 100% Registered
                                                  CT                             |                                Investment Adviser
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
           |                       |                      |                      |                     |
           |                       |                      |----------------------|            -----------------
           |                       |                                             |            Phoenix
           -----------------------------------------------------------------------            Investment
                                                                                              Counsel, Inc. (8)
                                                                                              MA 100% Registered
                                                                                              Investment Adviser
                                                                                              ------------------




---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant



ITEM 25. INDEMNIFICATION

    The Amended Declaration of Trust dated February 18, 1986, provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS AND
SUBADVISORS

    See in the Prospectus and the Statement of Additional Information for information regarding the business of the advisors and subadvisors.


    For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the advisors and subadvisors in the last two years, reference is made to the current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference: Aberdeen Fund Managers, Inc., SEC File No. 801-49966; A I M Capital Management, Inc., SEC File No. 801-15211; Fred Alger Management, Inc., SEC File No. 801-6709; Alliance Bernstein L.P., SEC File No. 801-56720; Bennett Lawrence Management LLC, SEC File No. 801-49805; Duff & Phelps Investment Management Co., SEC File No. 801-14813; Engemann Asset Management, SEC File No. 801-11586; Kayne Anderson Rudnick Investment Management, LLC, SEC File No. 801-24241; Lazard Asset

Management LLC, SEC File No. 801-61701; Morgan Stanley Investment Management Inc., dba Van Kampen, SEC File No. 801-15757; Phoenix Investment Counsel, Inc., SEC File No. 801-5995; Phoenix Variable Advisors, Inc., File No. 801-56484; Northern Trust Investments, N.A., SEC File No. 801-33358 and Standard & Poors Investment Advisory Services LLC, SEC File No. 801-51431.


ITEM 27. PRINCIPAL UNDERWRITERS


     1. Phoenix Equity Planning Corporation ("PEPCO")


        (a) PEPCO serves as the principal underwriter for the following registrants:


             Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOsSM, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, The Phoenix Edge Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


         (b) Directors and Executive Officers of PEPCO are as follows:

             Name and                              Positions and Offices with             Positions and Offices with
             Principal Address                     with Distributor                       Registrant
             -----------------                     ----------------                       ----------

             George R. Aylward, Jr.                Director and                           None
             56 Prospect Street                    Executive Vice President
             P.O. Box 150480
             Hartford, CT 06115-0480

             John H. Beers                         Vice President                         Assistant Secretary
             One American Row                      and Secretary
             P.O. Box 5056
             Hartford, CT 06102-5056

             John R. Flores                        Vice President                         Anti-Money Laundering
             One American Row                      and Anti-Money Laundering              Officer and Assistant
             P.O. Box 5056                         Officer                                Secretary
             Hartford, CT 06102-5056

             Stephen D. Gresham                    Director, and Senior Vice              None
             56 Prospect Street                    President
             P.O. Box 150480
             Hartford, CT 06115-0480

             Michael E. Haylon                     Director                               None
             One American Row
             P.O. Box 5056
             Hartford, CT 06102-5056

             David C. Martin                       Vice President and                     None
             One American Row                      Chief Compliance Officer
             P.O. Box 5056
             Hartford, CT 06102-5056

             Glenn H. Pease                        Vice President, Finance and            None
             56 Prospect Street                    Treasurer
             P.O. Box 150480
             Hartford, CT 06115-0480

             David R. Pellerin                     Vice President and Chief               None
             One American Row                      Financial Officer
             P.O. Box 5056
             Hartford, CT 06102-5056

             Name and                              Positions and Offices with             Positions and Offices with
             Principal Address                     with Distributor                       Registrant
             -----------------                     ----------------                       ----------

             Philip R. Polkinghorn                 Executive Vice President               President
             One American Row
             P.O. Box 5056
             Hartford, CT 06102-5056


             Francis G. Waltman                    Director and President                 None
             56 Prospect Street
             P.O. Box 150480
             Hartford, CT 06115-0480

        (c) No commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the following offices:


Secretary of the Fund:                                Financial Agent and Transfer Agent:

     Kathleen A. McGah, Esq.                               Phoenix Equity Planning Corporation
     One American Row                                      56 Prospect Street
     Hartford, CT 06103-2899                               P. O. Box 150480
                                                           Hartford, CT 06115-0480

                                                           PFPC, Inc.
                                                           103 Bellevue Parkway
                                                           Wilmington, DE 19809

Investment Advisors:                                  Custodian:

     Duff & Phelps Investment Management Co.               State Street Bank and Trust Company
     55 East Monroe Street, Suite 3600                     225 Franklin Avenue
     Chicago, IL 60603                                     Boston, MA 02110

     Phoenix Investment Counsel, Inc.
     56 Prospect Street
     Hartford, CT 06115-0480

     Phoenix Variable Advisors, Inc.
     One American Row
     Hartford, CT 06102-5056

Investment Subadvisors:


     Aberdeen Asset Management, Inc.                 Harris Investment Management, Inc.
     300 S.E. 2nd Street, Suite 820                  190 South LaSalle Street, 4th Floor
     Fort Lauderdale, FL 33301                       Chicago, IL 60603

     AllianceBernstein L.P.                          Morgan Stanley Investment Management Inc., dba Van Kampen
     1345 Avenue of the Americas                     1221 Avenue of the Americas
     New York, NY 10105                              New York, NY 10020

     Bennett Lawrence Management LL                  Standard & Poor's Investment Advisory Services LLC
     The Lincoln Building                            55 Water Street
     60 East 42nd Street                             New York, NY 10041
     New York, NY 10165

     Fred Alger Management, Inc.
     111 Fifth Avenue
     New york, NY 10003


ITEM 29. MANAGEMENT SERVICES

     All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 30th day of April, 2007.


                                       THE PHOENIX EDGE SERIES FUND
                                       By: __________________________
                                           Philip K. Polkinghorn*
                                                President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 30th day of April, 2007.

                         SIGNATURE                                                     TITLE

                   /s/ W. Patrick Bradley                               Vice President, Chief Financial Officer,
-------------------------------------------------------------           Treasurer and Principal Accounting Officer
                     W. Patrick Bradley


                                                                        Trustee

-------------------------------------------------------------

                      Frank M. Ellmer*

                                                                        Trustee

-------------------------------------------------------------

                        John Fabian*

                                                                        Trustee

-------------------------------------------------------------
                    Roger A. Gelfenbien*


                                                                        Trustee

-------------------------------------------------------------
                     Eunice S. Groark*

                                                                        Trustee

-------------------------------------------------------------
                    Frank E. Grzelecki*


                                                                        Trustee

-------------------------------------------------------------
                      John R. Mallin*


                                                                        Trustee and Chairman

-------------------------------------------------------------
                   Philip R. McLoughlin*


-------------------------------------------------------------
                   Philip K. Polkinghorn*                               Trustee and President


    By:  /s/ Kathleen A. McGah
        ----------------------

    *Kathleen A. McGah, pursuant to Powers of Attorney.


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